         [LOGO] Enterprise Logo
         (Green Box to left with 5 white stars)
         ("TM ACCUMULATION TRUST" text on bottom)
   2001 Annual Report
   December 31, 2001

          Aggressive Stock
          Mid-Cap Growth Portfolio
          Multi-Cap Growth Portfolio
          Small Company Growth Portfolio
          Small Company Value Portfolio
          Stock
          Capital Appreciation Portfolio
          Equity Portfolio
          Equity Income Portfolio
          Growth Portfolio
          Growth and Income Portfolio
          International/Global
          Emerging Countries Portfolio
          International Growth Portfolio
          Worldwide Growth Portfolio
          Domestic Hybrid
          Balanced Portfolio
          Managed Portfolio
          Income
          High-Yield Bond Portfolio

                         Enterprise Accumulation Trust
                           Mid-Cap Growth Portfolio
                             SUBADVISER'S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $25.4 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate's normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Mid-Cap Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Mid-Cap Growth Portfolio primarily invests in companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90 percent of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Portfolio. Normally, the Portfolio invests at least 75 percent of its total assets in common stocks of U.S. mid-sized companies.

The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Portfolio may lend portfolio securities equaling up to 30 percent of its total assets on a short-term or long-term basis, including collateral received for securities lent.

2001 Performance Review

The past year has been one of unforgettable turmoil for global equity markets. Already grappling with a synchronized slowdown in world economic and earnings growth, the equity markets were dealt a heavy blow by the devastating effects of the September 11 terrorist attacks on U.S. soil. In addition, there was a continued slowdown in technology spending, and the rise in risk aversion punished growth stocks. Equity indices touched their lowest levels for the year as investors assessed the impact of the attacks on economic sectors and corporate profits. However, stock prices staged a recovery starting in late September, as hopes for an economic rebound in 2002 resurfaced.

The stocks that tended to do the best this year exhibited the worst fundamentals. In the fourth quarter, low quality stocks rebounded in a big way. These tend to be companies that do not meet the Nicholas-Applegate criteria. Top performing holdings during the year included Gilead Sciences Inc., a biotechnology firm. Biotech firms have matured a great deal in the past few years to where some now have commercially viable products that are producing revenue and earnings in addition to having a pipeline of promising products. Electronic Arts Inc., a firm that develops and markets entertainment software, also added value during the year. Technology stocks, which had been under extreme pressure for more than a year, led the comeback in the fourth quarter.

                         ENTERPRISE Accumulation Trust

                           Mid-Cap Growth Portfolio
                             SUBADVISER'S COMMENTS


                         Growth of a $10,000 Investment

                                    [CHART]

Cumulative Total Returns - Periods ending December 31, 2001 Enterprise Accumulation Trust
Mid-Cap Growth Portfolio                      05/01/01-12/31/01
---------------------------------            --------------------
Cumulative Return                                  (23.20)%
Russell 2000 Index*                                 1.66%
Lipper Mid-Cap Growth Fund Index*                  (9.45)%


            Enterprise Accumulation                Lipper Mid-Cap
             Trust Mid-Cap Growth    Russell 2000   Growth Fund
                   Portfolio            Index*         Index*
            -----------------------  ------------  --------------
5/1/2001         $10,000.00           $10,000.00     $10,000.00
12/31/2001        $7,680.00           $10,166.16      $9,055.07




             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Mid-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Mid-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Moving forward in 2002, Nicholas-Applegate will continue to identify and invest in companies exhibiting positive change and solid fundamentals.
Nicholas-Applegate is confident that its philosophy will continue to be rewarded over a full market cycle.

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industries/sectors, thereby providing ample diversification. The Portfolio remains fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Portfolio toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                           MID-CAP GROWTH PORTFOLIO
                 Portfolio of Investments -- December 31, 2001


                                         Number
                                       of Shares
                                      or Principal
                                         Amount       Value

Common Stocks -- 95.00%
-----------------------------------------------------------------

Advertising -- 2.11%
-----------------------------------------------------------------
Interpublic Group of Companies Inc...      700     $    20,678
Lamar Advertising Company (a)........      700          29,638
                                                   -----------
                                                        50,316

Aerospace -- 2.40%
-----------------------------------------------------------------
L 3 Communications Holdings Inc. (a).      300          27,000
Northrop Grumman Corporation.........      300          30,243
                                                   -----------
                                                        57,243

Banking -- 0.60%
-----------------------------------------------------------------
TCF Financial Corporation............      300          14,394

Biotechnology -- 2.23%
-----------------------------------------------------------------
Applera Corporation -- Applied
 Biosystems Group....................      600          23,562
ICOS Corporation (a).................      300          17,232
Invitrogen Corporation (a)...........      200          12,386
                                                   -----------
                                                        53,180

Broadcasting -- 2.09%
-----------------------------------------------------------------
Hispanic Broadcasting Corporation (a)    1,050          26,775
Univision Communications Inc.
 (Class A) (a).......................      570          23,062
                                                   -----------
                                                        49,837

Brokers -- 0.98%
-----------------------------------------------------------------
Bear Stearns Companies Inc...........      400          23,456

Computer Hardware -- 0.56%
-----------------------------------------------------------------
Riverstone Networks Inc. (a).........      800          13,280

Computer Services -- 9.09%
-----------------------------------------------------------------
Affiliated Computer Services Inc. (a)      200          21,226
Bisys Group Inc. (a).................      300          19,197
Cerner Corporation (a)...............      300          14,979
Comverse Technology Inc. (a).........    1,100          24,607
Convergys Corporation (a)............      500          18,745
Emulex Corporation (a)...............      600          23,706
Networks Associates Inc. (a).........      800          20,680
Sungard Data Systems Inc. (a)........    1,000          28,930
VeriSign Inc. (a)....................      670          25,487
Yahoo! Inc. (a)......................    1,100          19,514
                                                   -----------
                                                       217,071

Computer Software -- 11.32%
-----------------------------------------------------------------
Adobe Systems Inc....................      700          21,735
BMC Software Inc. (a)................    1,000          16,370
Electronic Arts Inc. (a).............      300          17,985
Intuit Inc. (a)......................      400          17,104
Legato Systems Inc. (a)..............    1,300          16,861
Manugistics Group Inc. (a)...........    1,100          23,188
McDATA Corporation (a)...............    1,500          37,665
Mercury Interactive Corporation (a)..      600          20,388
Netiq Corporation (a)................      600          21,156
PeopleSoft Inc. (a)..................      880          35,376

                                      Number
                                    of Shares
                                   or Principal
                                      Amount      Value

Siebel Systems Inc. (a)...........      900     $   25,182
Sonicwall Inc. (a)................      900         17,496
                                                ----------
                                                   270,506

Consumer Durables -- 0.68%
----------------------------------------------------------
Harley Davidson Inc...............      300         16,293

Consumer Services -- 3.34%
----------------------------------------------------------
Apollo Group Inc. (a).............      600         27,006
Career Education Corporation (a)..      900         30,852
Earthlink Inc. (a)................    1,800         21,906
                                                ----------
                                                    79,764

Crude & Petroleum -- 0.72%
----------------------------------------------------------
GlobalSantaFe Corporation.........      600         17,112

Electronics -- 0.75%
----------------------------------------------------------
Sanmina Corporation (a)...........      900         17,910

Finance -- 4.26%
----------------------------------------------------------
Concord EFS Inc. (a)..............    1,500         49,170
Fiserv Inc. (a)...................      650         27,508
USA Education Inc.................      300         25,206
                                                ----------
                                                   101,884

Health Care -- 1.68%
----------------------------------------------------------
Community Health Systems Inc. (a).      600         15,300
First Health Group Corporation (a)      400          9,896
McKesson Corporation..............      400         14,960
                                                ----------
                                                    40,156

Hotels & Restaurants -- 0.67%
----------------------------------------------------------
Starbucks Corporation (a).........      840         16,002

Insurance -- 0.83%
----------------------------------------------------------
Anthem Inc. (a)...................      400         19,800

Medical Instruments -- 5.23%
----------------------------------------------------------
Biomet Inc........................      900         27,810
Guidant Corporation...............      930         46,314
St. Jude Medical Inc..............      300         23,295
Zimmer Holdings Inc. (a)..........      900         27,486
                                                ----------
                                                   124,905

Medical Services -- 3.48%
----------------------------------------------------------
Laboratory Corporation of America
 Holdings (a).....................      200         16,170
Manor Care Inc. (a)...............      700         16,597
Waters Corporation (a)............      700         27,125
Wellpoint Health Networks Inc. (a)      200         23,370
                                                ----------
                                                    83,262

Oil Services -- 7.68%
----------------------------------------------------------
Baker Hughes Inc..................      450         16,411
BJ Services Company (a)...........      900         29,205
EOG Resources Inc.................      600         23,466
Nabors Industries Inc. (a)........      760         26,091
National Oilwell Inc. (a).........      700         14,427
Noble Drilling Corporation (a)....      500         17,020

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                    MID-CAP GROWTH PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount      Value

Rowan Companies Inc...................    1,090     $   21,113
Smith International Inc...............      380         20,376
Valero Energy Corporation.............      400         15,248
                                                    ----------
                                                       183,357

Pharmaceuticals -- 12.87%
--------------------------------------------------------------
Allergan Inc..........................      610         45,780
AmerisourceBergen Corporation.........      300         19,065
Barr Laboratories Inc. (a)............      300         23,808
Cephalon Inc. (a).....................      300         22,676
Forest Laboratories Inc. (a)..........      430         35,238
Gilead Sciences Inc. (a)..............      290         19,059
ICN Pharmaceuticals Inc...............      700         23,450
IDEC Pharmaceuticals Corporation (a)..      700         48,251
MedImmune Inc. (a)....................      700         32,445
Millennium Pharmaceuticals Inc. (a)...      700         17,157
Protein Design Labs Inc. (a)..........      620         20,417
                                                    ----------
                                                       307,346

Retail -- 4.93%
--------------------------------------------------------------
Bed Bath & Beyond Inc. (a)............      670         22,713
Best Buy Company Inc. (a).............      300         22,344
Circuit City Stores Inc...............    1,200         31,140
TJX Companies Inc.....................      400         15,944
Williams Sonoma Inc. (a)..............      600         25,740
                                                    ----------
                                                       117,881

Semiconductors -- 10.86%
--------------------------------------------------------------
Advanced Micro Devices Inc. (a).......    1,300         20,618
Alpha Industries Inc..................      400          8,720
Broadcom Corporation (Class A) (a)....      700         28,686
Cree Inc. (a).........................      600         17,676
KLA-Tencor Corporation (a)............      780         38,657
Lam Research Corporation (a)..........    1,180         27,400
LSI Logic Corporation (a).............      900         14,202
Micrel Inc. (a).......................      600         15,738
National Semiconductor Corporation (a)      800         24,632
Novellus Systems Inc. (a).............      750         29,587
Nvidia Corporation (a)................      500         33,450
                                                    ----------
                                                       259,366

Technology -- 2.13%
--------------------------------------------------------------
Macrovision Corporation (a)...........      700         24,654
Network Appliance Inc. (a)............    1,200         26,244
                                                    ----------
                                                        50,898

                                    Number
                                  of Shares
                                 or Principal
                                    Amount      Value

Telecommunications -- 1.76%
--------------------------------------------------------
Crown Castle International
 Corporation (a)................      2,320   $   24,778
Polycom Inc. (a)................        500       17,200
                                              ----------
                                                  41,978

Wireless Communications -- 1.75%
--------------------------------------------------------
Powerwave Technologies Inc. (a).      1,200       20,736
RF Micro Devices Inc. (a).......      1,100       21,153
                                              ----------
                                                  41,889

Total Common Stocks
(Identified cost $2,146,221).................  2,269,086
--------------------------------------------------------

Repurchase Agreement -- 4.52%
--------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $108,009
 Collateral: GNMA
 $115,000, 6.0% due 11/15/31,
 Value $113,294.................   $108,000      108,000

Total Repurchase Agreement
(Identified cost $108,000)...................    108,000
--------------------------------------------------------

Total Investments
(Identified cost $2,254,221)................. $2,377,086

Other Assets Less Liabilities -- 0.48%.......     11,527
                                              ----------

Net Assets -- 100%........................... $2,388,613
--------------------------------------------------------

(a)Non-income producing security.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          Multi-Cap Growth Portfolio
                             SUBADVISER'S COMMENTS

Fred Alger Management, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Fred Alger Management, Inc. ("Alger"), which has approximately $13.6 billion in assets under management, became the subadviser to the Portfolio on July 15, 1999. Alger's normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Multi-Cap Growth Portfolio invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.

The Portfolio may lend portfolio securities equaling up to 30 percent of its total assets on a short-term or long-term basis, including collateral received for securities lent.

2001 Performance Review

The past year was the second consecutive extraordinarily difficult year for equity markets. At the start of the period, the economy had already slowed dramatically and technology stocks were in a freefall. On January 3rd, the Federal Reserve ("Fed") slashed interest rates by 0.50 percent in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration immediately began to press for a significant tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates by an additional 0.50 percent on January 31st. Most stocks acted positively to these events and moved upwards during January.

Unfortunately, February and March proved to be a disaster for equity markets. An ongoing series of earnings disappointments and weak economic reports created renewed pessimism amongst investors, causing many share prices to collapse to new lows. When the Fed cut interest rates by another 0.50 percent after its March 20th meeting, the market failed to respond in a positive fashion. On April 4th, the Nasdaq fell to 1620, and then proceeded to bounce strongly off this low over the following two weeks. On April 18th, the Fed surprised investors yet again with another intra-meeting 0.50 percent rate cut. The move proved to be a strong stimulus for the already recovering equity market, which finished April strongly.

The equity market failed to maintain its positive direction during May and June despite another 0.50 percent Fed rate cut on May 15th and a 0.25 percent rate cut on June 27th. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks. On August 21st, the Fed cut interest rates by another 0.25 percent. This move, already widely anticipated by investors, did little to stop the bleeding.

On Tuesday, September the 11th, the attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as the global markets. When the U.S. markets re-opened on September 17th, a widespread sell-off took place, as evidenced by the Dow's loss of almost 700 points. This was despite an emergency
0.50 percent rate cut by the Fed and other measures aimed at adding liquidity to the system. The Nasdaq bottomed on Friday, September 21st at 1387, as compared to the high of 5133 set just 181/2 months earlier.

                         ENTERPRISE Accumulation Trust

                          Multi-Cap Growth Portfolio
                             SUBADVISER'S COMMENTS


However, the market succeeded in rallying by year-end, as initial panic selling wore off and investors scooped up bargains. The October 2nd Fed meeting produced yet another 0.50 percent rate cut, which brought the Fed Funds rate to
2.50 percent, its lowest level since 1962. By the end of October, despite ongoing Anthrax scares, the Nasdaq had already rallied 21.9 percent off of its September 21st low. The market continued its recovery during November and December, fueled in part by another 0.50 percent rate cut on November 6th and a further 0.25 percent rate cut on December 11th. The Nasdaq closed the year 40.6 percent above its September 21st low, and equity markets headed towards the New Year with strong momentum.

                         Growth of a $10,000 Investment


                                    [CHART]

        Average Annual Total Returns - Periods ending December 31, 2001 Enterprise Accumulation Trust
Multi-Cap Growth Portfolio           One Year        From 07/31/99-12/31/01
-----------------------------      ------------    ----------------------------
Annualized Return                    (16.95%)               (5.54%)
S&P 500 Index*                       (11.88%)               (4.68%)
Lipper Large-Cap Growth Fund Index*  (23.87%)              (10.72%)


                   Enterprise
                  Accumulation                                Lipper
                Trust Multi-Cap                             Large-Cap
                     Growth                S&P 500         Growth Fund
                   Portfolio                Index*            Index*
               ------------------       ------------      ------------
7/31/1999          $10,000.00            $10,000.00        $10,000.00
12/31/1999         $15.113.64            $11,117.22        $12,428.95
12/31/2000         $10,490.29            $10,104.96         $9,983.02
12/31/2001          $8,712.62             $8,904.22         $7,600.29


             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

There is an emerging consensus among leading economists that 2002 will see an end to this brief recession and a resumption of steady growth. Furthermore, as the clouds that descended on September 11th begin to lift, the fundamental strengths of the American economy come into focus once again. The United States has less than 5 percent of the world's population but accounts for 25 percent of the world's GDP. Americans work longer hours and produce more innovations than any other culture. Whatever problems continue to bedevil the market, it starts with considerable advantages. Alger expects that the threat of terrorism will be turned back, the euro will trigger growth in the European Union, and the further integration of China and Russia into the international system will have a dramatic and positive effect on the world economy. The months ahead may remain bumpy, but after that, Alger believes the road will be much smoother.

While technology stocks continue to be an integral part of the Portfolio, their allocation within the Portfolio has been reduced greatly. Clearly, the Portfolio is now far more diversified than it was throughout most of 2000 and early 2001. Alger's reliance on comprehensive, in-house fundamental research will ensure the Portfolio remains stocked with what Alger views as the most appealing growth investments from a variety of sectors.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          MULTI-CAP GROWTH PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                                          Number
                                                        of Shares
                                                       or Principal
                                                          Amount      Value

Domestic Common Stocks -- 88.06%
------------------------------------------------------------------------------

Advertising -- 0.17%
------------------------------------------------------------------------------
TMP Worldwide Inc. (a)................................     4,000    $  171,600

Banking -- 0.52%
------------------------------------------------------------------------------
Commerce Bancorp Inc. New Jersey......................    13,200       519,288

Biotechnology -- 5.11%
------------------------------------------------------------------------------
Amgen Inc. (a)........................................    21,000     1,185,240
Genentech Inc. (a)....................................    26,500     1,437,625
ICOS Corporation (a)..................................    10,500       603,120
Immunex Corporation (a)...............................    67,800     1,878,738
                                                                    ----------
                                                                     5,104,723

Broadcasting -- 0.51%
------------------------------------------------------------------------------
Viacom Inc. (a).......................................    11,500       507,725

Building & Construction -- 1.32%
------------------------------------------------------------------------------
D.R. Horton Inc.......................................    19,900       645,954
Lennar Corporation....................................    14,250       667,185
                                                                    ----------
                                                                     1,313,139

Business Services -- 1.19%
------------------------------------------------------------------------------
Concord EFS Inc. (a)..................................    36,350     1,191,553

Communications -- 1.01%
------------------------------------------------------------------------------
Brocade Communications Systems Inc. (a)...............    30,400     1,006,848

Computer Services -- 2.67%
------------------------------------------------------------------------------
Affiliated Computer Services Inc. (a).................     8,900       944,557
Bisys Group Inc. (a)..................................    10,600       678,294
Emulex Corporation (a)................................    26,500     1,047,015
                                                                    ----------
                                                                     2,669,866

Computer Software -- 7.35%
------------------------------------------------------------------------------
Intuit Inc. (a).......................................    59,700     2,552,772
Microsoft Corporation (a).............................    50,100     3,320,127
Siebel Systems Inc. (a)...............................    17,900       500,842
THQ Inc. (a)..........................................    20,100       974,247
                                                                    ----------
                                                                     7,347,988

Consumer Products -- 0.68%
------------------------------------------------------------------------------
Mattel Inc............................................    39,500       679,400

Consumer Services -- 2.52%
------------------------------------------------------------------------------
Career Education Corporation (a)......................    15,900       545,052
First Data Corporation................................    25,200     1,976,940
                                                                    ----------
                                                                     2,521,992

Electrical Equipment -- 0.94%
------------------------------------------------------------------------------
General Electric Company..............................    23,450       939,876

Finance -- 12.01%
------------------------------------------------------------------------------
Capital One Financial Corporation.....................    23,100     1,246,245
Citigroup Inc.........................................    92,566     4,672,732
Merrill Lynch & Company Inc...........................    55,700     2,903,084
Moody's Corporation...................................    13,400       534,124

                                                          Number
                                                        of Shares
                                                       or Principal
                                                          Amount       Value

Morgan Stanley Dean Witter & Company..................    47,400    $ 2,651,556
                                                                    -----------
                                                                     12,007,741

Health Care -- 1.44%
-------------------------------------------------------------------------------
Cardinal Health Inc...................................    11,100        717,726
McKesson Corporation..................................    19,250        719,950
                                                                    -----------
                                                                      1,437,676

Insurance -- 0.29%
-------------------------------------------------------------------------------
Anthem Inc. (a).......................................     5,900        292,050

Media -- 1.01%
-------------------------------------------------------------------------------
AOL Time Warner Inc. (a)..............................    31,500      1,011,150

Medical Instruments -- 3.10%
-------------------------------------------------------------------------------
Boston Scientific Corporation (a).....................    21,700        523,404
Guidant Corporation...................................    35,200      1,752,960
St. Jude Medical Inc..................................     6,700        520,255
Waters Corporation (a)................................     7,850        304,188
                                                                    -----------
                                                                      3,100,807

Medical Services -- 4.36%
-------------------------------------------------------------------------------
Biogen Inc. (a).......................................     8,500        487,475
Genzyme Corporation (a)...............................    34,500      2,065,170
Laboratory Corporation of America Holdings (a)........     5,750        464,888
Tenet Healthcare Corporation (a)......................    22,850      1,341,752
                                                                    -----------
                                                                      4,359,285

Multi-Line Insurance -- 2.76%
-------------------------------------------------------------------------------
American International Group Inc......................    34,700      2,755,180

Pharmaceuticals -- 12.45%
-------------------------------------------------------------------------------
American Home Products Corporation....................    19,100      1,171,976
AmerisourceBergen Corporation.........................    41,600      2,643,680
Baxter International Inc..............................    24,700      1,324,661
Cephalon Inc. (a) (o).................................     8,450        638,693
IDEC Pharmaceuticals Corporation (a)..................    25,000      1,723,250
Johnson & Johnson.....................................    25,200      1,489,320
King Pharmaceuticals Inc. (a).........................    47,632      2,006,736
Pfizer Inc............................................    23,200        924,520
Protein Design Labs Inc. (a)..........................    15,800        520,294
                                                                    -----------
                                                                     12,443,130

Restaurants -- 1.46%
-------------------------------------------------------------------------------
Brinker International Inc. (a)........................    49,100      1,461,216

Retail -- 19.14%
-------------------------------------------------------------------------------
Abercrombie and Fitch Company (Class A) (a)...........    41,600      1,103,648
Barnes & Noble Inc. (a)...............................    37,500      1,110,000
Bed Bath & Beyond Inc. (a)............................    19,000        644,100
Best Buy Company Inc. (a).............................    25,550      1,902,964
Chico's FAS Inc. (a)..................................    12,950        514,115
eBay Inc. (a).........................................    51,250      3,428,625
Family Dollar Stores Inc..............................    15,900        476,682
Home Depot Inc........................................    30,700      1,566,007
Lowe's Companies Inc..................................    53,995      2,505,908

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   MULTI-CAP GROWTH PORTFOLIO -- (Continued)
                Portfolio of Investments  -- December 31, 2001

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value

Michaels Stores Inc. (a).....................    36,400    $ 1,199,380
Office Depot Inc. (a)........................    32,000        593,280
Toys R Us Inc. (a)...........................    24,700        512,278
Wal-Mart Stores Inc..........................    62,050      3,570,977
                                                           -----------
                                                            19,127,964

Semiconductors -- 3.58%
----------------------------------------------------------------------
Intersil Holding Corporation (a).............    20,100        648,225
Maxim Integrated Products Inc. (a)...........     9,400        493,594
Micron Technology Inc. (a)...................    51,100      1,584,100
Nvidia Corporation (a).......................    12,700        849,630
                                                           -----------
                                                             3,575,549

Telecommunications -- 2.47%
----------------------------------------------------------------------
Polycom Inc..................................    15,500        533,200
QUALCOMM Inc. (a)............................    19,650        992,325
Utstarcom Inc. (a)...........................    33,200        946,200
                                                           -----------
                                                             2,471,725

Total Domestic Common Stocks
(Identified cost $82,759,001).............................  88,017,471
----------------------------------------------------------------------

Foreign Stocks -- 6.47%
----------------------------------------------------------------------

Manufacturing -- 3.08%
----------------------------------------------------------------------
Tyco International Ltd.......................    52,300      3,080,470

Semiconductors -- 0.45%
----------------------------------------------------------------------
Marvell Technology Group Ltd. (a)............    12,600        451,332

Wireless Communications -- 2.94%
----------------------------------------------------------------------
Nokia Corporation (Class A) (ADR)............   119,700      2,936,241

Total Foreign Stocks
(Identified cost $7,358,164)..............................   6,468,043
----------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value

U. S. Government Agency Obligations -- 2.50%
---------------------------------------------------------------------
Federal Home Loan Bank Consolidated
 Discount Note 1.70% due 02/01/02..........  $1,500,000  $ 1,497,804
Freddie Mac Discount Note 1.93% due
 02/07/02..................................   1,000,000      998,016
                                                         -----------

Total U. S. Government Agency Obligations
(Identified cost $2,495,820)............................   2,495,820
--------------------------------------------------------------------

Repurchase Agreement -- 2.87%
--------------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement, 1.45% due
 01/02/02 Maturity Value $2,872,231
 Collateral:
 GNMA $2,990,000, 6.0% due 11/15/31, Value
 $2,945,648................................   2,872,000    2,872,000
                                                         -----------

Total Repurchase Agreement
(Identified cost $2,872,000)............................   2,872,000
--------------------------------------------------------------------

Total Investments
(Identified cost $95,484,985)........................... $99,853,334
--------------------------------------------------------------------

Other Assets Less Liabilities -- 0.10%..................     103,597
                                                         -----------

Net Assets  -- 100%..................................... $99,956,931
--------------------------------------------------------------------

(a)Non-income producing security.
(o)Security, or portion thereof, out on loan at December 31, 2001.
(ADR)American Depository Receipt.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        Small Company Growth Portfolio
                             SUBADVISER'S COMMENTS

William D. Witter, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

William D. Witter, Inc. ("Witter"), which has approximately $1.7 billion in assets under management, became subadviser to the Portfolio on December 1, 1998. Witter's normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation.

Investment Strategies

The Small Company Growth Portfolio invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Portfolio, or when the company no longer meets expectations. The subadviser's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

The Portfolio may lend portfolio securities equaling up to 30 percent of its total assets on a short-term or long-term basis, including collateral received from securities lent.

2001 Performance Review

The 1st quarter of 2001 began with fears about a recession or economic stagnation developing. Investors' concerns were shared by the Fed, which reduced the Fed Funds rate by 0.50 percent twice in January and again on March 20, 2001. Demand for the shares of value issues was stronger than it was for growth equities. The Portfolio was negatively impacted by the denial of the FDA on a Class II approval for a key product of Advanced Neuromodulation Systems Inc. The stock immediately declined by 45 percent. Another medical device holding, Aurora Biosciences Corporation, was affected by its decision to try to directly participate in drug discovery rather than focusing on the development of drug discovery infrastructure systems. The prospect of near-term earnings disappeared and Aurora fell sharply.

Investor psychology was reversed during the 2nd quarter. The resilience of the housing industry and of consumer spending, in general, encouraged the belief that any recession would be mild. Growth stocks, including those referred to above, returned to favor. Technology holdings such as Cabot Microelectronics Corporation did particularly well.

Another change in direction occurred in the 3rd quarter. The economy's lack of response to the Fed's actions, which by August 21st had reduced the Fed Funds rate by over 40 percent since the beginning of 2001, concerned investors. The tragic events of September 11th further reduced investor confidence. Only three (Cytyc, Dianon Systems, and Zoll Medical) of forty-seven holdings advanced significantly during the period.

Ironically in the 4th quarter, after the National Bureau of Economic Research confirmed that a recession had actually started in March, the equity market advanced. The sentiment was also positively impacted by the U.S. successes so far in the war on terrorism. Growth equities did particularly well.

                         ENTERPRISE Accumulation Trust

                        Small Company Growth Portfolio
                             SUBADVISER'S COMMENTS


                           Growth of a $10,000 Investment

                                    [CHART]

Average Annual Total Returns - Periods ending December 31, 2001
Enterprise Accumulation Trust
Small Company Growth Portfolio       One Year  From 12/01/98-12/31/01
-----------------------------------  --------  -----------------------
Annualized Return                    (3.80)%           18.02%
Russell 2000 Index*                   2.49%             8.33%
Lipper Small-Cap Growth Fund Index*  (12.75)%          12.04%

            Enterprise Accumulation
             Trust Small Company     Russell 2000   Lipper Small-Cap
               Growth Portfolio         Index*     Growth Fund Index*
            -----------------------  ------------  ------------------
12/1/1998        $10,000.00           $10,000.00       $10,000.00
12/31/1998       $10,920.00           $10,618.98       $11,002.68
12/31/1999       $17,000.00           $12,876.65       $17,732.62
12/31/2000       $17,322.90           $12,486.42       $16,269.27
12/31/2001       $16,664.71           $12,797.00       $14,195.61


             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

            *The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Witter is using the basic assumptions that the U.S. economy will stabilize in the first half of 2002 and that additional progress will be made in the war on terrorism. Yields on fixed-income securities are anticipated to remain at levels that fall short of the assumed rates of most pension funds and below the objectives of most long-term investors. These conditions should provide a positive environment for equities. Witter plans to maintain the Portfolio in a virtually fully invested position. In view of the Portfolio's objective of growth, it is most probable that the three largest broad category commitments will be in technology, healthcare, and commercial services. At year-end these groups accounted for over one-half of the Portfolio's assets.

On several occasions in the 4th quarter, stocks that appreciated rapidly and began to extend their price/earnings to long-term growth rate ratios, were sold or reduced. Cabot Microelectronics Corporation, Secure Computing, and Manhattan Associates are examples. Going forward Witter plans to follow this practice.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        SMALL COMPANY GROWTH PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount       Value

Common Stocks -- 93.64%
---------------------------------------------------------------

Airlines -- 2.81%
---------------------------------------------------------------
Skywest Inc...........................    91,200    $ 2,321,040

Business Services -- 8.99%
---------------------------------------------------------------
Charles River Associates Inc. (a).....   113,000      2,316,500
Maximus Inc. (a)(o)...................    64,900      2,729,694
On Assignment Inc. (a)................   103,700      2,381,989
                                                    -----------
                                                      7,428,183

Computer Hardware -- 2.26%
---------------------------------------------------------------
Drexler Technology Corporation (a)....    78,500      1,865,945

Computer Services -- 8.93%
---------------------------------------------------------------
CACI International Inc. (a)...........    20,000        789,700
Integral Systems Inc. (a).............    84,600      1,628,550
Manhattan Associates Inc. (a).........    35,000      1,020,250
MapInfo Corporation (a)...............    83,350      1,307,761
Secure Computing Corporation (a)......    39,900        819,945
Tier Technologies Inc. (a)............    83,900      1,808,884
                                                    -----------
                                                      7,375,090

Computer Software -- 4.64%
---------------------------------------------------------------
PLATO Learning Inc. (a)...............    94,766      1,574,063
Stellent Inc. (a).....................    76,500      2,261,340
                                                    -----------
                                                      3,835,403

Consumer Services -- 0.14%
---------------------------------------------------------------
Catalytica Energy Systems Inc. (a)....    24,990        114,204

Electrical Equipment -- 5.74%
---------------------------------------------------------------
C & D Technologies....................    66,500      1,519,525
Electro Scientific Industries Inc. (a)    51,300      1,539,513
Signal Technology Corporation (a).....    54,000        309,420
Woodhead Industries...................    86,600      1,375,208
                                                    -----------
                                                      4,743,666

Electronics -- 8.49%
---------------------------------------------------------------
AstroPower Inc. (a)(o)................    63,500      2,567,305
Cymer Inc. (a)........................    56,800      1,518,264
Nanometrics Inc. (a)..................    23,200        450,080
Veeco Instruments Inc. (a)............    68,700      2,476,635
                                                    -----------
                                                      7,012,284

Food, Beverages & Tobacco -- 2.36%
---------------------------------------------------------------
Delta & Pine Land Company.............    86,200      1,950,706

Manufacturing -- 2.06%
---------------------------------------------------------------
Flow International Corporation (a)....    89,300      1,104,641

                                        Number
                                      of Shares
                                     or Principal
                                        Amount       Value

Meade Instruments Corporation (a)...    70,200    $   251,316
PRI Automation Inc. (a).............    16,700        341,515
                                                  -----------
                                                    1,697,472

Medical Instruments -- 13.69%
-------------------------------------------------------------
Advanced Neuromodulation Systems (a)    27,000        951,750
Candela Corporation (a).............   278,550      1,094,924
Cytyc Corporation (a)...............   125,100      3,265,110
ICU Medical Inc. (a)................    47,700      2,122,650
Varian Medical Systems Inc..........    32,200      2,294,572
Zoll Medical Corporation (a)........    40,600      1,580,964
                                                  -----------
                                                   11,309,970

Medical Services -- 7.78%
-------------------------------------------------------------
Dianon Systems Inc. (a).............    48,800      2,967,040
Impath Inc. (a).....................    77,700      3,458,427
                                                  -----------
                                                    6,425,467

Oil Services -- 5.00%
-------------------------------------------------------------
Devon Energy Corporation (o)........    28,000      1,082,200
Key Production Inc. (a).............    46,200        785,400
Smith International Inc.............    42,100      2,257,402
                                                  -----------
                                                    4,125,002

Pharmaceuticals -- 1.24%
-------------------------------------------------------------
Vertex Pharmaceuticals Inc. (a).....    41,725      1,026,018

Restaurants -- 1.96%
-------------------------------------------------------------
The Cheesecake Factory (a)..........    46,500      1,616,805

Retail -- 6.25%
-------------------------------------------------------------
Advanced Marketing Services Inc.....   121,950      2,225,588
Angelica Corporation................    79,700        863,948
FreeMarkets Inc. (a) (o)............    86,600      2,075,802
                                                  -----------
                                                    5,165,338

Semiconductors -- 3.80%
-------------------------------------------------------------
MKS Instruments Inc. (a)............    34,357        928,670
Photronics Inc. (a).................    70,600      2,213,310
                                                  -----------
                                                    3,141,980

Technology -- 3.62%
-------------------------------------------------------------
Flir Systems Inc. (a)...............    31,200      1,183,104
Trikon Technologies Inc. (a)........   153,500      1,803,625
                                                  -----------
                                                    2,986,729

Telecommunications -- 1.12%
-------------------------------------------------------------
Globecomm Systems Inc. (a)..........   153,000        924,120

Travel/Entertainment/Leisure -- 2.76%
-------------------------------------------------------------
Polaris Industries Inc..............    39,400      2,275,350

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 SMALL COMPANY GROWTH PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                             Number
                                           of Shares
                                          or Principal
                                             Amount       Value

             Total Common Stocks
             (Identified cost $76,005,231)............ $77,340,772
             ---------------------------------------------------------

             Commercial Paper -- 5.95%
             Nestle Capital Corporation
              1.92% due 01/04/02.........  $1,934,000    1,933,691
             Philip Morris Companies Inc.
              1.63% due 01/02/02.........   2,978,000    2,977,865
                                                       -----------

             Total Commercial Paper
             (Identified cost $4,911,556).............   4,911,556
             ---------------------------------------------------------

             Total Investments
             (Identified cost $80,916,787)............ $82,252,328

             Other Assets Less Liabilities -- 0.41%...     338,526
                                                       -----------

             Net Assets -- 100%....................... $82,590,854
             ---------------------------------------------------------

(a)Non-income producing security.
(o)Security, or portion thereof, out on loan at December 31, 2001.

See notes to financial statements.
                                   [GRAPHIC]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                         Small Company Value Portfolio
                             SUBADVISER'S COMMENTS

Gabelli Asset Management Company
Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Gabelli Asset Management Company ("Gabelli"), which manages approximately $23.0 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Portfolio on June 1, 1996.

Investment Objective

The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation.

Investment Strategies

The Small Company Value Portfolio invests primarily in common stocks of small capitalization companies that the subadviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

The Portfolio may lend portfolio securities on a short-term or long-term basis up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

The U.S. economy is in recession and corporate earnings are anemic. However, dealing from positions of strength, subdued inflation and budget surpluses, the Fed and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and has cut short-term interest rates 11 times this year, for a total of 4.75 percent. Perhaps more importantly, the Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Gabelli anticipates that the U.S. Congress will eventually pass a substantial economic stimulus package. Gabelli's conclusion is that the U.S. economy may experience a relatively modest, short-lived recession.

The Portfolio remains over-weighted in several sectors relative to the index: consumer discretionary, materials, producer durables, and utilities. Also, the Portfolio remains under-weighted in technology, financial services and healthcare. The Portfolio's best performing stocks for the year came from an eclectic group of industries such as retailing (Sports Authority Inc.); industrial (Sola International Inc., Autonation Inc., WHX Corporation, Core Materials Corporation); and media (Ackerley, Granite, Salem Communications Corporation and Media General Inc.). The poor performers included gold (TVX Gold Inc.), and telecom (Broadwing Inc., Allen Telecom Inc., Centennial Cellular Corporation).

                         ENTERPRISE Accumulation Trust

                         Small Company Value Portfolio
                             SUBADVISER'S COMMENTS


                       Growth of a $10,000 Investment

                                    [CHART]

Average Annual Total Returns - Periods ending December 31, 2001 Enterprise Accumulation Trust
Small Company Value Portfolio       One Year  Five Year  Ten Year
----------------------------------  --------  ---------  --------
Annualized Return                     5.25%     16.18%    14.40%
Russell 2000 Index*                   2.49%      7.52%    11.51%
Lipper Small-Cap Value Fund Index*   17.20%     10.75%    12.68%

            Enterprise Accumulation
              Trust Small Company    Russell 2000  Lipper Small Cap
                Value Portfolio         Index*     Value Fund Index*
            -----------------------  ------------  -----------------
12/31/1991        $10,000.00          $10,000.00      $10,000.00
12/31/1992        $12,149.36          $11,841.49      $11,769.91
12/31/1993        $14,519.76          $14,079.72      $13,661.52
12/31/1994        $14,522.24          $13,823.34      $13,565.17
12/31/1995        $16,305.35          $17,754.57      $16,468.88
12/31/1996        $18,133.52          $20,683.15      $19,798.59
12/31/1997        $26,170.74          $25,309.01      $25,502.43
12/31/1998        $28,686.40          $24,661.88      $23,791.20
12/31/1999        $35,578.04          $29,905.14      $24,104.90
12/31/2000        $36,472.64          $28,998.88      $28,143.88
12/31/2001        $38,388.19          $29,720.34      $32,985.82




             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Value Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Small-Cap Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Gabelli anticipates the U.S. economy will have very good year in 2002, with GDP up 3-4 percent. Inventories have been worked down to low levels. General Motors Corporation's actions caused one million cars to be cleaned out of industry inventories. Even with much lower retail sales, production can go up. Secondly, consumers may feel better due to the sizable reduction in fuel costs and last year's tax break. A family of four earning $40,000 a year will get $25 extra per week.

Gabelli believes that corporate profits may be very strong in 2002. Corporations have been taking huge write-offs. Gabelli believes that it will reverse itself in 2002. FASB 142, the new accounting rule that allows companies to cease amortization of goodwill, is estimated to add about 15 percent to reported earnings.

On the other side of the coin, the U.S. equity market is fully valued, and Gabelli assumes long-term interest rates will trend slightly higher. Given this scenario, Gabelli believes that there should be a cap on price/earnings multiples. For 2002, Gabelli anticipates that it will be important for the Portfolio to be stock specific. For the year, Gabelli expects the market to be roughly the same as it is today, plus or minus 10 percent, but Gabelli anticipates a lot of transactions in 2002. Gabelli's strategy for the Portfolio is to find good companies that somebody else wants to own.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                         SMALL COMPANY VALUE PORTFOLIO
                 Portfolio of Investments -- December 31, 2001


                                          Number
                                        of Shares
                                       or Principal
                                          Amount         Value

Domestic Common Stocks -- 94.32%
-----------------------------------------------------------------------

Advertising --0.01%
----------------------------------------------------------------------
Interep National Radio Sales
 Inc. (a).............................    10,000     $       47,000

Aerospace -- 8.59%
----------------------------------------------------------------------
AAR Corporation.......................    60,000            540,600
Ametek Inc............................   115,000          3,667,350
Curtiss-Wright Corporation............    85,000          4,058,750
GenCorp Inc...........................   290,000          4,091,900
Kaman Corporation (Class A)...........   150,000          2,340,000
Lockheed Martin Corporation...........    45,000          2,100,150
Moog Inc. (Class A)...................    60,000          1,308,000
Northrop Grumman Corporation..........    10,001          1,008,151
Precision Castparts Corporation.......    30,000            847,500
Sequa Corporation (Class A) (a).......    70,000          3,326,400
Sequa Corporation (Class B)...........    44,000          2,354,000
SPS Technologies Inc. (a).............   150,000          5,238,000
                                                    ---------------
                                                         30,880,801

Apparel & Textiles -- 0.29%
----------------------------------------------------------------------
Carlyle Industries Inc. (a)...........   251,739             57,900
Hartmarx Corporation..................   235,000            387,750
Wolverine World Wide Inc..............    40,000            602,000
                                                    ---------------
                                                          1,047,650

Automotive -- 8.35%
----------------------------------------------------------------------
A. O. Smith Corporation...............    25,000            487,500
A. O. Smith Corporation (Class A).....    12,000            228,000
ANC Rental Corporation (a) (o)........    10,000              6,000
ArvinMeritor Inc......................    45,000            883,800
AutoNation Inc. (a)...................    45,000            554,850
BorgWarner Inc. (o)...................    75,000          3,918,750
Clarcor Inc...........................   190,000          5,158,500
Earl Scheib Inc. (a)..................   225,000            378,000
Exide Technologies (o)................   100,000            123,000
Federal-Mogul Corporation (o).........    70,000             55,300
Lund International Holdings Inc. (a)..    10,000              2,600
Midas Inc.............................   160,000          1,840,000
Modine Manufacturing Company..........   260,000          6,065,800
Navistar International Corporation (a)    80,000          3,160,000
Raytech Corporation...................     3,000              7,800
Standard Motor Products Inc. (o)......   245,000          3,405,500
Superior Industries International Inc.    78,000          3,139,500
Tenneco Automotive Inc. (a)...........   200,000            408,000
United Auto Group Inc.................     8,000            206,480
                                                    ---------------
                                                         30,029,380

Banking -- 0.59%
----------------------------------------------------------------------
Sterling Bancorp......................    72,050          2,103,860

Biotechnology -- 0.12%
----------------------------------------------------------------------
Invitrogen Corporation (a) (o)........     7,000            433,510

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Broadcasting -- 4.68%
-------------------------------------------------------------------
Beasley Broadcast Group Inc. (a)....    52,000    $      676,520
Cablevision Systems Corporation --
 Rainbow Media Group (a)(o).........    75,000         1,852,500
Cumulus Media Inc. (Class A) (a)....    10,000           161,800
EchoStar Communications
 Corporation (Class A) (a) (o)......    50,000         1,373,500
Fisher Companies Inc................    51,400         2,261,600
Gray Communications Systems Inc. (o)    20,000           277,600
Gray Communications Systems Inc.
 (Class B)..........................   240,000         2,493,600
Liberty Media Corporation (a).......   160,000         2,240,000
Paxson Communications
 Corporation (a) (o)................   305,000         3,187,250
UnitedGlobalCom Inc. (a) (o)........   140,000           700,000
World Wrestling Federation
 Entertainment Inc. (a).............    33,000           433,950
Young Broadcasting Inc. (a).........    64,000         1,148,800
                                                  --------------
                                                      16,807,120

Building & Construction -- 2.28%
-------------------------------------------------------------------
Core Materials Corporation (a)......    81,900           120,393
Fleetwood Enterprises Inc. (o)......    60,000           679,800
Hughes Supply Inc...................     1,000            30,870
Huttig Building Products Inc. (a)...    45,444           277,208
Rollins Inc.........................   354,300         7,086,000
                                                  --------------
                                                       8,194,271

Business Services -- 0.54%
-------------------------------------------------------------------
Edgewater Technology Inc. (a).......   186,000           734,700
Nashua Corporation (a)..............    65,000           378,300
National Processing Inc. (a)........    25,000           812,500
                                                  --------------
                                                       1,925,500

Cable -- 1.82%
-------------------------------------------------------------------
Cablevision Systems Corporation
 (Class A) (a) (o)..................   115,000         5,456,750
Lamson & Sessions Company (a).......    97,500           511,875
Pegasus Communications
 Corporation (a) (o)................    55,000           572,550
                                                  --------------
                                                       6,541,175

Chemicals -- 2.61%
-------------------------------------------------------------------
Church & Dwight Company Inc.........    35,000           932,050
Ethyl Corporation (a)...............    80,000            73,600
Ferro Corporation (o)...............   130,000         3,354,000
Great Lakes Chemical Corporation (o)   100,000         2,428,000
Hercules Inc. (a)...................    74,000           740,000
MacDermid Inc. (o)..................    10,200           172,890
Omnova Solutions Inc................   245,000         1,666,000
                                                  --------------
                                                       9,366,540

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 SMALL COMPANY VALUE PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                       Number
                                     of Shares
                                    or Principal
                                       Amount        Value

Computer Hardware -- 0.00%
-----------------------------------------------------------------
Cerion Technologies Inc. (a) (d)(k)    90,000               --
                                                 $

Computer Services -- 0.14%
-----------------------------------------------------------------
Startek Inc. (a)...................    10,000          189,500
Xanser Corp (a)....................   160,000          321,600
                                                 -------------
                                                       511,100

Conglomerates -- 0.08%
-----------------------------------------------------------------
Harbor Global Company Ltd. (a).....    40,000          282,000

Consumer Durables -- 0.28%
-----------------------------------------------------------------
Noel Group Liquidating Trust
 Units (a) (d) (f) (k).............   135,000           89,100
Noel Group Units (a) (d) (f) (k)...   135,000               --
Oneida Ltd.........................    70,000          906,500
                                                 -------------
                                                       995,600

Consumer Products -- 0.31%
-----------------------------------------------------------------
Elizabeth Arden Inc. (a)...........    15,000          229,050
New England Business Service Inc...    15,000          287,250
Scotts Company (a).................     4,000          190,400
Sola International Inc. (a)........    13,000          252,200
The Dial Corporation...............    10,000          171,500
                                                 -------------
                                                     1,130,400

Consumer Services -- 0.47%
-----------------------------------------------------------------
Chemed Corporation.................    50,000        1,695,000

Drugs & Medical Products -- 0.10%
-----------------------------------------------------------------
Thermo Electron Corporation (a)....    15,000          357,900

Education -- 0.03%
-----------------------------------------------------------------
Whitman Education Group Inc. (a)...    20,000           92,000

Electrical Equipment -- 4.59%
-----------------------------------------------------------------
Ampco-Pittsburgh Corporation.......   130,000        1,397,500
Baldor Electric Company............    85,000        1,776,500
C & D Technologies.................     4,000           91,400
Donaldson Company Inc. (o).........    20,000          776,800
Oak Technology Inc. (a) (o)........    25,000          343,750
SL Industries Inc. (a).............    75,000          438,750
Thomas & Betts Corporation (a).....   150,000        3,172,500
Thomas Industries Inc..............   220,000        5,500,000
UCAR International Inc. (a)........   120,000        1,284,000
Western Resources Inc. (o).........   100,000        1,720,000
                                                 -------------
                                                    16,501,200

Electronics -- 0.48%
-----------------------------------------------------------------
CTS Corporation (o)................    33,000          524,700
Park Electrochemical Corporation...    45,000        1,188,000
                                                 -------------
                                                     1,712,700

Energy -- 1.84%
-----------------------------------------------------------------
Conectiv Inc.......................    95,000        2,326,550
El Paso Electric Company (a).......   149,000        2,160,500

                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value

Niagara Mohawk Holdings Inc. (a).....   100,000         1,773,000
                                                   $
ONEOK Inc. New (o)...................    20,800           371,072
                                                   --------------
                                                        6,631,122

Entertainment & Leisure -- 3.89%
--------------------------------------------------------------------
Acme Communications Inc. (a).........    35,000           235,900
Bull Run Corporation (a).............   140,000           110,600
Churchill Downs Inc..................    42,000         1,552,740
Dover Downs Entertainment Inc........    78,000         1,193,400
E.W. Scripps Company (Class A).......    19,000         1,254,000
Gaylord Entertainment Company (a)....   275,000         6,765,000
Hearst-Argyle Television Inc. (a)....    27,000           582,120
Sinclair Broadcast Group Inc. (a)....   140,000         1,324,400
Six Flags Inc. (a) (o)...............    60,000           922,800
Thor Industries Inc..................     1,000            37,050
                                                   --------------
                                                       13,978,010

Finance -- 0.98%
--------------------------------------------------------------------
BKF Capital Group Inc. (a)...........    44,000         1,262,800
Interactive Data Corporation (a).....   160,000         2,262,400
                                                   --------------
                                                        3,525,200

Food, Beverages & Tobacco -- 6.27%
--------------------------------------------------------------------
Brown Forman Corporation.............     1,000            63,950
Corn Products International Inc......    15,000           528,750
Flowers Foods Inc. (a)...............   100,000         3,992,000
Hain Celestial Group Inc. (a) (o)....     8,000           219,680
Ingles Markets Inc. (Class A)........   120,000         1,434,000
John B. Sanfilippo & Son Inc. (a)....     5,000            26,600
Opta Food Ingredients (a)............     1,000             1,020
PepsiAmericas Inc....................   360,000         4,968,000
Ralcorp Holdings Inc. (a)............   110,000         2,497,000
Robert Mondavi Corporation
 (Class A) (a) (o)...................    45,000         1,710,000
Sensient Technologies Corporation (o)    80,000         1,664,800
Suprema Specialties Inc. (a).........     1,500            10,350
Tootsie Roll Industries Inc..........   100,001         3,908,039
Triarc Companies Inc. (a)............    30,000           729,000
Weis Markets Inc.....................    28,000           782,880
                                                   --------------
                                                       22,536,069

Health Care -- 0.03%
--------------------------------------------------------------------
Henry Schein Inc. (a)................     2,000            74,060
Viasys Healthcare Inc................     2,191            44,280
                                                   --------------
                                                          118,340

Hotels & Restaurants -- 1.80%
--------------------------------------------------------------------
Aztar Corporation (a)................   190,000         3,477,000
Boca Resorts Inc. (a)................   135,000         1,768,500
Extended Stay America Inc. (a).......     6,000            98,400
La Quinta Properties Inc. (a)........    71,200           408,688
Lakes Gaming Inc. (a)................    45,000           279,000
Park Place Entertainment
 Corporation (a).....................    30,000           275,100
Trump Hotels & Casino Resorts
 Inc. (a) (o)........................   130,000           149,500
Wyndham International Inc. (a).......    30,000            16,800
                                                   --------------
                                                        6,472,988

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 SMALL COMPANY VALUE PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                           Number
                                         of Shares
                                        or Principal
                                           Amount        Value

Insurance -- 3.66%
---------------------------------------------------------------------
Argonaut Group Inc.....................   120,000    $   2,348,400
Danielson Holding Corporation (a)......    60,000          266,400
Liberty Corporation....................   142,000        5,843,300
Midland Company........................   107,700        4,717,260
                                                     -------------
                                                        13,175,360
Machinery -- 5.63%
---------------------------------------------------------------------
Baldwin Technology Company Inc.
 (Class A).............................   175,000          211,750
Fairchild Corporation( Class A) (a) (o)   203,300          589,570
Flowserve Corporation (a)..............   150,000        3,991,500
Franklin Electric Company Inc..........    20,000        1,640,000
IDEX Corporation.......................   105,000        3,622,500
Katy Industries Inc....................   160,000          547,200
Nortek Inc.............................   135,000        3,766,500
Paxar Corporation (a)..................   110,000        1,562,000
Standex International Corporation......    55,000        1,196,250
Tennant Company........................    31,000        1,150,100
Watts Industries Inc. (Class A)........   130,000        1,950,000
                                                     -------------
                                                        20,227,370
Manufacturing -- 7.54%
---------------------------------------------------------------------
Acuity Brands Inc......................    30,000          363,000
Aviall Inc.............................   125,000          943,750
Barnes Group Inc.......................    72,000        1,727,280
Belden Inc.............................    82,000        1,931,100
BWAY Corporation (a)...................    25,000          275,000
Crane Company..........................   115,000        2,948,600
Cuno Inc. (a)..........................    72,000        2,196,000
Energizer Holdings Inc. (a)............   100,000        1,905,000
Esco Technologies Inc. (a).............     1,500           51,735
Fedders Corporation (Class A)..........   380,000        1,064,000
Fedders USA Inc........................   162,500          494,000
Gentek Inc.............................    36,000           61,560
Graco Inc..............................    60,000        2,343,000
Industrial Distribution Group Inc. (a).    80,000          120,000
MagneTek Inc. (a)......................    25,000          225,250
Material Sciences Corporation (a)......   205,000        2,074,600
Myers Industries Inc...................   115,000        1,569,750
National Service Industries Inc. (o)...    30,000           60,600
Oil Drilling Corporation of America (g)   250,000        1,895,000
Park Ohio Holdings Corporation (a).....   165,000          524,700
Rawlings Sporting Goods Company
 Inc. (a)..............................    65,000          195,000
Roper Industries Inc. (o)..............    60,000        2,970,000
Strattec Security Corporation (a)......    33,000        1,163,250
                                                     -------------
                                                        27,102,175
Media -- 4.57%
---------------------------------------------------------------------
Ackerley Group Inc. (a) (o)............   243,900        4,268,250
Gemstar-TV Guide International Inc. (a)    58,000        1,606,600
Granite Broadcasting
 Corporation (a) (o)...................   195,000          401,700
Media General Inc. (Class A)...........   148,000        7,374,840
Salem Communications Corporation
 (Class A) (a).........................   120,000        2,760,000
                                                     -------------
                                                        16,411,390

                                          Number
                                        of Shares
                                       or Principal
                                          Amount        Value

Medical Instruments -- 0.39%
--------------------------------------------------------------------
Sybron Dental Specialties (a).........    65,000    $   1,402,700

Medical Services -- 0.65%
--------------------------------------------------------------------
Apogent Technologies Inc. (a) (o).....    40,000        1,032,000
CIRCOR International Inc..............    60,000        1,107,000
Inverness Medical Innovations Inc. (a)    10,000          180,500
                                                    -------------
                                                        2,319,500

Metals & Mining -- 0.08%
--------------------------------------------------------------------
WHX Corporation (a) (o)...............   190,000          292,600

Multi-Line Insurance -- 0.11%
--------------------------------------------------------------------
Alleghany Corporation.................     2,000          384,900

Neutraceuticals -- 0.14%
--------------------------------------------------------------------
Weider Nutrition International Inc....   300,000          504,000

Oil Services -- 0.16%
--------------------------------------------------------------------
Keneb Services LLC....................    20,001          391,020
RPC Inc...............................    10,000          176,500
                                                    -------------
                                                          567,520

Paper & Forest Products -- 0.07%
--------------------------------------------------------------------
Rayonier Inc..........................     5,000          252,350

Paper Products -- 0.92%
--------------------------------------------------------------------
Greif Brothers Corporation (Class A)..   100,000        3,295,000

Pharmaceuticals -- 0.07%
--------------------------------------------------------------------
Twinlab Corporation (a)...............   190,000          256,500

Printing & Publishing -- 5.21%
--------------------------------------------------------------------
A.H. Belo Corporation (Class A) (o)...   108,000        2,025,000
Journal Register Company (a) (o)......    40,000          841,600
Lee Enterprises Inc...................    69,000        2,509,530
McClatchy Company (Class A)...........   100,000        4,700,000
Meredith Corporation..................    55,000        1,960,750
Penton Media Inc. (a) (o).............    32,000          200,320
Pulitzer Inc..........................    77,000        3,927,000
Thomas Nelson Inc.....................    45,000          499,500
Topps Company Inc.....................   170,000        2,065,500
                                                    -------------
                                                       18,729,200

Publishing -- 0.19%
--------------------------------------------------------------------
PRIMEDIA Inc. (a) (o).................   160,000          696,000

Real Estate -- 1.14%
--------------------------------------------------------------------
Catellus Development Corporation (a)..   140,000        2,576,000
Griffin Land & Nurseries Inc. (a).....   112,000        1,524,320
                                                    -------------
                                                        4,100,320

Retail -- 2.32%
--------------------------------------------------------------------
Blockbuster Inc. (o)..................     6,000          151,200
Burlington Coat Factory Warehouse
 Corporation (o)......................   110,000        1,848,000
Lillian Vernon Corporation............   330,000        2,194,500
Neiman Marcus Group (Class B) (a).....   140,000        4,158,000
Phar-Mor Inc. (a) (d).................    41,000               --
                                                    -------------
                                                        8,351,700

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 SMALL COMPANY VALUE PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value

Security & Investigation Services -- 0.21%
--------------------------------------------------------------------------
Wackenhut Corporation (Class A) (o).........    31,000    $     768,800

Technology -- 0.21%
--------------------------------------------------------------------------
J Net Enterprises Inc.......................   290,000          751,100

Telecommunications -- 3.98%
--------------------------------------------------------------------------
Atlantic Tele-Network, Inc..................    15,000          212,250
Broadwing Inc. (a)..........................   150,000        1,425,000
Citizens Communications Company (a) (o).....   200,000        2,132,000
Commonwealth Telephone Enterprises
 Inc. (o)...................................    29,577        1,345,753
Commonwealth Telephone Enterprises
 Inc. (Class B).............................    60,733        2,490,053
Communications Systems Inc..................    76,000          573,040
Conestoga Enterprises Inc...................    42,500        1,357,879
Corecomm Ltd. (a)...........................   475,000           75,953
Liberty Satellite & Technology Inc. (a).....   132,000          124,080
Nextel Partners Inc. (a) (o)................    40,000          480,000
Plantronics Inc. (a) (o)....................     5,000          128,200
RCN Corporation (a) (o).....................    30,000           87,900
Rural Celluar Corporation (a)...............    33,000          734,250
Telephone and Data Systems Inc..............    35,000        3,141,250
                                                          -------------
                                                             14,307,608

Transportation -- 1.67%
--------------------------------------------------------------------------
GATX Corporation............................   175,000        5,691,000
TransPro Inc. (a)...........................   105,000          325,500
                                                          -------------
                                                              6,016,500

Travel/Entertainment/Leisure -- 0.02%
--------------------------------------------------------------------------
Bowlin Travel Centers Inc. (a)..............    70,000           84,000

Utilities -- 0.66%
--------------------------------------------------------------------------
AGL Resources Inc...........................    28,000          644,560
CH Energy Group Inc.........................    40,000        1,738,800
                                                          -------------
                                                              2,383,360

Waste Management -- 1.09%
--------------------------------------------------------------------------
Allied Waste Industries Inc. (a)............   150,000        2,109,000
Republic Services Inc. (a)..................    90,000        1,797,300
                                                          -------------
                                                              3,906,300

Wireless Communications -- 2.46%
--------------------------------------------------------------------------
Allen Telecom Inc. (a) (o)..................   110,000          935,000
Centennial Communications
 Corporation (a)............................    35,000          358,400
Leap Wireless International Inc. (a) (o)....    76,000        1,593,720
Loral Space & Communications
 (a) (o)....................................   100,000          299,000
Nextel Communications Inc. (Class A) (a) (o)    80,000          876,800
Price Communications Corporation (a)........   180,000        3,436,200
United States Cellular Corporation (a) (o)..    30,000        1,357,500
                                                          -------------
                                                              8,856,620

                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value

Total Domestic Common Stocks
(Identified cost $318,547,216).................... $ 339,059,309
-------------------------------------------------------------------

Foreign Stocks -- 2.41%

Broadcasting -- 0.88%
-------------------------------------------------------------------
News Corporation Ltd. (ADR) (o)......   120,000        3,175,200

Business Services -- 0.02%
-------------------------------------------------------------------
MDC Corporation (Class A) (a) (o)....    16,000           54,400

Cable -- 0.12%
-------------------------------------------------------------------
Rogers Communications Inc.
 (Class B) (a).......................    25,000          420,000

Hotels & Restaurants -- 0.30%
-------------------------------------------------------------------
Sun International Hotels Ltd. (a) (o)    43,000        1,090,050

Metals & Mining -- 0.49%
-------------------------------------------------------------------
Barrick Gold Corporation.............   106,000        1,690,700
TVX Gold Inc. (a)....................   170,000           73,100
                                                   -------------
                                                       1,763,800

Telecommunications -- 0.03%
-------------------------------------------------------------------
AO VimpelCom (a).....................     4,000          104,200
GST Telecommunications Inc. (a)......   120,000              600
                                                   -------------
                                                         104,800

Wireless Communications -- 0.57%
-------------------------------------------------------------------
Rogers Wireless Communications
 (Class B) (a)(o)....................   140,000        2,037,000

Total Foreign Stocks
(Identified cost $10,927,715).....................     8,645,250
-------------------------------------------------------------------

Repurchase Agreement -- 2.82%
-------------------------------------------------------------------

State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $10,142,817
 Collateral: GNMA
 $10,560,000, 6.00% due 12/15/29
 Value $10,407,907.............. $10,142,000   10,142,000
                                             ------------

Total Repurchase Agreement
(Identified cost $10,142,000)...............   10,142,000
---------------------------------------------------------

Total Investments
(Identified cost $339,616,931).............. $357,846,559

Other Assets Less Liabilities -- 0.45%......    1,634,697
                                             ------------

Net Assets -- 100%.......................... $359,481,256
---------------------------------------------------------

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 SMALL COMPANY VALUE PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001


(a)Non-income producing security.
(d)Security is fair valued as of December 31, 2001.
(f)Restricted securities as of December 31, 2001. At December 31, 2001, investments in restricted securities were as follows:

                                                                             Aggregate
                                                                          ----------------
                                     Date of   Number of Unit  Fair Value                  Percentage of
Description                        Acquisition   Units   Cost   per Unit    Cost    Value   Net Assets
--------------------------------------------------------------------------------------------------------
Noel Group Units..................  04/13/99    135,000  $0.49   $  --    $ 65,800      --     0.00%
Noel Group Liquidating Trust Units  10/08/98    135,000  $0.81   $0.66    $109,688 $89,100     0.02%

(g)Considered an affiliate company as the portfolio owns more than 5% of the outstanding voting securities of such company. The market value of investments in these affiliated companies as of December 31, 2001 was $1,895,000.
(k)Illiquid security.
(o)Security, or portion thereof, out on loan at December 31, 2001.
(ADR)American Depository Receipt.

See notes to financial statements.

                                   [GRAPHIC]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        Capital Appreciation Portfolio
                             SUBADVISER'S COMMENTS

Marsico Capital Management, LLC
Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Marsico Capital Management, LLC ("Marsico"), which manages approximately $11.9 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Enterprise Capital Appreciation Portfolio on November 1, 1999.

Investment Objective

The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation.

Investment Strategies

The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual Portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

The portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

The Portfolio's position in various industries had a positive effect, as compared to the S&P 500 Index, on investment results. While overall performance for the Portfolio's health care-related investments was mixed in 2001, due in large part to the Portfolio's pharmaceutical holdings, its investments in companies such as Tenet Health Care Corporation, Quest Diagnostics Inc and UnitedHealth Group Inc. added value. Aided by a strong fourth quarter rally, the Portfolio's consumer-related holdings, particularly retailing companies such as The Home Depot Inc., Costco Wholesale Corporation, and Wal-Mart Stores Inc., added value in 2001. The Portfolio's beverage positions, particularly PepsiCo. Inc., also contributed positively to investment returns. The Portfolio benefited from an under-weighting throughout much of the year in technology companies. The sector as a whole, however, was a negative for the Portfolio due to owning several companies that traded down sharply early in the 2001. The Portfolio's positions in aerospace/defense companies, such as L-3 Communications Holdings Inc. and General Dynamics Corporation, contributed positively to performance. The Portfolio's relatively modest allocation to utilities, particularly telephone companies, contributed positively to performance. In the financial services sector, USA Education, formerly known as Student Loan Marketing Association, was one of the best-performing stocks in the Portfolio.

                         ENTERPRISE Accumulation Trust

                        Capital Appreciation Portfolio
                             SUBADVISER'S COMMENTS


The Portfolio's position in various industries had a negative effect, as compared to the S&P 500 Index, on investment results. The single-largest "Achilles heel" for the Portfolio, from a performance perspective, were its pharmaceutical holdings in the first half of 2001. The Portfolio's early-2001 technology-related positions in companies such as EMC Corporation, Adobe Systems Inc., QUALCOMM Inc., and Corning Inc. traded down sharply and exerted a negative effect on investment results for the full year. In the financial services sector, the Portfolio's brokerage positions, particularly Merrill Lynch & Company Inc., Goldman Sachs Group Inc., and Morgan Stanley Dean Witter & Company, detracted from performance. While aerospace/defense holdings contributed positively to performance, Boeing Company was an exception. Additionally, General Electric Company had a negative effect on performance. The Portfolio's energy-related holdings, particularly Smith International Inc., Calpine Corporation and Schlumberger, detracted from performance.

                 Growth of a $10,000 Investment

                           [CHART]

Average Annual Total Returns - Periods ending December 31, 2001
Enterprise Accumulation Trust
Capital Appreciation Portfolio          One Year    From 12/01/98-12/31/01
------------------------------          --------    -----------------------
Annualized Return                       (19.11%)             6.26%
S&P 500/Barra Growth Index*             (12.73%)            (2.04%)
Lipper Large-Cap Growth Fund Index*     (23.87%)            (2.84%)

                 Enterprise
                Accumulation
               Trust Capital     S&P 500/             Lipper
               Appreciation        Barra          Large-Cap Growth
                 Portfolio      Growth Index*       Fund Index*
              -------------    --------------   -----------------
12/1/1998       $10,000.00      $10,000.00       $10,000.00
12/31/1998      $11,140.00      $10,760.59       $11,099.57
12/31/1999      $17,300.00      $13,799.64       $14,964.17
12/31/2000      $14,908.98      $10,752.83       $12,019.40
12/31/2001      $12,059.21       $9,383.86        $9,150.57






             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment return and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The S&P 500/Barra Growth Index is an unmanaged capitalization weighted index comprised of stocks in the S&P 500 with high price to book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category, which consists of funds that normally invests in companies with long-term earnings expected to grow significantly faster than stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Marsico continues to favor companies in which it has a high level of conviction in the overall earnings visibility; particularly those that Marsico believes are economically sensitive and potentially could benefit from the resumption of meaningful economic growth. One important investment theme expressed in the Portfolio is Marsico's belief that an economic recovery will, in large part, be a consumer-driven process. Other areas of interest to Marsico include medical products/devices, and so-called "assured demand" types of companies (e.g., beverage, food, cable television, building construction and materials) -- companies that Marsico feels offer relatively predictable earnings streams even in uncertain economic times.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        CAPITAL APPRECIATION PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                            Number
                                          of Shares
                                         or Principal
                                            Amount       Value

Domestic Common Stocks -- 86.40%
----------------------------------------------------------------------

Advertising -- 1.06%
---------------------------------------------------------------------
Omnicom Group Inc. (o)..................     6,820    $    609,367

Aerospace -- 8.22%
---------------------------------------------------------------------
General Dynamics Corporation............    26,341       2,097,797
L-3 Communications Holdings Inc. (a) (o)     3,710         333,900
Lockheed Martin Corporation.............    49,274       2,299,618
                                                      ------------
                                                         4,731,315

Airlines -- 0.66%
---------------------------------------------------------------------
Skywest Inc.............................    14,918         379,663

Biotechnology -- 0.39%
---------------------------------------------------------------------
InterMune Inc. (a) (o)..................     4,532         223,246

Cable -- 2.92%
---------------------------------------------------------------------
Charter Communications Inc. (a).........    18,000         295,740
Comcast Corporation (a).................    38,509       1,386,324
                                                      ------------
                                                         1,682,064

Computer Hardware -- 5.50%
---------------------------------------------------------------------
Cisco Systems Inc. (a) (o)..............    79,956       1,448,003
International Business Machines
 Corporation............................    14,210       1,718,842
                                                      ------------
                                                         3,166,845

Computer Software -- 5.51%
---------------------------------------------------------------------
Microsoft Corporation (a)...............    39,311       2,605,140
Siebel Systems Inc. (a).................    20,166         564,245
                                                      ------------
                                                         3,169,385

Entertainment & Leisure -- 0.12%
---------------------------------------------------------------------
MGM Mirage Inc. (a) (o).................     2,454          70,847

Finance -- 13.78%
---------------------------------------------------------------------
Citigroup Inc...........................    59,714       3,014,363
Lehman Brothers Holdings Inc. (o).......    24,900       1,663,320
MBNA Corporation........................    23,270         819,104
USA Education Inc.......................    28,970       2,434,059
                                                      ------------
                                                         7,930,846

Food, Beverages & Tobacco -- 4.43%
---------------------------------------------------------------------
Anheuser-Busch Companies Inc............    10,405         470,410
PepsiCo Inc.............................    34,558       1,682,629
Starbucks Corporation (a)...............    20,942         398,945
                                                      ------------
                                                         2,551,984

Health Care -- 4.42%
---------------------------------------------------------------------
Tenet Healthcare Corporation (a)........    43,286       2,541,754

Hotels & Restaurants -- 2.78%
---------------------------------------------------------------------
Four Season Hotels Inc. (o).............    32,775       1,532,559

Mandalay Resort Group (a) (o)...........     3,220          68,908
                                                      ------------
                                                         1,601,467

                                     Number
                                   of Shares
                                  or Principal
                                     Amount       Value

Insurance -- 4.37%
--------------------------------------------------------------
UnitedHealth Group Inc...........    35,534    $  2,514,741

Medical Services -- 1.65%
--------------------------------------------------------------
Quest Diagnostics Inc. (a).......    13,206         947,002

Misc. Financial Services -- 3.27%
--------------------------------------------------------------
Fannie Mae.......................    23,658       1,880,811

Pharmaceuticals -- 3.75%
--------------------------------------------------------------
Forest Laboratories Inc. (a).....     2,396         196,352
Johnson & Johnson................    33,230       1,963,893
                                               ------------
                                                  2,160,245

Real Estate -- 0.19%
--------------------------------------------------------------
Equity Office Properties Trust...     3,691         111,025

Retail -- 15.40%
--------------------------------------------------------------
Costco Wholesale Corporation (a).    59,286       2,631,113
Home Depot Inc...................    49,735       2,536,982
Tiffany & Company................    61,807       1,945,066
Wal-Mart Stores Inc..............    30,347       1,746,470
                                               ------------
                                                  8,859,631

Savings and Loan -- 1.37%
--------------------------------------------------------------
Washington Mutual Inc. (o).......    24,081         787,449

Semiconductors -- 0.57%
--------------------------------------------------------------
Applied Materials Inc. (a).......     8,168         327,537

Telecommunications -- 2.19%
--------------------------------------------------------------
QUALCOMM Inc. (a)................    24,922       1,258,561

Transportation -- 3.85%
--------------------------------------------------------------
FedEx Corporation (a)............    13,500         700,380
Southwest Airlines Company.......    73,702       1,362,013
Union Pacific Corporation........     2,644         150,708
                                               ------------
                                                  2,213,101

Total Domestic Common Stocks
(Identified cost $45,802,302).................   49,718,886
--------------------------------------------------------------

Preferred Stock -- 1.15%

Automotive -- 1.15%
--------------------------------------------------------------
Porsche (a)......................     1,738         660,449

Total Preferred Stock
(Identified cost $628,421)....................      660,449
--------------------------------------------------------------

Foreign Stocks -- 9.10%

Aerospace -- 0.73%
--------------------------------------------------------------
Embraer Empresa Brasileira de
 Aeronautica (ADR) (o)...........    18,986         420,160

Automotive -- 2.16%
--------------------------------------------------------------
Bayerische Motoren Werke (a).....    35,660       1,242,729

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 CAPITAL APPRECIATION PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                      Number
                                    of Shares
                                   or Principal
                                      Amount       Value

Food, Beverages & Tobacco -- 2.25%
---------------------------------------------------------------
Heineken (a)......................     7,304    $    276,906
Unilever..........................    17,668       1,017,853
                                                ------------
                                                   1,294,759

Manufacturing -- 3.86%
---------------------------------------------------------------
Tyco International Ltd. (o).......    37,714       2,221,354

Wireless Communications -- 0.10%
---------------------------------------------------------------
Vodafone Group (ADR) (o)..........     2,132          54,750

Total Foreign Stocks
(Identified cost $5,239,757)...................    5,233,752
---------------------------------------------------------------

                                   Number
                                 of Shares
                                or Principal
                                   Amount       Value

U. S. Government Agency Obligations -- 3.13%
Federal Home Loan Bank Discount
 Note, 1.43% due 01/02/02......  $1,800,000  $ 1,799,929
                                             -----------

Total U. S. Government Agency Obligations
(Identified cost $1,799,928)................   1,799,929
--------------------------------------------------------

Total Investments
(Identified cost $53,470,408)............... $57,413,016

Other Assets Less Liabilities -- 0.22%......     128,902
                                             -----------

Net Assets -- 100%.......................... $57,541,918
--------------------------------------------------------

(a)Non-income producing security.
(o)Security, or portion thereof, out on loan at December 31, 2001.
(ADR)American Depository Receipt.

See notes to financial statements.
[PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               Equity Portfolio
                             SUBADVISER'S COMMENTS

TCW Investment Management Company
Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Portfolio on November 1, 1999. TCW Group, Inc. manages approximately $75 billion for institutional clients and its normal investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Equity Portfolio is long-term capital appreciation.

Investment Strategies

The Enterprise Equity Portfolio invests primarily in U.S. common stocks of companies that meet the subadviser's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The subadviser selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

Throughout 2001, the U.S. economy declined in sync with most other world economies. This slowdown was driven by an abrupt slowdown in spending for telecommunications and technology equipment. Companies in these two economic sectors were the worst performers in the market for the first three quarters of the year. TCW believes that the declines sustained put many of these companies' shares at rather oversold prices. Oversold conditions enabled a technology bounce in the fourth quarter.

With what began at the very beginning of the year, the Fed cut the Fed Funds rate 11 times down to 1.75 percent. This resulted in low-cost financing for automobiles and record high mortgage refinancing. While the consumer has held in through the year, in order for a sustained recovery to materialize, corporate spending will need to recover. The economy is seeing some early signs of increased capital spending. Productivity gains achieved through the use of technology will enable companies to step up spending in order to improve their competitive positions. The equity markets at the end of 2001 rewarded companies that were well positioned to benefit from a resumption in spending for today's more efficient equipment and software.

                         ENTERPRISE Accumulation Trust

                               Equity Portfolio
                             SUBADVISER'S COMMENTS


                         Growth of a $10,000 Investment

                                    [CHART]

Average Annual Total Returns - Periods ending December 31, 2001 Enterprise Accumulated Trust
Equity Portfolio                     One Year  Five Year  Ten Year
-----------------------------------  --------  ---------  --------
Annualized Return                    (18.81)%    4.23%     10.91%
S&P 500 Index*                       (11.88)%   10.70%     12.93%
Lipper Large-Cap Growth Fund Index*  (23.87)%    7.50%     10.60%

            Enterprise Accumulation   S&P 500    Lipper Large-Cap
            Trust Equity Portfolio     Index*    Growth Fund Index*
            -----------------------  ----------  ------------------
12/31/1991        $10,000.00         $10,000.00     $10,000.00
12/31/1992        $11,790.10         $10,761.74     $10,688.64
12/31/1993        $12,715.42         $11,846.46     $11,827.97
12/31/1994        $13,207.39         $12,002.95     $11,730.49
12/31/1995        $18,284.66         $16,514.06     $15,826.71
12/31/1996        $22,896.15         $20,304.89     $19,080.81
12/31/1997        $28,793.14         $27,079.27     $24,345.33
12/31/1998        $31,643.82         $34,815.10     $33,224.72
12/31/1999        $36,581.61         $42,137.69     $44,792.75
12/31/2000        $34,686.26         $38,300.90     $35,978.09
12/31/2001        $28,163.47         $33,749.73     $27,390.71



             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
              * The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Large-Cap Growth Fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

TCW believes the Portfolio is very well positioned, and the Portfolio's holdings will benefit from an improved economy.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               EQUITY PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Common Stocks -- 99.79%
----------------------------------------------------------------

Biotechnology -- 8.90%
----------------------------------------------------------------
Amgen Inc. (a)...................   261,900    $   14,781,636
Genentech Inc. (a)...............   297,500        16,139,375
                                               --------------
                                                   30,921,011

Business Services -- 3.78%
----------------------------------------------------------------
Paychex Inc......................   374,200        13,111,968

Computer Hardware -- 7.32%
----------------------------------------------------------------
Cisco Systems Inc. (a)...........   396,100         7,173,371
Dell Computer Corporation (a)....   671,100        18,240,498
                                               --------------
                                                   25,413,869

Computer Services -- 3.39%
----------------------------------------------------------------
Juniper Networks Inc. (a) (o)....    91,500         1,733,925
Pixar Inc. (a) (o)...............   278,900        10,029,244
                                               --------------
                                                   11,763,169

Computer Software -- 9.80%
----------------------------------------------------------------
Microsoft Corporation (a)........   258,800        17,150,676
Siebel Systems Inc. (a) (o)......   603,900        16,897,122
                                               --------------
                                                   34,047,798

Electrical Equipment -- 2.33%
----------------------------------------------------------------
General Electric Company.........   202,000         8,096,160

Fiber Optics -- 1.23%
----------------------------------------------------------------
JDS Uniphase Corporation (a) (o).   490,900         4,285,557

Finance -- 4.64%
----------------------------------------------------------------
Stilwell Financial Inc...........   592,500        16,127,850

Insurance -- 11.50%
----------------------------------------------------------------
Progressive Corporation (Ohio)...   267,500        39,937,750

Medical Services -- 2.76%
----------------------------------------------------------------
Biogen Inc. (a)..................   167,400         9,600,390

Misc. Financial Services -- 3.74%
----------------------------------------------------------------
Charles Schwab Corporation.......   839,050        12,980,103

Multi-Line Insurance -- 1.83%
----------------------------------------------------------------
American International Group Inc.    80,150         6,363,910

Pharmaceuticals -- 3.61%
----------------------------------------------------------------
Eli Lilly & Company..............    62,300         4,893,042
Pfizer Inc.......................   191,650         7,637,253
                                               --------------
                                                   12,530,295

Retail -- 7.29%
----------------------------------------------------------------
Home Depot Inc...................   251,000        12,803,510
Wal-Mart Stores Inc..............   217,600        12,522,880
                                               --------------
                                                   25,326,390

                                      Number
                                    of Shares
                                   or Principal
                                      Amount       Value

Semiconductors -- 16.71%
-------------------------------------------------------------
Applied Materials Inc. (a)........    334,430   $ 13,410,643
Intel Corporation.................    332,700     10,463,415
Maxim Integrated Products Inc. (a)    376,900     19,791,019
Xilinx Inc. (a)...................    368,100     14,374,305
                                                ------------
                                                  58,039,382

Technology -- 3.69%
-------------------------------------------------------------
Network Appliance Inc. (a)........    585,400     12,802,698

Telecommunications -- 4.90%
-------------------------------------------------------------
QUALCOMM Inc. (a).................    336,700     17,003,350

Transportation -- 2.37%
-------------------------------------------------------------
Southwest Airlines Company........    446,250      8,246,700

Total Common Stocks
(Identified cost $421,916,491).................  346,598,350
-------------------------------------------------------------

Repurchase Agreement -- 0.24%
-------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $828,067
 Collateral: GNMA
 $865,000, due 11/15/31,
 Value $852,169...................   $828,000        828,000
                                                ------------

Total Repurchase Agreement
(Identified cost $828,000).....................      828,000
-------------------------------------------------------------

Total Investments
(Identified cost $422,744,491)................. $347,426,350

Other Assets Less Liabilities -- (0.03)%.......     (106,342)
                                                ------------

Net Assets -- 100%............................. $347,320,008
-------------------------------------------------------------

(a)Non-income producing security.
(o)Security, or portion thereof, out on loan at December 31, 2001.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                            Equity Income Portfolio
                             SUBADVISER'S COMMENTS

1740 Advisers, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

1740 Advisers, Inc. ("1740 Advisers") has been subadviser to the Enterprise Equity Income Portfolio since its inception. 1740 Advisers is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $1.1 billion for institutional clients. Its normal investment minimum is $20 million.

Investment Objective

The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

The Equity Income Portfolio invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P 500 average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

In 2001, the profits recession, which began earlier in the year, turned into an economic recession. The bear market, which began with technology and telecom, spread into the broad market averages. 1740 Advisers believes that the terrorist attack had a substantial impact on consumer and investor confidence, and intensified the negative trends in the market and the economy.

In 2001, during the recession and bear market, 1740 Advisers' strategy has been defensive. That meant an emphasis on healthcare and consumer staples such as cosmetics, household products, and utilities: sectors, which were not heavily affected by the overall economy. More recently, the strategy was to move toward a barbell approach by adding more economy sensitive sectors. The Portfolio has reduced drugs, hospital supplies and household products, and has reinvested the proceeds into basic materials and capital spending related sectors. This means an increase in chemicals, papers and metals stocks. Auto parts, industrial conglomerates, machinery and equipment and retailers have also been increased as a percent of the Portfolio. Financials and energy are approximately market weighted.

                         ENTERPRISE Accumulation Trust

                            Equity Income Portfolio
                             SUBADVISER'S COMMENTS


                         Growth of a $10,000 Investment

                                   [CHART]

Average Annual Total Returns - Periods ending December 31, 2001
Enterprise Accumulated Trust
Equity Income Portfolio                One Year       From 12/01/98-12/31/01
---------------------------------    ------------    ------------------------
Annualized Return                      (10.75%)                 0.72%
S&P 500/Barra Value Index*             (11.72%)                 2.92%
Lipper Equity Income Fund Index*        (5.20%)                 2.79%


                 Enterprise
                Accumulation        S&P 500/          Lipper
                Trust Equity         Barra            Equity
                   Income            Value          Income Fund
                  Portfolio          Index*           Index*
               -------------     ------------     --------------
12/1/98         $10,000.00        $10,000.00         $10,000.00
12/31/98        $10,180.00        $10,351.19         $10,256.18
12/31/99        $10,760.44        $11,668.08         $10,685.66
12/31/00        $11,454.73        $12,377.86         $11,483.17
12/31/01        $10,223.85        $10,927.65         $10,885.83



             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *S&P 500/Barra Value Index is an unmanaged capitalization weighted index comprised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

1740 Advisers believes the economy may stabilize in the first quarter and begin to improve during the second or third quarter. The recovery could be worldwide, just as was the downturn. The expectations for improvement come from a number of sources. First, there has been strong monetary stimulus for almost a year now and it usually takes ten to twelve months for lower rates to begin to have an impact. There has also been fiscal stimulus in the form of tax cuts and government spending on rebuilding and security. Second is the reversal of two factors that hurt the economy early last year: interest rates and energy prices. Energy costs have fallen, which is like a tax cut for consumers, and long-term interest rates have declined enough during 2001 to permit a substantial volume of mortgage refinancing. Finally, with the low level of inventories, industrial production will have to increase just to rebuild inventories, even if consumer spending is low.

1740 Advisers believes the key to the recovery's strength and sustainability is consumer confidence. Consumers have been through a lot: a bear market with its negative wealth effect, increasing layoff announcements, the terrorist attacks and the anthrax scares. All this was on top of what is still a relatively high debt burden. Consumers thus far, when they have spent, have only responded to bargains, sales and zero percent financing. There is little room to raise prices and thus the pressure to improve earnings falls on cost cutting. Companies are also facing increased outlays for insurance and security, which may be difficult to pass along completely. This also requires a lot of management time, focus and energy.

1740 Advisers believes the market will likely be subdued in 2002. With earnings growth restrained and the market having already experienced a substantial recovery off the panic low in September, stocks are not as cheap as they normally are after a bear market. Investors will have to scale back their hopes of a quick resumption of the 1990's rates of return, for a while, at least. But in a low interest rate and inflation world, the historic ten percent or so should not look that bad. In this type of environment there will still be attractive opportunities, even if the overall market is constrained. This is usually the time when the market begins to look ahead to a cyclical recovery, and this appears to be happening now.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                            EQUITY INCOME PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Domestic Common Stocks -- 87.19%
-------------------------------------------------------------------

Aerospace -- 4.57%
------------------------------------------------------------------
Honeywell International Inc.........    12,000    $     405,840
Northrop Grumman Corporation........     6,000          604,860
Raytheon Company (o)................    12,000          389,640
United Technologies Corporation.....     7,000          452,410
                                                  -------------
                                                      1,852,750
Automotive -- 4.13%
------------------------------------------------------------------
Ford Motor Company..................    10,000          157,200
General Motors Corporation..........     8,000          388,800
Johnson Controls Inc................     8,000          646,000
TRW Inc.............................    13,000          481,520
                                                  -------------
                                                      1,673,520
Banking -- 3.02%
------------------------------------------------------------------
Bank of America Corporation.........     6,000          377,700
FleetBoston Financial Corporation...     7,000          255,500
J. P. Morgan Chase & Company........     9,000          327,150
Wells Fargo & Company...............     6,000          260,700
                                                  -------------
                                                      1,221,050
Chemicals -- 2.41%
------------------------------------------------------------------
Dow Chemical Company................    15,000          506,700
Du Pont (E. I.) de Nemours & Company    11,000          467,610
                                                  -------------
                                                        974,310
Computer Hardware -- 0.86%
------------------------------------------------------------------
Hewlett-Packard Company.............    17,000          349,180

Conglomerates -- 3.17%
------------------------------------------------------------------
Minnesota Mining & Manufacturing
 Company............................     7,000          827,470
Textron Inc.........................    11,000          456,060
                                                  -------------
                                                      1,283,530
Construction -- 0.46%
------------------------------------------------------------------
Fluor Corporation...................     5,000          187,000

Consumer Non-Durables -- 1.26%
------------------------------------------------------------------
Avon Products Inc...................    11,000          511,500

Consumer Products -- 2.14%
------------------------------------------------------------------
Colgate-Palmolive Company...........     6,000          346,500
Kimberly-Clark Corporation..........     5,000          299,000
Whirlpool Corporation...............     3,000          219,990
                                                  -------------
                                                        865,490
Crude & Petroleum -- 3.71%
------------------------------------------------------------------
Burlington Resources Inc............     6,000          225,240
ChevronTexaco Corporation...........     5,500          492,855
Exxon Mobil Corporation.............    20,000          786,000
                                                  -------------
                                                      1,504,095

Electrical Equipment -- 4.57%
------------------------------------------------------------------
Dominion Resources Inc..............     7,000          420,700
Emerson Electric Company............    11,000          628,100

                                     Number
                                   of Shares
                                  or Principal
                                     Amount       Value

General Electric Company.........    20,000    $    801,600
                                               ------------
                                                  1,850,400

Energy -- 2.83%
-----------------------------------------------------------
Duke Energy Corporation..........    10,000         392,600
El Paso Corporation..............     5,000         223,050
Entergy Corporation..............     7,000         273,770
Williams Companies Inc...........    10,000         255,200
                                               ------------
                                                  1,144,620

Food, Beverages & Tobacco -- 1.87%
-----------------------------------------------------------
Anheuser-Busch Companies Inc.....     6,000         271,260
PepsiCo Inc......................    10,000         486,900
                                               ------------
                                                    758,160

Insurance -- 1.52%
-----------------------------------------------------------
Cigna Corporation................     2,000         185,300
Marsh & McLennan Companies Inc...     4,000         429,800
                                               ------------
                                                    615,100

Machinery -- 5.78%
-----------------------------------------------------------
Caterpillar Inc..................    12,000         627,000
Deere & Company..................    12,000         523,920
Ingersoll-Rand Company...........    15,000         627,150
Pitney Bowes Inc.................    15,000         564,150
                                               ------------
                                                  2,342,220

Manufacturing -- 1.10%
-----------------------------------------------------------
Eaton Corporation................     6,000         446,460

Metals & Mining -- 1.99%
-----------------------------------------------------------
Alcoa Inc........................    12,000         426,600
USX -- U.S. Steel Group..........    21,000         380,310
                                               ------------
                                                    806,910

Misc. Financial Services -- 5.17%
-----------------------------------------------------------
Citigroup Inc....................    17,000         858,160
Fannie Mae.......................     8,500         675,750
Morgan Stanley Dean Witter &
 Company.........................    10,000         559,400
                                               ------------
                                                  2,093,310

Multi-Line Insurance -- 2.12%
-----------------------------------------------------------
American International Group Inc.     5,000         397,000
Lincoln National Corporation.....     9,500         461,415
                                               ------------
                                                    858,415

Oil Services -- 5.56%
-----------------------------------------------------------
Baker Hughes Inc.................     7,000         255,290
Diamond Offshore Drilling Inc....     7,000         212,800
Halliburton Company..............     4,500          58,950
Kerr-McGee Corporation...........     4,000         219,200
KeySpan Corporation (o)..........    11,500         398,475
Murphy Oil Corporation...........     3,500         294,140
Phillips Petroleum Company.......     5,000         301,300
Schlumberger Ltd.................     5,000         274,750
Tidewater Inc....................     7,000         237,300
                                               ------------
                                                  2,252,205

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                    EQUITY INCOME PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                       Number
                                     of Shares
                                    or Principal
                                       Amount        Value

Paper & Forest Products -- 2.22%
-----------------------------------------------------------------
Georgia-Pacific Group..............    15,000    $     414,150
International Paper Company........    12,000          484,200
                                                 -------------
                                                       898,350

Paper Products -- 1.22%
-----------------------------------------------------------------
Mead Corporation...................    16,000          494,240

Pharmaceuticals -- 10.74%
-----------------------------------------------------------------
Abbott Laboratories................     9,000          501,750
American Home Products Corporation.     7,000          429,520
Baxter International Inc...........    10,500          563,115
Bristol-Myers Squibb Company.......     7,000          357,000
Eli Lilly & Company................     5,000          392,700
Johnson & Johnson..................    11,000          650,100
Merck & Company Inc................     6,000          352,800
Pfizer Inc.........................    16,000          637,600
Pharmacia Corporation..............     5,000          213,250
Schering-Plough Corporation........     7,000          250,670
                                                 -------------
                                                     4,348,505

Printing & Publishing -- 1.20%
-----------------------------------------------------------------
McGraw-Hill Companies Inc..........     8,000          487,840

Property-Casualty Insurance -- 2.03%
-----------------------------------------------------------------
Allstate Corporation...............     7,000          235,900
Chubb Corporation..................     5,000          345,000
St. Paul Companies Inc.............     5,500          241,835
                                                 -------------
                                                       822,735

Raw Materials -- 1.20%
-----------------------------------------------------------------
Weyerhaeuser Company...............     9,000          486,720

Real Estate -- 0.85%
-----------------------------------------------------------------
Equity Residential Properties Trust    12,000          344,520

Retail -- 1.26%
-----------------------------------------------------------------
J. C. Penney Company Inc...........    19,000          511,100

Savings and Loan -- 0.97%
-----------------------------------------------------------------
Washington Mutual Inc. (o).........    12,000          392,400

Telecommunications -- 4.04%
-----------------------------------------------------------------
BellSouth Corporation..............     9,000          343,350
SBC Communications Inc.............    11,000          430,870
Sprint Corporation.................    17,000          341,360
Verizon Communications Inc.........    11,000          522,060
                                                 -------------
                                                     1,637,640

Transportation -- 3.22%
-----------------------------------------------------------------
Canadian National Railway
 Company (o).......................    10,000          482,800
CSX Corporation....................    12,000          420,600
Union Pacific Corporation..........     7,000          399,000
                                                 -------------
                                                     1,302,400
                                                 -------------

                                    Number
                                  of Shares
                                 or Principal
                                    Amount       Value

Total Domestic Common Stocks
(Identified cost $35,855,552)................ $35,316,675
---------------------------------------------------------

Foreign Stocks -- 0.49%
---------------------------------------------------------

Pharmaceuticals -- 0.49%
---------------------------------------------------------
GlaxoSmithKline (ADR)...........       4,000      199,280

Total Foreign Stocks
(Identified cost $224,363)...................     199,280
---------------------------------------------------------

Repurchase Agreement -- 13.26%
---------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $5,372,433
 Collateral: GNMA
 $5,595,000, 6.00% due 11/15/31,
 Value $5,512,008...............  $5,372,000    5,372,000
                                              -----------

Total Repurchase Agreement
(Identified cost $5,372,000).................   5,372,000
---------------------------------------------------------

Total Investments
(Identified cost $41,451,915)................ $40,887,955

Other Assets Less Liabilities -- (0.94)%        (381,628)
                                              -----------

Net Assets -- 100%........................... $40,506,327
---------------------------------------------------------

(o)Security, or portion thereof, out on loan at December 31, 2001.
(ADR)American Depository Receipt.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               Growth Portfolio
                             SUBADVISER'S COMMENTS

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. ("Montag & Caldwell") has served as subadviser to the Enterprise Growth Portfolio since the Portfolio was organized December 1, 1998. Montag & Caldwell manages approximately $24.1 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Portfolio is to seek capital appreciation.

Investment Strategies

The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

The Portfolio may also lend portfolio securities on a short-term and long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

During the course of the year, the market reacted to major negative events, including the economy's falling into recession, the collapse of capital spending, the unwinding of the technology stock bubble, and the attacks on America. In a year in which technology stocks were down 25 percent and large cap growth stocks were down 20 percent, Montag & Caldwell feels it had some success in limiting the damage in the Portfolio during this difficult period. Helping to limit the Portfolio's decline was its lower than market weighting in the technology sector and positive returns achieved by the stocks of The Home Depot Inc., Costco Wholesale Corporation, Johnson & Johnson, Electronic Data Systems Corporation and Electronic Arts Inc.


                         ENTERPRISE Accumulation Trust

                               Growth Portfolio
                             SUBADVISER'S COMMENTS


                         Growth of a $10,000 Investment

                                    [CHART]

Average Annual Total Returns - Period ending December 31, 2001
Enterprise Accumulation Trust
Growth Portfolio                     One Year  From 12/01/98-12/31/01
---------------------------------    --------  -----------------------
Annualized Return                    (12.56)%           1.84%
S&P Index*                           (11.88)%           0.81%
Lipper Large-Cap Growth Fund Index*  (23.87)%          (2.84)%

            Enterprise Accumulation     S&P      Lipper Large-Cap
            Trust Growth Portfolio     Index*    Growth Fund Index*
            -----------------------  ----------  ------------------
12/1/1998        $10,000.00          $10,000.00     $10,000.00
12/31/1998       $10,540.00          $10,576.00     $11,100.00
12/31/1999       $13,120.00          $12,800.43     $14,964.00
12/31/2000       $12,097.62          $11,634.90     $12,019.00
12/31/2001       $10,578.52          $10,252.37     $ 9,151.00



             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large Cap Growth Fund Index replaces the Lipper Large Core Fund Index as the narrow based comparison to the fund as it more appropriately reflects the narrow-based market. During 2001, an investment in the above hypothetical account decreased by $1,519 compared to a decrease of $1,513 and a decrease of $2,869 in the Lipper Large-Cap Core Fund Index and the Lipper Large-Cap Growth Fund Index respectively. The Lipper Large-Cap Growth Fund Index, which consists of Funds that normally invest in companies with long-term earnings expected to grow significantly faster than stocks represented in a major unmanaged stock index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Because Montag & Caldwell expects a recovery in the economy and corporate profits, accompanied by modest inflation, it believes the S&P 500 will achieve a positive return in 2002. Montag & Caldwell does not anticipate a sharp rebound in share prices. The increase in corporate profits is likely to be a measured one, particularly for many technology companies whose shares still seemed fully priced. Technology shares represent nearly 20 percent of the S&P 500, but may account for only 9-10 percent of its profits in 2002. If there are disappointments in the earnings rebound for technology companies, which Montag & Caldwell believes is likely for many of these companies, technology's large representation in the S&P 500 could hold back the Index's gain for the year.

In the Portfolio, Montag & Caldwell favors the shares of high quality growth companies that can achieve solid earnings growth, regardless of the slope of the economic recovery in 2002. These include issues in the consumer, financial and healthcare sectors of the market. Montag & Caldwell also favors high quality cyclical growth companies that should benefit from the recovery in economic activity. Montag & Caldwell is particularly emphasizing issues in the consumer discretionary, industrial, transportation and energy sectors of the economy. While cautious on the group overall, the Portfolio does favor certain selected technology shares that Montag & Caldwell believes will do well, despite what it believes will be a difficult technology environment.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               GROWTH PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value

Domestic Common Stocks -- 93.23%
--------------------------------------------------------------------

Banking -- 3.12%
--------------------------------------------------------------------
Bank of New York Company Inc.........   214,100    $    8,735,280

Biotechnology -- 4.73%
--------------------------------------------------------------------
Amgen Inc. (a).......................   125,600         7,088,864
Genentech Inc. (a)...................   113,900         6,179,075
                                                   --------------
                                                       13,267,939

Building & Construction -- 2.77%
--------------------------------------------------------------------
Masco Corporation....................   316,500         7,754,250

Computer Services -- 5.01%
--------------------------------------------------------------------
Electronic Data Systems
 Corporation.........................   204,800        14,039,040

Computer Software -- 1.80%
--------------------------------------------------------------------
Electronic Arts Inc. (a).............    84,100         5,041,795

Consumer Products -- 10.42%
--------------------------------------------------------------------
Colgate-Palmolive Company............   158,000         9,124,500
Gillette Company.....................   279,300         9,328,620
Procter & Gamble Company.............   136,000        10,761,680
                                                   --------------
                                                       29,214,800

Electrical Equipment -- 1.94%
--------------------------------------------------------------------
General Electric Company.............   135,800         5,442,864

Entertainment & Leisure -- 2.99%
--------------------------------------------------------------------
Walt Disney Company..................   404,400         8,379,168

Finance -- 5.29%
--------------------------------------------------------------------
Citigroup Inc........................   237,066        11,967,092
Paychex Inc..........................    81,400         2,852,256
                                                   --------------
                                                       14,819,348

Food, Beverages & Tobacco -- 8.41%
--------------------------------------------------------------------
Coca-Cola Company....................   273,000        12,871,950
PepsiCo Inc..........................   219,700        10,697,193
                                                   --------------
                                                       23,569,143

Hotels & Restaurants -- 2.04%
--------------------------------------------------------------------
Marriott International Inc. (Class A)   140,800         5,723,520

Insurance -- 4.60%
--------------------------------------------------------------------
Marsh & McLennan Companies Inc.......   120,000        12,894,000

Machinery -- 2.00%
--------------------------------------------------------------------
Caterpillar Inc......................   107,200         5,601,200

Manufacturing -- 1.57%
--------------------------------------------------------------------
Minnesota Mining &
 Manufacturing Company...............    37,300         4,409,233

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Media -- 0.86%
----------------------------------------------------------------
AOL Time Warner Inc. (a).........      74,800  $    2,401,080

Medical Instruments -- 4.52%
----------------------------------------------------------------
Medtronic Inc....................     247,500      12,674,475

Multi-Line Insurance -- 4.35%
----------------------------------------------------------------
American International Group Inc.     153,550      12,191,870

Oil Services -- 3.54%
----------------------------------------------------------------
Schlumberger Ltd.................     134,600       7,396,270
Transocean Sedco Forex Inc.......      74,700       2,526,354
                                               --------------
                                                    9,922,624

Pharmaceuticals -- 14.26%
----------------------------------------------------------------
Bristol-Myers Squibb Company.....     153,000       7,803,000
Johnson & Johnson................     230,600      13,628,460
Pfizer Inc.......................     328,400      13,086,740
Pharmacia Corporation............     127,900       5,454,935
                                               --------------
                                                   39,973,135

Retail -- 5.16%
----------------------------------------------------------------
Costco Wholesale Corporation (a).     215,000       9,541,700
Home Depot Inc...................      96,400       4,917,364
                                               --------------
                                                   14,459,064

Telecommunications -- 2.11%
----------------------------------------------------------------
QUALCOMM Inc. (a)................     117,200       5,918,600

Transportation -- 1.74%
----------------------------------------------------------------
United Parcel Service Inc........      89,600       4,883,200

Total Domestic Common Stocks
(Identified cost $244,516,357)................    261,315,628
----------------------------------------------------------------

Foreign Stocks -- 4.02%
----------------------------------------------------------------

Wireless Communications -- 4.02%
----------------------------------------------------------------
Nokia Corporation (Class A) (ADR)     459,200      11,264,176
                                               --------------

Total Foreign Stocks
(Identified cost $12,795,914).................     11,264,176
----------------------------------------------------------------

Repurchase Agreement -- 2.68%
----------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02,
 Maturity Value $7,511,605
 Collateral: GNMA
 $7,820,000, 6.0% due 11/15/31,
 Value $7,704,003................  $7,511,000       7,511,000
                                               --------------

Total Repurchase Agreement
(Identified cost $7,511,000)..................      7,511,000
----------------------------------------------------------------

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        GROWTH PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                             Number
                           of Shares
                          or Principal
                             Amount       Value

Total Investments
(Identified cost $264,823,271)........ $280,090,804

Other Assets Less Liabilities -- 0.07%      188,573
                                       ------------

Net Assets -- 100%.................... $280,279,377
---------------------------------------------------

(a)Non-income producing security.
(ADR)American Depository Receipt.

See notes to financial statements.
[PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          Growth and Income Portfolio
                             SUBADVISER'S COMMENTS

Retirement System Investors Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Retirement System Investors Inc. ("RSI") has served as subadviser to the Enterprise Growth and Income Portfolio since 1998. RSI manages approximately $1 billion for all of its clients, and its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Growth and Income Portfolio is total return through capital appreciation with income as a secondary consideration.

Investment Strategies

The Growth and Income Portfolio invests primarily in U.S. common stocks of large-capitalization companies. The Portfolio selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the subadviser employs a "value-oriented" strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential.

The Portfolio may also lend portfolio securities on a short-term and long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

Despite a fourth quarter rebound, the S&P 500 index declined 11.9 percent for the year. In a difficult 2001, some of the Portfolio's larger defensive holdings such as Emerson Electric Company, Safeway Inc., J.P. Morgan Chase & Company and El Paso Corporation disappointed. The Portfolio's relatively large energy sector position also under-performed. Earnings and market prices declined more sharply than expected in technology holdings such as EMC Corporation, Corning Inc. and Nortel Networks Corporation. Helping results among larger holdings were gains from Tyco International Ltd., Johnson & Johnson, Maxim Integrated Products Inc., Alcoa Inc. and International Business Machines Corporation.

                         ENTERPRISE Accumulation Trust

                          Growth and Income Portfolio
                             SUBADVISER'S COMMENTS


                         Growth of a $10,000 Investment

                                    [CHART]

Average Annual Total Returns - Periods ending December 31, 2001
Enterprise Accumulation Trust
Growth & Income Portfolio          One Year  12/01/98-12/31/01
---------------------------------  --------  ------------------
Annualized Return                  (11.87)%        3.01%
S&P 500 Index*                     (11.88)%        0.81%
Lipper Large-Cap Core Fund Index*  (12.83)%        0.89%

            Enterprise Accumulation
             Trust Growth & Income    S&P 500    Lipper Large-Cap
                    Portfolio          Index*    Core Fund Index*
            -----------------------  ----------  ----------------
12/1/1998         $10,000.00         $10,000.00     $10,000.00
12/31/1998        $10,220.00         $10,576.00     $10,664.03
12/31/1999        $12,320.07         $12,800.43     $12,727.50
12/31/2000        $12,432.47         $11,634.90     $11,789.60
12/31/2001        $10,957.24         $10,252.37     $10,276.46





             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

            *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Core Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Large-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

RSI believes that the recession is almost over and the economy may soon begin growing once again. Many stocks are now trading at historically high multiples of earnings. In fact, the market in general is trading at approximately 25 times estimated 2002 earnings. However, one could argue that the estimates for earnings are still too low and with an improving economy, low inflation and low interest rates, the actual earnings could be higher than currently estimated. Therefore, RSI believes that the market does not seem that expensive. The biggest risk RSI sees to the market is that the economic recovery is delayed or is not as robust as investors might expect. On balance, the market may rise in high single digits as earnings gains outpace price gains allowing valuation to decline slightly.

RSI's strategy is for the Portfolio to invest in companies that may benefit from a sustained global recovery. During 2001, companies reduced inventory levels by record amounts. Industrial companies may see their businesses improve as companies begin to rebuild their inventory levels. RSI believes that the increased demand for oil from an economic recovery may benefit the bottom lines of energy companies. RSI remains cautious on the technology sector due to the recent price appreciation and the extended valuation of many of the shares. RSI will look for clear signs that the earnings recovery has begun before becoming more aggressive in this sector. RSI is also concerned with the consumer cyclical sector. During a typical recession, autos, homebuilders and retail sales usually experience big declines. However, throughout this recession these areas have remained very strong. Record levels of consumer debt outstanding could limit any significant rebound in sales for this sector. Finally, RSI remains positive on the financial sector, especially the companies with exposure to the capital markets. RSI believes in 2002 the economy will see a rebound in market activity, which will benefit some of the brokers and major banks. Many of these companies have used the recent downturn to cut costs and become more efficient and are now well positioned to capitalize on an expected rebound.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          GROWTH AND INCOME PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount        Value

Domestic Common Stocks -- 78.56%
---------------------------------------------------------------------

Aerospace -- 3.75%
---------------------------------------------------------------------
Honeywell International Inc...........    84,700    $    2,864,554
United Technologies Corporation.......    55,850         3,609,585
                                                    --------------
                                                         6,474,139

Banking -- 2.43%
---------------------------------------------------------------------
J. P. Morgan Chase & Company..........   115,275         4,190,246

Biotechnology -- 1.50%
---------------------------------------------------------------------
Amgen Inc. (a)........................    44,250         2,497,470
Genentech Inc. (a)....................     1,600            86,800
                                                    --------------
                                                         2,584,270

Building & Construction -- 0.75%
---------------------------------------------------------------------
Armstrong Holdings Inc. (a)(o)........     1,200             4,092
Martin Marietta Materials Inc. (o)....    27,675         1,289,655
                                                    --------------
                                                         1,293,747

Chemicals -- 1.13%
---------------------------------------------------------------------
Praxair Inc...........................    35,250         1,947,563

Computer Hardware -- 3.35%
---------------------------------------------------------------------
Cisco Systems Inc. (a)................    15,620           282,878
EMC Corporation (a)...................    73,900           993,216
International Business Machines
 Corporation..........................    37,160         4,494,874
                                                    --------------
                                                         5,770,968

Computer Services -- 0.23%
---------------------------------------------------------------------
Bisys Group Inc. (a)..................     1,000            63,990
Safeguard Scientifics Inc. (a)........    19,250            67,375
Sun Microsystems Inc. (a).............    21,930           269,739
                                                    --------------
                                                           401,104

Computer Software -- 0.37%
---------------------------------------------------------------------
Computer Associates International Inc.    10,900           375,941
McData Corporation (a)(o).............     1,258            30,821
Veritas Software Corporation (a)(o)...     5,350           239,841
                                                    --------------
                                                           646,603

Consumer Products -- 2.74%
---------------------------------------------------------------------
Kimberly-Clark Corporation............    79,150         4,733,170

Containers/Packaging -- 0.62%
---------------------------------------------------------------------
Smurfit-Stone Container
 Corporation (a)......................    67,000         1,069,990

Crude & Petroleum -- 6.43%
---------------------------------------------------------------------
Chevron Texaco Corporation............    38,480         3,448,193
Exxon Mobil Corporation...............   183,664         7,217,995
Unocal Corporation....................    12,000           432,840
                                                    --------------
                                                        11,099,028

Electrical Equipment -- 4.42%
---------------------------------------------------------------------
Emerson Electric Company..............   133,590         7,627,989

                                       Number
                                     of Shares
                                    or Principal
                                       Amount        Value

Electronics -- 0.47%
------------------------------------------------------------------
Integrated Device Technology (a)(o)    30,600    $      813,654

Energy -- 2.77%
------------------------------------------------------------------
Duke Energy Corporation (o)........    13,200           518,232
El Paso Corporation................    88,500         3,947,985
Williams Companies Inc.............    12,350           315,172
                                                 --------------
                                                      4,781,389

Fiber Optics -- 0.55%
------------------------------------------------------------------
Corning Inc........................   106,000           945,520

Food, Beverages & Tobacco -- 4.95%
------------------------------------------------------------------
Anheuser-Busch Companies Inc.......   123,800         5,596,998
PepsiCo Inc........................    59,750         2,909,227
Philip Morris Companies Inc........       740            33,929
                                                 --------------
                                                      8,540,154

Machinery -- 1.50%
------------------------------------------------------------------
Ingersoll-Rand Company.............    61,950         2,590,129

Manufacturing -- 0.78%
------------------------------------------------------------------
Millipore Corporation..............    22,300         1,353,610

Media -- 0.48%
------------------------------------------------------------------
AOL Time Warner Inc. (a)...........    24,855           797,846
Gemstar-TV Guide International
 Inc. (a)..........................     1,200            33,240
                                                 --------------
                                                        831,086

Metals & Mining -- 2.49%
------------------------------------------------------------------
Alcoa Inc..........................   120,940         4,299,417

Misc. Financial Services -- 4.08%
------------------------------------------------------------------
Citigroup Inc......................   104,383         5,269,254
Fannie Mae.........................    22,350         1,776,825
                                                 --------------
                                                      7,046,079

Multi-Line Insurance -- 1.40%
------------------------------------------------------------------
American International Group Inc...    30,318         2,407,249

Oil Services -- 3.89%
------------------------------------------------------------------
Apache Corporation.................    63,800         3,182,344
BJ Services Company (a)(o).........     9,400           305,030
Schlumberger Ltd...................    43,000         2,362,850
Transocean Sedco Forex Inc. (o)....    25,600           865,792
                                                 --------------
                                                      6,716,016

Paper & Forest Products -- 0.20%
------------------------------------------------------------------
International Paper Company (o)....     8,400           338,940

Pharmaceuticals -- 6.88%
------------------------------------------------------------------
Bristol-Myers Squibb Company.......    45,060         2,298,060
Johnson & Johnson..................   103,330         6,106,803
Merck & Company Inc................    30,720         1,806,336
Pfizer Inc.........................    41,422         1,650,667
                                                 --------------
                                                     11,861,866

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                  GROWTH AND INCOME PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                            Number
                                          of Shares
                                         or Principal
                                            Amount        Value

Printing & Publishing -- 2.95%
-----------------------------------------------------------------------
Lexmark International Group
 Inc. (a)(o)............................    30,350    $    1,790,650
McGraw-Hill Companies Inc...............    54,100         3,299,018
                                                      --------------
                                                           5,089,668

Retail -- 5.12%
-----------------------------------------------------------------------
Costco Wholesale Corporation (a)........     9,250           410,515
CVS Corporation.........................    39,550         1,170,680
Federated Department Stores Inc. (a)....    10,100           413,090
Home Depot Inc..........................     2,000           102,020
Safeway Inc. (a)........................   143,900         6,007,825
Tiffany & Company.......................     4,100           129,027
Wal-Mart Stores Inc.....................    10,450           601,397
                                                      --------------
                                                           8,834,554

Savings and Loan -- 0.65%
-----------------------------------------------------------------------
Washington Mutual Inc. (o)..............    34,425         1,125,698

Semiconductors -- 3.73%
-----------------------------------------------------------------------
Cypress Semiconductor Corporation (a)(o)    34,800           693,564
Intel Corporation.......................    14,400           452,880
Maxim Integrated Products Inc. (a)......    63,319         3,324,881
Nvidia Corporation (a)(o)...............     4,400           294,360
Texas Instruments Inc...................    59,400         1,663,200
                                                      --------------
                                                           6,428,885

Telecommunications -- 5.66%
-----------------------------------------------------------------------
Lucent Technologies Inc. (a)(o).........    69,730           438,602
QUALCOMM Inc. (a).......................    29,815         1,505,657
SBC Communications Inc..................    74,395         2,914,052
Verizon Communications Inc..............    95,300         4,522,938
WorldCom Inc.-MCI Group (a).............    26,850           378,048
                                                      --------------
                                                           9,759,297

Transportation -- 1.49%
-----------------------------------------------------------------------
FedEx Corporation (a)...................    49,450         2,565,466

Wireless Communications -- 0.80%
-----------------------------------------------------------------------
Motorola Inc............................    91,850         1,379,587

Total Domestic Common Stocks
(Identified cost $153,185,951).......................    135,547,081
-----------------------------------------------------------------------

Convertible Preferred Stocks -- 0.22%
------------------------------------------------------------------------

Wireless Communications -- 0.22%
-----------------------------------------------------------------------
Motorola Inc. (TAPS)
 7.00%, 11/16/04........................     8,100           378,594
                                                      --------------

Total Convertible Preferred Stocks
(Identified cost $398,606)...........................        378,594
-----------------------------------------------------------------------

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Foreign Stocks -- 11.33%
-------------------------------------------------------------------

Computer Software -- 0.21%
-------------------------------------------------------------------
Check Point Software Technologies
 Ltd. (a)(o)........................       9,150  $      364,994

Crude & Petroleum -- 4.01%
-------------------------------------------------------------------
BP Amoco (ADR)......................      89,550       4,164,970
Royal Dutch Petroleum Company
 (ADR)..............................      56,145       2,752,228
                                                  --------------
                                                       6,917,198

Manufacturing -- 5.21%
-------------------------------------------------------------------
Tyco International Ltd. (o).........     152,550       8,985,195

Pharmaceuticals -- 1.41%
-------------------------------------------------------------------
Elan Corporation (ADR) (a)(o).......      53,900       2,428,734

Telecommunications -- 0.40%
-------------------------------------------------------------------
Nortel Networks Corporation (a).....      91,830         688,725

Wireless Communications -- 0.09%
-------------------------------------------------------------------
Vodafone Group (ADR) (o)............       6,300         161,784
                                                  --------------

Total Foreign Stocks
(Identified cost $18,811,302)....................     19,546,630
-------------------------------------------------------------------

Commercial Paper -- 9.88%
-------------------------------------------------------------------
BellSouth Corporation
 1.75% due 01/28/02.................  $2,300,000       2,296,981
General Electric Capital Corporation
 1.92% due 01/02/02.................   7,000,000       6,999,627
Philip Morris Companies Inc.
 1.90% due 01/09/02.................   5,000,000       4,997,889
Wells Fargo & Company
 1.83% due 01/08/02.................   2,750,000       2,749,021
                                                  --------------

Total Commercial Paper
(Identified cost $17,043,518)....................     17,043,518
-------------------------------------------------------------------

Repurchase Agreement -- 0.09%
-------------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $154,012
 Collateral: GNMA
 $165,000, 6.00% due 11/15/31,
 Value $162,553.....................     154,000         154,000
                                                  --------------

Total Repurchase Agreement
(Identified cost $154,000).......................        154,000
-------------------------------------------------------------------

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                  GROWTH AND INCOME PORTFOLIO  -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                            Value

Total Investments
(Identified cost $189,593,377).......... $172,669,823

Other Assets Less Liabilities -- (0.08)%    (138,411)
                                         ------------

Net Assets -- 100%...................... $172,531,412
-----------------------------------------------------

(a)Non-income producing security.
(o)Security, or portion thereof, out on loan at December 31, 2001.
(ADR) American Depository Receipt.
(TAPS)Threshold Appreciation Price Security.
See notes to financial statements.
[PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                         Emerging Countries Portfolio
                             SUBADVISER'S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate's normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Emerging Countries Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Emerging Countries Fund normally invests at least 65 percent of its assets in equity securities of foreign companies located in at least three countries with emerging securities markets (countries that have an emerging stock market as defined by the International Finance Corporation). The subadviser further considers whether a market is less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors. The subadviser currently selects Fund securities from an investment universe of approximately 6,000 foreign companies in over 35 emerging markets. The Fund may invest up to 35 percent of its assets in U.S. companies. The Fund normally will invest at least 75 percent of its assets in equity securities.

The Fund seeks out growth companies that are in the early stages of development and that it believes are undergoing a basic change in operations. In selecting companies, the subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors materially changes. The subadviser will allocate Fund assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Fund's investment objective.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

Bourses in developing countries posted lower declines compared with many developed markets in 2001. Strong gains in South Korea, Mexico and Russia were offset by declines in Pakistan, Brazil and Israel. For much of 2001, investors in emerging markets have faced weaker economic growth and slowing exports amid the economic slowdown in developed nations. Argentina's political and financial troubles added to uncertainties in emerging markets.

Despite a string of bad news, there were some bright spots in emerging markets. Late in the year, China officially joined the World Trade Organization after 15 years of negotiations. This development paves the way for increased foreign investment in the country and is expected to result in robust economic growth in years ahead. In South Korea, efforts by the government and companies to implement restructuring after the 1997 financial crisis bolstered investor confidence. In Russia, growing political trust in President Putin and relatively strong oil prices boosted returns for the equity market, which emerged as one of the best performers in 2001.

                         ENTERPRISE Accumulation Trust

                         Emerging Countries Portfolio
                             SUBADVISER'S COMMENTS


                         Growth of a $10,000 Investment

                                   [CHART]


Cumulative Total Returns - Periods ending December 31, 2001
Enterprise Accumulation Trust
Emerging Countries Portfolio  05/01/01-12/31/01
-----------------------------------------------------------------------------
Cumulative Return                                                 (4.80%)
MSCI EMF Index*                                                   (1.62%)
Lipper Emerging Markets Fund Index*                               (1.40%)

          Enterprise Accumulation
               Trust Emerging                               Lipper Emerging
            Countries Portfolio     MSCI EMF Index*       Markets Fund Index*
            ---------------------  ---------------        -------------------
5/1/2001         $10,000.00          $10,000.00              $10,000.00
12/31/2001         9,520.00            9,838.00                9,860.07

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.

            *The Morgan Stanley Capital International Emerging Markets Free
             Index (MSCI EMF) is an unmanaged index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Emerging Market Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Emerging Markets Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. Funds remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

The Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                         EMERGING COUNTRIES PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                       Number
                                     of Shares
                                    or Principal
                                       Amount      Value

Foreign Stocks and Equity Linked
  Notes -- 96.31%
--------------------------------------------------------------

Aerospace -- 1.26%
--------------------------------------------------------------
  Mexico -- 1.26%
   Embraer Empresa Brasileira de
    Aeronautica (ADR)..............        500   $   11,065

Airlines -- 0.26%
--------------------------------------------------------------
  China -- 0.26%
   China Southern Airline Company
    Ltd. (a).......................      8,000        2,308

Automotive -- 1.51%
--------------------------------------------------------------
  Korea -- 1.02%
   Hyundai Mobis...................        620        8,955
  Malaysia -- 0.49%
   Perusahaan Otomobil Nasional....      2,000        4,237
                                                 ----------
                                                     13,192

Banking -- 8.58%
--------------------------------------------------------------
  Czech Republic -- 0.41%
   Ceska Sporitelna................        437        3,609
  Indonesia -- 0.40%
   PT Bank Central Asia............     25,000        3,546
  Korea -- 2.40%
   Hana Bank.......................        873       11,276
   Kookmin Bank (a)................        250        9,731
  Malaysia -- 2.22%
   Malayan Banking Berhad..........      8,900       19,439
  Peru -- 1.30%
   Credicorp Ltd...................      1,300       11,375
  South Africa -- 0.48%
   African Bank Investments Ltd....      3,600        2,611
   Standard Bank Investments Ltd...        600        1,553
  Thailand -- 0.84%
   Thai Farmers Bank (a)...........     15,000        7,393
  Turkey -- 0.53%
   Yapi ve Kredi Bankasi (a).......  1,520,000        4,641
                                                 ----------
                                                     75,174

Broadcasting -- 0.99%
--------------------------------------------------------------
  Mexico -- 0.99%
   Grupo Televisa (ADR) (a)........        200        8,636

Building & Construction -- 1.63%
--------------------------------------------------------------
  Korea -- 1.03%
   Hyundai Development Company.....      1,480        9,026
  South Africa -- 0.22%
   Barloworld Ltd..................        400        1,951
  Thailand -- 0.38%
   Siam City Cement................      1,000        3,278
                                                 ----------
                                                     14,255

Business Services -- 0.86%
--------------------------------------------------------------
  Israel -- 0.21%
   Elbit Systems Ltd...............        100        1,850

                                            Number
                                          of Shares
                                         or Principal
                                            Amount      Value

  Turkey -- 0.65%
   Enka Holding Yatirim.................    81,430    $    5,727
                                                      ----------
                                                           7,577

Cable -- 0.27%
-------------------------------------------------------------------
  Thailand -- 0.27%
   Bec World............................       500         2,347

Computer Hardware -- 3.77%
-------------------------------------------------------------------
  Hong Kong -- 0.70%
   Legend Holdings Ltd..................    12,000         6,117
  Taiwan -- 3.07%
   Accton Technology Corporation
    (GDR) (a)...........................     2,400        12,360
   Asustek Computer Inc (144A)..........     1,600         7,072
   Merrill Lynch Equity Linked
    Participation Notes
    (Quanta Computer Corp)
    (144A) (a) (n)......................     2,300         7,503
                                                      ----------
                                                          33,052

Computer Software -- 4.80%
-------------------------------------------------------------------
  India -- 3.18%
   CSFB Equity Linked Participation
    Notes (Hong Kong Infosys Tech
    Ltd.) (l)...........................       200        16,878
   Wipro Ltd. (ADR).....................       300        10,980
  Israel -- 1.38%
   Check Point Software Technologies
    Ltd.................................       200         8,134
   Check Point Software Technologies
    Ltd. (ADR) (a)......................       100         3,989
  United States -- 0.24%
   Precise Software Solutions Ltd. (a)..       100         2,066
                                                      ----------
                                                          42,047

Construction -- 0.31%
-------------------------------------------------------------------
  South Africa -- 0.31%
   Murray & Roberts Holdings Ltd. (a)...     4,500         2,739

Consumer Products -- 1.37%
-------------------------------------------------------------------
  Mexico -- 1.37%
   Coca-Cola Femsa (ADR)................       600        12,042

Electrical Equipment -- 0.82%
-------------------------------------------------------------------
  Taiwan -- 0.82%
   Hon Hai Precision Industry Ltd.
    (GDR) (144A)........................       700         7,175

Electronics -- 12.30%
-------------------------------------------------------------------
  Korea -- 8.46%
   Lg Cable & Machinery Ltd.............       720         7,924
   Lg Electronics Inc...................       740        14,025
   Samsung Electronic Mechanics.........       170         5,690
   Samsung Electronics Ltd. (ADR).......       400        46,400
  Taiwan -- 3.47%
   Ase Test Ltd. (a)....................       700         9,751
   United Microelectronics
    Corporation (ADR) (a)...............     2,150        20,640

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                  EMERGING COUNTRIES PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount      Value
  Turkey -- 0.37%
   Vestel Elektronik Sanayi
    ve Ticaret (a)...................  1,284,000   $    3,260
                                                   ----------
                                                      107,690

Energy -- 0.41%
----------------------------------------------------------------
  Hong Kong -- 0.41%
   Huaneng Power International Inc...      6,000        3,616

Finance -- 3.39%
----------------------------------------------------------------
  Korea -- 2.55%
   Daishin Securities Company........      1,290        8,794
   Good Morning Securities Company
    Ltd. (a).........................      3,080       13,558
  South Africa -- 0.84%
   FirstRand Ltd.....................      8,800        5,465
   Sanlam Ltd........................      2,400        1,841
                                                   ----------
                                                       29,658

Food, Beverages & Tobacco -- 1.65%
----------------------------------------------------------------
  India -- 0.58%
   CSFB Equity Linked Participation
    Notes (ITC Ltd.) (l).............        365        5,118
   CSFB Equity Linked Participation
    Notes (ITC Ltd.) (l).............        400        5,608
  Indonesia -- 0.43%
   PT Indofood Sukses Makmur.........     62,000        3,726
                                                   ----------
                                                       14,452

Manufacturing -- 2.72%
----------------------------------------------------------------
  Hong Kong -- 0.21%
   China Resources Enterprises.......      2,000        1,859
  United Kingdom -- 2.05%
   Billiton..........................      3,500       17,945
  Turkey -- 0.46%
   Trakya Cam Sanayii................  1,141,938        3,996
                                                   ----------
                                                       23,800

Medical Instruments -- 0.67%
----------------------------------------------------------------
  Israel -- 0.67%
   Lumenis Ltd. (a)..................        300        5,910

Metals & Mining -- 10.25%
----------------------------------------------------------------
  Brazil --  3.55%
   Companhia Siderurgica Nationale...        100        1,612
   Companhia Vale do Rio Doce
    (ADR) (a)........................      1,000       23,610
   Gerdau S.A........................        600        5,826
  Hong Kong -- 0.51%
   Yanzhou Coal Mining Company
    Ltd..............................     14,000        4,444
  Korea -- 1.31%
   Pohang Iron & Steel Ltd...........        500       11,500
  South Africa -- 1.75%
   Anglo American Platnum
    Corporation......................        200        7,403
   Harmony Gold Mining Company
    Ltd. (ADR).......................        500        3,255
   Impala Platinum Holdings Ltd......        100        4,687

                                            Number
                                          of Shares
                                         or Principal
                                            Amount      Value
  Taiwan -- 2.26%
   China Steel..........................     2,500    $   19,750
  United Kingdom -- 0.87%
   Anglo American.......................       500         7,636
                                                      ----------
                                                          89,723

Multi-Line Insurance -- 1.17%
-------------------------------------------------------------------
  Taiwan -- 1.17%
   UBS Equity Linked Notes (Cathay
    Life) (m)...........................     6,000        10,215

Oil Services -- 4.01%
-------------------------------------------------------------------
  Brazil -- 1.56%
   Petroleo Brasileiro (ADR)............       300         6,990
   Petroleo Brasileiro -- Petrobras
    (Class A) (ADR).....................       300         6,669
  Hong Kong -- 0.43%
   CNOOC Ltd. ADR.......................     1,000           942
   PetroChina Company Ltd...............    16,000         2,832
  Korea -- 0.77%
   Sk Corporation (GDR) (144A)..........     2,160         6,742
  Russia -- 1.25%
   Surgutneftegaz (ADR).................       700        10,948
                                                      ----------
                                                          35,123

Paper & Forest Products -- 0.60%
-------------------------------------------------------------------
  Brazil -- 0.60%
   Votorantim Celulose E Papel (ADR)....       300         5,295

Paper Products -- 0.83%
-------------------------------------------------------------------
  Brazil -- 0.83%
   Aracruz Celulose (ADR)...............       400         7,272

Pharmaceuticals -- 1.62%
-------------------------------------------------------------------
  Israel -- 1.62%
   Taro Pharmaceutical Industries
    Ltd. (a)............................       200         7,990
   Teva Pharmaceutical Industries Ltd.
    (ADR)...............................       100         6,163
                                                      ----------
                                                          14,153

Real Estate -- 2.60%
-------------------------------------------------------------------
  Hong Kong -- 0.90%
   China Overseas Land & Investments
    Ltd.................................    60,000         7,849
  Mexico -- 1.70%
   Consorcio (a)........................     8,400        14,908
                                                      ----------
                                                          22,757

Retail -- 2.44%
-------------------------------------------------------------------
  Mexico -- 2.14%
   Organiacionz Soriana (a).............     1,800         4,876
   Wal-Mart de Mexico (series C)........     2,300         5,401
   Wal-Mart de Mexico (series V)........     3,100         8,464

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                  EMERGING COUNTRIES PORTFOLIO -- (Continued)
           Portfolio of Investments (Unaudited) -- December 31, 2001

                                              Number
                                            of Shares
                                           or Principal
                                              Amount      Value

  South Africa -- 0.30%
   Steinhoff International Holdings Ltd...     3,500    $   2,597
                                                        ---------
                                                           21,338

Semiconductors -- 1.99%
--------------------------------------------------------------------
  Taiwan -- 1.99%
   CSFB Equity Linked Participation
    Notes (Taiwan Semi-Conductor
    Company Ltd.) (l).....................     7,000       17,458

Telecommunications -- 13.22%
--------------------------------------------------------------------
  Brazil -- 1.71%
   Tele Norte Leste Participacoes (ADR)...       700       10,941
   Telecomunicacoes Brasileiras (ADR).....       100        4,000
  Chile -- 0.46%
   Compania de Telecom de Chile...........       300        4,038
  China -- 0.38%
   China Unicom Ltd. (ADR) (a)............       300        3,351
  Czech Republic -- 0.54%
   Cesky Telecom..........................       460        4,704
  Hong Kong -- 2.41%
   China Mobile Ltd. (a)..................     6,000       21,122
  Indonesia -- 0.18%
   PT Telekomunikasi Indonesia
    (Series B)............................     5,000        1,538
  Israel -- 1.36%
   Matav (ADR)............................       700       11,893
  Korea -- 1.39%
   Korea Telecom (ADR)....................       600       12,198
  Malaysia -- 1.24%
   Telekom Malaysia.......................     4,000       10,842
  Mexico -- 2.00%
   Telefonos de Mexico (ADR)..............       500       17,510
  Philippines -- 0.19%
   Philippine Long Distance Telephone
    Company (ADR).........................       200        1,648
  Russia -- 0.59%
   AO VimpelCom (ADR) (a).................       200        5,210
  South Africa -- 0.25%
   M Cell.................................     2,000        2,201
  Thailand -- 0.52%
   Telecomasia............................    20,100        4,590
                                                        ---------
                                                          115,786

Transportation -- 0.28%
--------------------------------------------------------------------
  South Africa -- 0.28%
   Super Group Ltd........................     3,400        2,409

Utilities -- 2.42%
--------------------------------------------------------------------
  Brazil -- 1.24%
   Centrais Eletricas Brasileiras.........     1,600       10,803
  Malaysia -- 0.64%
   Tenaga Nasional Berhad.................     2,000        5,631
  Russia -- 0.54%
   Unified Energy Systems (ADR)...........       300        4,719
                                                        ---------
                                                           21,153

                                  Number
                                of Shares
                               or Principal
                                  Amount      Value

Wireless Communications -- 7.31%
--------------------------------------------------------
  Brazil -- 0.64%
   Tele Centro Oeste Celular
    Participacoes (ADR).......      800     $   5,600
  Korea -- 2.92%
   SK Telecom Ltd. (ADR)......      800        17,296
   Telson Electronics.........    1,870         8,318
  Mexico -- 3.34%
   America Movil (ADR)........    1,500        29,220
  Russia -- 0.41%
   Mobile Telesystems (a).....      100         3,566
                                            ---------
                                               64,000

Total Foreign Stocks and Equity Linked Notes
(Identified cost $758,634).................   843,417
--------------------------------------------------------

Foreign Preferred Stock -- 0.51%
--------------------------------------------------------

Finance -- 0.51%
--------------------------------------------------------
Grupo Financiero BBVA Bancomer
 (Series O)...................    4,900         4,469
                                            ---------

Total Foreign Preferred Stock
(Identified cost $4,088)...................     4,469
--------------------------------------------------------

Total Investments
(Identified cost $762,722)................. $ 847,886

Other Assets Less Liabilities -- 3.18%.....    27,865
                                            ---------

Net Assets -- 100%......................... $ 875,751
--------------------------------------------------------

(a)Non-income producing security.
(l)Securities are issued by Credit Suisse First Boston and are designed to track investment in the local shares of the underlying company and subject the Fund to the credit risk of both the issuer and the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(m)Securities are issued by UBS Warburg and are designed to track investment in the local shares of the underlying company and subject the fund to the credit risk of both the issuer and the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                  EMERGING COUNTRIES PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

(n)Securities are issued by Merrill Lynch and are designed to track investment in the local shares of the underlying company and subject the fund to the credit risk of both the issuer and the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(ADR)American Depository Receipt.
(GDR)Global Depository Receipt.
(144A)The security may only be offered and sold to "qualified institutional buyers'' under Rule 144A of the Securities Act of 1933.

See notes to financial statements.
                                   [GRAPHIC]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        International Growth Portfolio
                             SUBADVISER'S COMMENTS

Vontobel USA, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Vontobel USA, Inc. ("Vontobel USA") became the subadviser on April 1, 1999. Vontobel USA manages approximately $1.6 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Portfolio is to seek capital appreciation.

Investment Strategies

The International Growth Portfolio invests primarily in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good, predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East ("EAFE") markets.

The Portfolio may also lend portfolio securities on a short-term and long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

Weary of bad news by year's end, investors apparently stopped reading the daily financial papers and began looking ahead to 2002; and liked what they saw. Figuring out which sectors of the market are likely to do best in an upturn is always a tricky proposition. Interest rates have fallen sharply, and with investors offered little incentive to leave their money in savings accounts and with bond yields relatively low, equities need only to show small improvements to attract investors. The market has a habit of presenting us with surprises, on both the upside and downside. Vontobel USA tries to avoid guessing games and maintain exposure to a broad spectrum of international stocks and countries.

The U.S. remains an important driver of global economies, and Vontobel USA feels the economic news is unlikely to improve quickly. But while the short-term outlook is uncertain, the Fed has taken aggressive action to underpin the U.S. economy, which in time, may lead to better business activity around the globe. Moreover, Vontobel USA believes that policy-makers abroad may mirror the actions set forth in the U.S. to the extent that the economic problems the U.S. face are comparable in their scope to ones U.S. has faced in the past.

Given the introduction of euro coins and banknotes Vontobel USA is reluctant to initiate any hedging activity in this currency. Vontobel USA remains hedged against the Yen, which fell to an eight month low during the fourth quarter 2001.

                         ENTERPRISE Accumulation Trust

                        International Growth Portfolio
                             SUBADVISER'S COMMENTS


                                [CHART]

                    Growth of a $10,000 Investment

---------------------------------------------------------------------
Average Annual Total Returns - Periods ending December 31, 2001
---------------------------------------------------------------------
Enterprise Accumulation Trust
International Growth Portfolio     1 Year   5-Year  11/30/94-12/31/01
---------------------------------------------------------------------
Annualized Return                 (27.80)%   0.53%        4.12%
---------------------------------------------------------------------
MSCI EAFE Index*                  (21.44)%   0.90%        3.09%
---------------------------------------------------------------------
Lipper International Fund Index*  (19.33)%   2.76%        5.11%
---------------------------------------------------------------------

            Enterprise Accumulation
              Trust International     MSCI EAFE   Lipper International
               Growth Portfolio         Index*         Fund Index*
            -----------------------   ----------  --------------------
11/30/1994        $10,000.00          $10,000.00       $10,000.00
12/31/1994        $10,040.57          $10,062.62        $9,866.58
12/31/1995        $11,510.35          $11,190.44       $10,855.44
12/31/1996        $12,966.77          $11,867.12       $12,421.70
12/31/1997        $13,648.32          $12,078.07       $13,321.98
12/31/1998        $15,671.77          $14,493.32       $15,008.68
12/31/1999        $22,273.40          $18,402.15       $20,687.08
12/31/2000        $18,440.84          $15,794.24       $17,642.26
12/31/2001        $13,314.59          $12,408.09       $14,232.10





             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The Morgan Stanley Capital International Europe, Australia, and
             Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,032 companies traded on 20 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper International fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

The importance of a strong U.S. economy is not lost on U.S. policy-makers. Vontobel USA believes that in the coming months the economy may receive an unprecedented dose of stimulation in the form of government spending and sharply lower interest rates. Moreover, policy-makers abroad may mirror the actions set forth in the U.S. to the extent that the economic problems the U.S. faces are comparable in their scope to ones the U.S. has faced in the past. Vontobel USA believes that stocks may begin to react to prospects for a sharp economic recovery in very short order, and that it is likely that the tug-of-war between political uncertainty and optimism about falling interest rates and near term government stimulus may be resolved in a few months. While higher short-term volatility seems inevitable, Vontobel USA does not think the long-term investment landscape has been altered dramatically or permanently.

As with all international funds, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                        INTERNATIONAL GROWTH PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Foreign Stocks -- 96.42%
------------------------------------------------------------------

Australia -- 0.89%
------------------------------------------------------------------
Telstra Corporation Ltd.............   199,500    $     555,501

Denmark -- 1.92%
------------------------------------------------------------------
H. Lundbeck (o).....................    23,700          610,108
Novo Nordisk........................    14,500          592,896
                                                  -------------
                                                      1,203,004

France -- 14.22%
------------------------------------------------------------------
Altran Technologies (o).............    17,500          790,565
AXA.................................    34,700          724,946
Compagnie Generale D'Industrielle et
 de Participations (o)..............    19,565          653,092
Dexia...............................    23,400          337,438
Eads Euro Aero......................    41,100          499,022
Hermes International................     5,170          796,159
Lagardere...........................    17,600          736,332
Pinault-Printemps-Redoute (o).......     5,300          682,193
Societe Generale....................    10,500          587,432
Societe Television Francaise........    33,700          851,645
Suez................................    20,200          611,355
TotalFinaElf........................     6,650          949,488
Vinci (o)...........................    12,020          704,569
                                                  -------------
                                                      8,924,236

Germany -- 5.03%
------------------------------------------------------------------
Allianz.............................     2,220          525,651
Altana..............................    18,300          912,226
Deutsche Bank.......................     8,300          586,627
Henkel Kgaa.........................     2,700          137,715
Muenchener Rueckvers................     3,650          990,797
                                                  -------------
                                                      3,153,016

Hong Kong -- 2.13%
------------------------------------------------------------------
Dah Sing Financial Group............    86,400          408,856
Hutchison Whampoa Ltd...............    96,000          929,499
                                                  -------------
                                                      1,338,355

Ireland -- 2.27%
------------------------------------------------------------------
Allied Irish Banks..................    75,700          875,997
CRH.................................    31,200          548,510
                                                  -------------
                                                      1,424,507

Italy -- 5.42%
------------------------------------------------------------------
ENI (o).............................    54,900          688,079
Parmalat Finanz (o).................   231,420          624,175
Pirelli (o).........................   326,200          572,023
Rolo Banca 1473.....................    59,310          907,543
Telecom Italia RNC..................   113,500          606,192
                                                  -------------
                                                      3,398,012

Japan -- 18.99%
------------------------------------------------------------------
Aiful Corp..........................     9,000          582,551
Banyu Pharm.........................    29,000          431,647
Benesse Corporation.................    12,300          319,212

                                   Number
                                 of Shares
                                or Principal
                                   Amount        Value

Canon Inc......................    14,000    $     481,948
Fast Retailing Company Ltd.....     5,700          507,305
Honda Motor Company Ltd........    15,900          634,738
Hoya Corporation...............    12,500          747,080
Keyence Corp...................     3,700          615,396
Meitec Corporation.............    24,300          593,543
Nintendo Company Ltd...........     4,500          788,299
Nippon TV Network..............     1,380          293,991
Nomura Securities Company Ltd..    62,000          795,054
NTT DoCoMo Inc.................        79          928,631
Rohm Company Ltd...............     5,400          701,122
Secom Company Ltd..............    13,000          652,927
Shin-Etsu Chemical Company Ltd.    14,300          514,106
Takeda Chemical Industries.....    27,500        1,244,752
Tokyo Broadcasting System Inc..    39,000          592,398
Yasuda Fire & Marine Insurance
 Company Ltd...................    85,000          486,604
                                             -------------
                                                11,911,304

Netherlands -- 8.36%
-------------------------------------------------------------
Aegon..........................    47,632        1,288,949
ASM Holdings (a)...............    20,200          350,990
Fortis.........................    33,300          862,582
Heineken.......................    11,375          431,243
Heineken Holding...............    15,125          430,833
IHC Caland.....................    17,100          799,132
Philips Electronics............    14,700          436,784
Unilever.......................    11,000          644,780
                                             -------------
                                                 5,245,293

Singapore -- 1.07%
-------------------------------------------------------------
Singapore Press Holdings Ltd...    37,000          436,826
Venture Manufacturing..........    32,900          236,973
                                             -------------
                                                   673,799

Spain -- 2.97%
-------------------------------------------------------------
Banco Popular Espanol..........    23,300          764,910
Banco Santander Central Hispano    27,600          231,186
Grupo Dragados.................    30,300          405,382
Indra Sistemas.................    54,800          464,388
                                             -------------
                                                 1,865,866

Sweden -- 3.00%
-------------------------------------------------------------
Assa Abloy (Class B) (o).......    31,617          456,727
Hennes & Mauritz (Class B).....    25,200          523,142
LM Ericsson Telephone Company
 (Class B).....................    66,300          361,533
Modern Time Group (Class B) (a)    24,600          543,633
                                             -------------
                                                 1,885,035

Switzerland -- 9.86%
-------------------------------------------------------------
Credit Suisse Group............    17,350          740,166
Geberit........................     1,850          414,121
Logitech International.........    13,290          486,483
Nestle.........................     3,750          799,892
Novartis.......................    30,900        1,117,137
Phonak.........................    14,000          320,559
Rieter Holdings................     2,425          511,418

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 INTERNATIONAL GROWTH PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value

Roche Holdings......................     3,900    $     319,595
Swiss Reinsurance...................    10,956        1,102,466
Swisscom............................     1,350          374,187
                                                  -------------
                                                      6,186,024

United Kingdom -- 20.29%
------------------------------------------------------------------
Abbey National......................    45,900          653,948
Amvescap............................    40,900          589,253
AstraZeneca.........................    14,400          648,557
BP Amoco............................   107,800          836,882
Capita Group........................   178,200        1,270,076
Compass Group.......................   101,800          762,183
Diageo..............................    57,300          653,926
Dixons Group........................   137,700          470,442
Lloyds TSB Group....................    86,300          935,953
Logica..............................    60,100          559,189
Rentokil Initial....................   181,200          727,062
Royal Bank of Scotland Group
 (AVS) (a)..........................    55,000           61,768
Royal Bank of Scotland Group
 (Ordinary).........................    52,900        1,285,868
Sage Group..........................   176,800          587,317
Scottish and Southern Energy........    42,400          376,011
Vodafone Group......................   486,116        1,270,320
WPP Group...........................    94,500        1,044,119
                                                  -------------
                                                     12,732,874

Total Foreign Stocks
(Identified cost $64,070,944)....................    60,496,826
------------------------------------------------------------------

Preferred Stocks -- 0.62%
------------------------------------------------------------------

Germany --  0.62%
------------------------------------------------------------------
Henkel Kgaa.........................     6,900          390,019
                                                  -------------

Total Preferred Stocks
(Identified cost $440,118).......................       390,019
------------------------------------------------------------------

Depository Receipts -- 1.39%
------------------------------------------------------------------

Ireland -- 1.03%
------------------------------------------------------------------
Elan Corporation (ADR) (a) (o)......    14,300          644,358

Spain -- 0.36%
------------------------------------------------------------------
Banco Santander Central Hispano
 (ADR)..............................    27,700          229,910
                                                  -------------

Total Depository Receipts
(Identified cost $803,096).......................       874,268
------------------------------------------------------------------

Warrants -- 0.30%
------------------------------------------------------------------

France -- 0.01%
------------------------------------------------------------------
Compagnie Generale D'Industrielle et
 da Participations (Cap Gemini
 Shares) (a) (e)....................    18,665            7,643

                               Number
                             of Shares
                            or Principal
                               Amount       Value

Switzerland -- 0.29%
----------------------------------------------------
Zuercher Kantonalbank Call
 Warrant (a) (i)...........    550,000   $   178,959
                                         -----------

Total Warrants
(Identified cost $188,587)..............     186,602
----------------------------------------------------

Repurchase Agreements -- 1.12%
----------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $703,057
 Collateral: GNMA
 $735,000, 6% due 11/15/31,
 Value $724,098............   $703,000       703,000
                                         -----------

Total Repurchase Agreements
(Identified cost $703,000)..............     703,000
----------------------------------------------------

Total Investments
(Identified cost $66,205,745)........... $62,650,715

Other Assets Less Liabilities -- 0.15%..      91,230
                                         -----------

Net Assets -- 100%...................... $62,741,945
----------------------------------------------------

(a)Non-income producing security.
(e)The warrants entitle the fund to purchase 1 share of Cap Gemini for every warrant held and 143 EUR until March 31, 2003.
(i)The warrants entitle the fund to purchase .03 shares of Swiss Reinsurance for every warrant held and 175 CHF until December 20, 2002.
(o)Security, or portion thereof, out on loan at December 31, 2001.
(ADR)American Depository Receipt.
(AVS)Additional Value Shares.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                 INTERNATIONAL GROWTH PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001


Industry classifications for the portfolio as a percentage of total market value at December 31, 2001 are as follows (unaudited):

                 Industry
                 --------
                 Aerospace & Defense                     0.80%
                 Auto Components                         0.91%
                 Automobiles                             1.01%
                 Banking                                13.73%
                 Beverages & Tobacco                     2.42%
                 Building Materials & Components         1.39%
                 Chemicals                               1.66%
                 Commercial Services & Supplies          4.74%
                 Communication Equipment                 0.57%
                 Computers & Peripherals                 0.78%
                 Construction & Engineering              1.77%
                 Construction Materials                  0.88%
                 Diversified Financials                  5.99%
                 Diversified Telecommunication Services  2.45%
                 Electric Utilities                      0.60%
                 Electronic Components, Instruments      1.36%
                 Food Products                           3.30%
                 Health Care Equipment & Supplies        1.70%
                 Hotels, Restaurants, & Leisure          1.22%
                 Household Durables                      0.70%

See notes to financial statements.
                                   [GRAPHIC]



                  Industry
                  --------
                  Industrial Conglomerates              1.04%
                  Insurance                             8.46%
                  IT Consulting & Services              3.85%
                  Leisure Equipment & Products          1.26%
                  Machinery                             2.09%
                  Media                                 7.17%
                  Multiline-Retail                      1.09%
                  Multi-Utilities                       0.98%
                  Office Electronics                    0.77%
                  Oil & Gas                             3.95%
                  Pharmaceuticals                      10.40%
                  Semiconductor Equipment & Products    1.67%
                  Software                              0.93%
                  Specialty Retail                      2.38%
                  Textiles & Apparels                   1.26%
                  Wireless Telecommunication Services   3.50%
                  Cash/Other                            1.22%
                                                      -------
                     Total                            100.00%
                                                      =======

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          Worldwide Growth Portfolio
                             SUBADVISER'S COMMENTS

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $29.4 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate's normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Worldwide Growth Portfolio invests primarily in equity securities of foreign and domestic companies, and normally it will invest at least 65 percent of its total assets in securities of companies that are located in at least three different countries, which may include countries with emerging securities markets. The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors change. The subadviser will allocate Portfolio assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Portfolio's investment objective.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Portfolio may also lend portfolio assets on a short-term and long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

The year 2001 has been a year of unforgettable turmoil for global equity markets. Already grappling with a synchronized slowdown in world economic and earnings growth, the markets were dealt a heavy blow by the devastating effects of the September 11 terrorist attacks on U.S. soil. And while stock prices staged a recovery in the weeks and months that followed, uncertainties on the prospects for equities remain.

During 2001, gains were broadly based and the year-end rally helped offset prior months' losses. Similar to the U.S. market, international equities followed a jagged path in 2001 amid a confluence of economic and geopolitical concerns. In Europe, reports of subdued inflation in the region's biggest economies, Germany and France, were offset by concerns that the European Central Bank may be behind the curve in cutting short-term interest rates to help boost economic growth. And in Japan, concerns that the government may be slow in implementing much-needed reforms to revive the economy continued to send equities lower.

Following a challenging year for the U.S. economy in general, corporate earnings steadily lost ground in all four quarters of 2001 as companies -- most notably in the technology and transportation sectors -- struggled with decreased demand. However, healthcare continues to be a pretty steady place to be. It's been a leading sector in this environment with continuing positive new flows. Following the tragedy and challenges that characterized 2001, Nicholas-Applegate remains optimistic that the best is yet to come for global equity markets.

                         ENTERPRISE Accumulation Trust

                          Worldwide Growth Portfolio
                             SUBADVISER'S COMMENTS


                         Growth of a $10,000 Investment

                                    [CHART]

Cumulative Total Returns - Periods ending December 31, 2001
Enterprise Accumulation Trust
Worldwide Growth Portfolio               05/01/01-12/31/01
-----------------------------           -------------------
Cumulative Return                           (10.80)%
MSCI World Index*                           (11.11)%
Lipper Global Fund Index*                   (10.07)%


                Enterprise
            Accumulation Trust
             Worldwide Growth   MSCI  World   Lipper Global
                 Portfolio         Index*      Fund Index*
            ------------------  -----------   -------------
5/1/2001        $10,000.00      $10,000.00     $10,000.00
12/31/2001        8,920.00        8,888.55       8,992.63


             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The Morgan Stanley Capital International World Index (MSCI World)
             is an unmanaged index composed more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Global Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. Portfolios remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Portfolio toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

The Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                          WORLDWIDE GROWTH PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                           Number
                                         of Shares
                                        or Principal
                                           Amount      Value

Domestic Common Stocks -- 50.60%
-------------------------------------------------------------------

Biotechnology -- 1.41%
------------------------------------------------------------------
Genentech Inc. (a).....................      200     $   10,850

Broadcasting -- 1.32%
------------------------------------------------------------------
Clear Channel Communications Inc. (a)..      200         10,182

Communications -- 1.72%
------------------------------------------------------------------
Brocade Communications Systems Inc. (a)      400         13,248

Computer Hardware -- 5.57%
------------------------------------------------------------------
Cdw Computer Centers Inc. (a)..........      100          5,371
Cisco Systems Inc. (a).................      800         14,488
Dell Computer Corporation (a)..........      400         10,872
International Business Machines
 Corporation...........................      100         12,096
                                                     ----------
                                                         42,827

Computer Services -- 3.32%
------------------------------------------------------------------
Sun Microsystems Inc. (a)..............    1,000         12,300
Symantec Corporation (a)...............      200         13,266
                                                     ----------
                                                         25,566

Computer Software -- 4.23%
------------------------------------------------------------------
Business Objects (a)...................      200          6,760
McDATA Corporation (a).................      500         12,555
Microsoft Corporation (a)..............      200         13,254
                                                     ----------
                                                         32,569

Consumer Durables -- 0.60%
------------------------------------------------------------------
Stanley Works..........................      100          4,657

Entertainment & Leisure -- 1.13%
------------------------------------------------------------------
MGM Mirage Inc.........................      300          8,661

Health Care -- 1.53%
------------------------------------------------------------------
Tenet Healthcare Corporation (a).......      200         11,744

Medical Instruments -- 1.19%
------------------------------------------------------------------
Zimmer Holdings Inc. (a)...............      300          9,162

Medical Services -- 1.84%
------------------------------------------------------------------
UnitedHealth Group Inc.................      200         14,154

Misc. Financial Services -- 3.93%
------------------------------------------------------------------
American Express Company...............      200          7,138
Citigroup Inc..........................      300         15,144
Fannie Mae.............................      100          7,950
                                                     ----------
                                                         30,232

Multi-Line Insurance -- 1.03%
------------------------------------------------------------------
American International Group Inc.......      100          7,940

Oil Services -- 3.22%
------------------------------------------------------------------
BJ Services Company (a)................      100          3,245
GlobalSantaFe Corporation..............      200          5,704

                                        Number
                                      of Shares
                                     or Principal
                                        Amount      Value

Nabors Industries Inc. (a)..........      300     $   10,299
Schlumberger Ltd....................      100          5,495
                                                  ----------
                                                      24,743

Pharmaceuticals -- 6.87%
---------------------------------------------------------------
Abbott Laboratories.................      200         11,150
AmerisourceBergen Corporation (a)...      100          6,355
Forest Laboratories Inc. (a)........      100          8,195
IDEC Pharmaceuticals Corporation (a)      100          6,893
Johnson & Johnson...................      200         11,820
King Pharmaceuticals Inc. (a).......      200          8,426
                                                  ----------
                                                      52,839

Real Estate -- 1.78%
---------------------------------------------------------------
Cendant Corporation (a).............      700         13,727

Retail -- 6.23%
---------------------------------------------------------------
eBay Inc. (a).......................      200         13,380
Foot Locker Inc.....................      400          6,260
Home Depot Inc......................      200         10,202
Michaels Stores Inc. (a)............      200          6,590
Wal-Mart Stores Inc.................      200         11,510
                                                  ----------
                                                      47,942

Semiconductors -- 3.68%
---------------------------------------------------------------
Chartered Semiconductors............    1,000          2,654
Intel Corporation...................      500         15,725
KLA-Tencor Corporation (a)..........      200          9,912
                                                  ----------
                                                      28,291

Total Domestic Common Stocks
(Identified cost $370,377).......................    389,334
---------------------------------------------------------------

Foreign Stocks -- 35.47%
---------------------------------------------------------------

Advertising -- 0.86%
---------------------------------------------------------------
  United Kingdom -- 0.86%
   WPP Group........................      600          6,629

Aerospace -- 1.48%
---------------------------------------------------------------
  Canada -- 0.97%
   WestJet Airlines Limited (a).....      500          7,464
  Germany -- 0.51%
   Deutsche Lufthansa...............      300          3,960
                                                  ----------
                                                      11,424

Automotive -- 1.04%
---------------------------------------------------------------
  Japan -- 1.04%
   Honda Motor Company Ltd..........      200          7,984

Banking -- 5.20%
---------------------------------------------------------------
  France -- 1.16%
   Banque Nationale de Paris........      100          8,946
  Ireland -- 0.48%
   Bank Of Ireland..................      400          3,710
  Korea -- 1.00%
   Kookmin Bank (a).................      201          7,650
  Spain -- 0.85%
   Banco Popular Espanol............      200          6,566

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   WORLDWIDE GROWTH PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount      Value
  United Kingdom -- 1.71%
   Barclays.........................      200     $    6,615
   Lloyds TSB Group.................      600          6,507
                                                  ----------
                                                      39,994

Broadcasting -- 1.04%
---------------------------------------------------------------
  Australia -- 1.04%
   News Corporation.................    1,000          7,996

Building & Construction -- 0.83%
---------------------------------------------------------------
  Spain -- 0.47%
   Acciona..........................      100          3,650
  United Kingdom -- 0.36%
   Hanson...........................      400          2,756
                                                  ----------
                                                       6,406

Business Services -- 0.42%
---------------------------------------------------------------
  United Kingdom -- 0.42%
   Rentokil Initial.................      800          3,210

Cable -- 0.71%
---------------------------------------------------------------
  United Kingdom -- 0.71%
   British Sky Broadcasting (a).....      500          5,495

Chemicals -- 0.94%
---------------------------------------------------------------
  Japan -- 0.47%
   Shin-Etsu Chemical Company Ltd...      100          3,595
  Netherlands -- 0.47%
   DSM..............................      100          3,651
                                                  ----------
                                                       7,246

Drugs & Medical Products -- 0.73%
---------------------------------------------------------------
  Canada -- 0.73%
   Biovail Corporation (a)..........      100          5,625

Electronics -- 1.97%
---------------------------------------------------------------
  Italy -- 0.80%
   TIM..............................    1,100          6,139
  Japan -- 1.17%
   Sony Corporation (ADR)...........      200          9,020
                                                  ----------
                                                      15,159

Food, Beverages & Tobacco -- 1.23%
---------------------------------------------------------------
  Belgium -- 0.36%
   Interbrew (a)....................      100          2,737
  United Kingdom -- 0.87%
   Diageo...........................      300          3,424
   Unilever.........................      400          3,280
                                                  ----------
                                                       9,441

Hotels & Restaurants -- 0.93%
---------------------------------------------------------------
  Canada -- 0.93%
   Fairmont Hotels Resorts Inc......      300          7,170

Insurance -- 2.52%
---------------------------------------------------------------
  Canada -- 1.01%
   Manulife Financial Corporation...      300          7,818

                                              Number
                                            of Shares
                                           or Principal
                                              Amount      Value
  Italy -- 0.46%
   RAS (Riunione Adriaticadi di Sicurta)..      300     $    3,533
  Switzerland -- 1.05%
   Swiss Reinsurance......................       80          8,050
                                                        ----------
                                                            19,401

Manufacturing -- 4.44%
---------------------------------------------------------------------
  Bermuda -- 2.30%
   Tyco International Ltd.................      300         17,670
  Canada -- 0.81%
   Bombardier Inc.........................      600          6,217
  Germany -- 0.86%
   Siemens................................      100          6,618
  United Kingdom -- 0.47%
   Invensys...............................    2,100          3,641
                                                        ----------
                                                            34,146

Metals & Mining -- 1.44%
---------------------------------------------------------------------
  France -- 0.98%
   Usinor.................................      600          7,504
  United Kingdom -- 0.46%
   Billiton...............................      700          3,552
                                                        ----------
                                                            11,056

Oil Services -- 1.98%
---------------------------------------------------------------------
  Canada -- 0.43%
   Suncor Energy Inc......................      100          3,291
  France -- 0.93%
   TotalFinaElf...........................       50          7,139
  Italy -- 0.32%
   ENI....................................      200          2,507
  United Kingdom -- 0.30%
   BP Amoco...............................      300          2,329
                                                        ----------
                                                            15,266

Other -- 0.23%
---------------------------------------------------------------------
  United Kingdom -- 0.23%
   Manitoba Group.........................      100          1,733

Paper Products -- 0.33%
---------------------------------------------------------------------
  Finland -- 0.33%
   Stora Enso.............................      200          2,560

Retail -- 1.22%
---------------------------------------------------------------------
  France -- 0.67%
   Castorama Dubois.......................      100          5,149
  United Kingdom -- 0.55%
   Marks & Spencer........................      800          4,199
                                                        ----------
                                                             9,348

Semiconductors -- 1.19%
---------------------------------------------------------------------
  Netherlands -- 0.44%
   ASM Lithography Holding (NY
    Registered) (a).......................      200          3,410
  United Kingdom -- 0.75%
   Arm Holdings (a).......................    1,100          5,741
                                                        ----------
                                                             9,151

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   WORLDWIDE GROWTH PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount      Value

Technology -- 0.70%
-----------------------------------------------------------------
  Bermuda -- 0.70%
   Accenture Ltd. (a).................      200     $    5,384

Telecommunications -- 2.23%
-----------------------------------------------------------------
  France -- 0.59%
   Orange (a).........................      500          4,531
  Korea -- 0.79%
   Korea Telecom (ADR)................      300          6,099
  United Kingdom -- 0.85%
   Vodafone Group.....................    2,500          6,533
                                                    ----------
                                                        17,163

Utilities -- 0.67%
-----------------------------------------------------------------
  Germany -- 0.67%
   E.On...............................      100          5,179

Wireless Communications -- 1.14%
-----------------------------------------------------------------
  Finland -- 0.64%
   Nokia Corporation (Class A) (ADR)..      200          4,906
  Mexico -- 0.50%
   America Movil (ADR)................      200          3,896
                                                    ----------
                                                         8,802
                                                    ----------

Total Foreign Stocks
(Identified cost $258,236).........................    272,968
-----------------------------------------------------------------

                                  Number
                                of Shares
                               or Principal
                                  Amount      Value

Repurchase Agreement -- 20.40%
-----------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $157,013
 Collateral: GNMA
 $165,000, 6.00% due 11/15/31,
 Value $166,205...............   $157,000   $ 157,000
                                            ---------

Total Repurchase Agreement
(Identified cost $157,000).................   157,000
-----------------------------------------------------

Total Investments
(Identified cost $785,613)................. $ 819,302
-----------------------------------------------------

Other Assets Less Liabilities -- (6.47)%     (49,810)
                                            ---------

Net Assets -- 100%......................... $ 769,492
-----------------------------------------------------

(a)Non-income producing security.
(ADR)American Depository Receipt.

See notes to financial statements.
                                   [GRAPHIC]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                              Balanced Portfolio
                             SUBADVISER'S COMMENTS

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. ("Montag & Caldwell"), which has approximately $24.1 billion in assets under management, became subadviser to the Portfolio on July 15, 1999. Montag & Caldwell's normal investment minimum for a separate account is $40 million.

Investment Objective

The Enterprise Balanced Portfolio seeks long-term total return.

Investment Strategies

Generally, between 55 percent and 75 percent of the Balanced Portfolio's total assets will be invested in equity securities, and at least 25 percent of the Balanced Portfolio's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the subadviser's assessment of the return potential of each asset class. For equity investments, the subadviser uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the subadviser will seek to maintain the Portfolio's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed-income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

The Portfolio may also lend portfolio securities on a short-term and long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

During the course of the year, the market reacted to major negative events, including the economy's falling into recession, the collapse of capital spending, the unwinding of the technology stock bubble, and the attacks on America. In a year in which technology stocks were down 25 percent and large cap growth stocks were down 20 percent, Montag & Caldwell feels they had some success in limiting the damage in the Portfolio during this difficult period. Helping to limit the Portfolio's decline was its lower than market weighting in the technology sector and positive returns achieved by the stocks of The Home Depot Inc., Costco Wholesale Corporation, Johnson & Johnson, Electronic Data Systems Corporation and Electronic Arts Inc. The Portfolio's bonds showed a good increase in value, which cushioned the total Portfolio's decline.

Longer maturity bonds have already reflected that investors believe the U.S. economy is beginning to recover, with yields on intermediate and long-maturity bonds rising dramatically in November and December. During the quarter, Montag & Caldwell took advantage of higher yields available following the rise in interest rates in November to increase the duration of the Portfolio to be more even with the indices. Montag & Caldwell & Caldwell also increased the Portfolio's weighting in intermediate corporate bonds because they are optimistic that signs of an economic rebound will become evident.

                         ENTERPRISE Accumulation Trust

                              Balanced Portfolio
                             SUBADVISER'S COMMENTS


                         Growth of a $10,000 Investment

                                    [CHART]


Average Annual Total Returns - Periods ending December 31, 2001 Enterprise Accumulation
Trust Balanced Portfolio         One Year       07/31/99-12/31/01
----------------------------     --------       -----------------
Annualized Return                 (3.86)%            1.23%
S&P 500 Index*                   (11.88)%           (4.68)%
Lipper Balanced Fund Index*       (3.24)%            1.49%


            Enterprise Accumulation     S&P 500   Lipper Balanced
            Trust Balanced Portfolio     Index*     Fund Index*
            ------------------------  ----------  ---------------
7/31/1999          $10,000.00         $10,000.00    $10,000.00
12/31/1999          10,766.05          11,117.22     10,459.84
12/31/2000          10,713.03          10,104.96     10,709.69
12/31/2001          10,299.11           8,904.22     10,363.10









             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.The Lipper Balanced Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Because Montag & Caldwell expects a recovery in the economy and corporate profits, accompanied by modest inflation, it believes the S&P 500 will achieve a positive return in 2002. Montag & Caldwell does not anticipate a sharp rebound in share prices. The increase in corporate profits is likely to be a measured one, particularly for many technology companies whose shares still seemed fully priced. Technology shares represent nearly 20 percent of the S&P 500, but may account for only 9-10 percent of its profits in 2002. If there are disappointments in the earnings rebound for technology companies, which Montag & Caldwell believes is likely for many of these companies, technology's large representation in the S&P 500 could hold back the Index's gain for the year.

In the Portfolio, Montag & Caldwell favors the shares of high quality growth companies that can achieve solid earnings growth, regardless of the slope of the economic recovery in 2002. These include issues in the consumer, financial and healthcare sectors of the market. Montag & Caldwell also favors high quality cyclical growth companies that should benefit from the recovery in economic activity. Montag & Caldwell is particularly emphasizing issues in the consumer discretionary, industrial, transportation and energy sectors of the economy. While cautious on the group overall, the Portfolio does favor certain selected technology shares that Montag & Caldwell believes will do well, despite what it believes will be a difficult technology environment.

While the Federal Reserve may reduce the Fed Funds rate one more time in January, Montag & Caldwell does not anticipate further reductions, as it expects increasing evidence that the U.S. economy is beginning to recover. Indeed, longer maturity bonds have already reflected this expectation, with yields on intermediate and long-maturity bonds rising dramatically in November and December. During the quarter, Montag & Caldwell took advantage of higher yields available following the rise in interest rates in November to increase the duration of the Portfolio's bonds to be even with the indices. Montag & Caldwell also increased the Portfolio's weighting in intermediate corporate bonds because Montag & Caldwell is optimistic that signs of an economic rebound will become evident.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                              BALANCED PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value

        Domestic Common Stocks -- 55.20%
        ------------------------------------------------------------------

        Banking -- 1.81%
        ------------------------------------------------------------------
        Bank of New York Company Inc.........     9,731    $    397,025

        Biotechnology -- 3.16%
        ------------------------------------------------------------------
        Amgen Inc. (a).......................     6,552         369,795
        Genentech Inc. (a)...................     5,967         323,710
                                                           ------------
                                                                693,505

        Building & Construction -- 1.61%
        ------------------------------------------------------------------
        Masco Corporation....................    14,364         351,918

        Business Services -- 0.56%
        ------------------------------------------------------------------
        Paychex Inc..........................     3,510         122,990

        Computer Services -- 2.81%
        ------------------------------------------------------------------
        Electronic Data Systems Corporation..     9,000         616,950

        Computer Software -- 1.12%
        ------------------------------------------------------------------
        Electronic Arts Inc. (a).............     4,106         246,155

        Consumer Products -- 6.25%
        ------------------------------------------------------------------
        Colgate-Palmolive Company............     8,073         466,216
        Gillette Company.....................    12,630         421,842
        Procter & Gamble Company.............     6,084         481,427
                                                           ------------
                                                              1,369,485

        Electrical Equipment -- 1.14%
        ------------------------------------------------------------------
        General Electric Company.............     6,240         250,099

        Entertainment & Leisure  -- 1.99%
        ------------------------------------------------------------------
        Walt Disney Company..................    21,060         436,363

        Food, Beverages & Tobacco -- 4.90%
        ------------------------------------------------------------------
        Coca-Cola Company....................    12,500         589,375
        PepsiCo Inc..........................     9,945         484,222
                                                           ------------
                                                              1,073,597

        Hotels & Restaurants -- 1.15%
        ------------------------------------------------------------------
        Marriott International Inc. (Class A)     6,189         251,583

        Insurance -- 3.00%
        ------------------------------------------------------------------
        Marsh & McLennan Companies Inc.......     6,114         656,949

        Machinery -- 1.20%
        ------------------------------------------------------------------
        Caterpillar Inc......................     5,031         262,870

        Manufacturing -- 0.76%
        ------------------------------------------------------------------
        Minnesota Mining & Manufacturing
         Company.............................     1,400         165,494

        Media -- 0.49%
        ------------------------------------------------------------------
        AOL Time Warner Inc. (a).............     3,354         107,663

        Medical Instruments -- 2.91%
        ------------------------------------------------------------------
        Medtronic Inc........................    12,460         638,077

                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value

          Misc. Financial Services -- 2.62%
          --------------------------------------------------------------
          Citigroup Inc....................     11,391   $    575,018

          Multi-Line Insurance -- 2.44%
          --------------------------------------------------------------
          American International Group Inc.      6,727        534,124

          Oil Services -- 2.05%
          --------------------------------------------------------------
          Schlumberger Ltd.................      6,074        333,766
          Transocean Sedco Forex Inc.......      3,400        114,988
                                                         ------------
                                                              448,754

          Pharmaceuticals -- 8.30%
          --------------------------------------------------------------
          Bristol-Myers Squibb Company.....      6,902        352,002
          Johnson & Johnson................     10,400        614,640
          Pfizer Inc.......................     15,210        606,118
          Pharmacia Corporation............      5,800        247,370
                                                         ------------
                                                            1,820,130

          Retail -- 3.01%
          --------------------------------------------------------------
          Costco Wholesale Corporation (a).      9,828        436,166
          Home Depot Inc...................      4,390        223,934
                                                         ------------
                                                              660,100

          Transportation -- 0.70%
          --------------------------------------------------------------
          United Parcel Service Inc........      2,800        152,600

          Wireless Communications -- 1.22%
          --------------------------------------------------------------
          QUALCOMM Inc. (a)................      5,300        267,650
                                                         ------------

          Total Domestic Common Stocks
          (Identified cost $11,196,499).................   12,099,099
          --------------------------------------------------------------

          Foreign Stock -- 2.34%
          --------------------------------------------------------------

          Wireless Communication -- 2.34%
          --------------------------------------------------------------
          Nokia Corporation (Class A) (ADR)     20,850        511,451
                                                         ------------

          Total Foreign Stocks
          (Identified cost $528,622)....................      511,451
          --------------------------------------------------------------

          Corporate Bonds and Notes -- 16.52%
          --------------------------------------------------------------

          Banking -- 2.96%
          --------------------------------------------------------------
          Discover Card
           5.85% due 01/17/06..............   $200,000        207,321
          Nationsbank Corporation
           7.00% due 05/15/03..............    150,000        157,117
          Wells Fargo & Company
           5.90% due 05/21/06..............    275,000        283,857
                                                         ------------
                                                              648,295

          Computer Hardware -- 1.20%
          --------------------------------------------------------------
          Hewlett Packard Company
           7.15% due 06/15/05..............    250,000        263,381

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                       BALANCED PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount       Value

         Energy -- 1.30%
         -----------------------------------------------------------------
         Peco Energy Transport Trust
          6.05% due 03/01/09.................   $275,000   $    284,895

         Finance -- 5.50%
         -----------------------------------------------------------------
         American Express Company
          6.75% due 06/23/04.................    225,000        238,657
         Goldman Sachs Group Inc.
          7.50% due 01/28/05.................    250,000        267,542
         Merrill Lynch & Company Inc.
          6.00% due 02/17/09.................    325,000        323,640
         National Rural Utilities Cooperative
          Finance
          5.75% due 11/01/08.................    225,000        220,241
         Sears Roebuck Acceptance
          Corporation
          6.70% due 11/15/06.................    150,000        154,514
                                                           ------------
                                                              1,204,594

         Manufacturing -- 0.98%
         -----------------------------------------------------------------
         Honeywell International Inc.
          7.50% due 03/01/10.................    200,000        215,713

         Pharmaceuticals -- 1.48%
         -----------------------------------------------------------------
         Merck & Company Inc.
          4.125% due 01/18/05................    325,000        324,016

         Retail -- 1.48%
         -----------------------------------------------------------------
         Wal-Mart Stores Inc.
          6.875% due 08/10/09................    300,000        324,204

         Telecommunications -- 1.62%
         -----------------------------------------------------------------
         BellSouth Capital Funding
          Corporation
          7.75% due 02/15/10.................    325,000        355,641

         Total Corporate Bonds and Notes
         (Identified cost $3,505,023).....................    3,620,739
         -----------------------------------------------------------------

         U.S. Government Obligations -- 16.16%
         -----------------------------------------------------------------

         Fannie Mae -- 4.91%
         -----------------------------------------------------------------
         5.75% due 04/15/03..................    400,000        416,112
         7.00% due 07/15/05..................    350,000        380,824
         6.00% due 05/15/11..................    275,000        279,431
                                                           ------------
                                                              1,076,367

         Freddie Mac -- 3.60%
         -----------------------------------------------------------------
         5.125% due 10/15/08.................    125,000        123,299
         6.625% due 09/15/09.................    400,000        425,838
         6.75% due 03/15/31..................    225,000        239,217
                                                           ------------
                                                                788,354

         U. S. Treasury Bonds -- 5.26%
         -----------------------------------------------------------------
         7.25% due 05/15/16..................    300,000        346,840
         8.125% due 08/15/19.................    250,000        315,645
         8.00% due 11/15/21..................    275,000        347,993
         6.875% due 08/15/25.................    125,000        142,617
                                                           ------------
                                                              1,153,095

                                               Number
                                             of Shares
                                            or Principal
                                               Amount       Value

           U. S. Treasury Notes -- 2.39%
           -------------------------------------------------------------
           7.875% due 11/15/04.............  $  200,000  $    222,383
           6.25% due 02/15/07..............      75,000        81,035
           6.50% due 02/15/10..............     200,000       219,719
                                                         ------------
                                                              523,137
                                                         ------------

           Total U. S. Government Obligations
           (Identified cost $3,456,797).................    3,540,953
           -------------------------------------------------------------

           Repurchase Agreement -- 8.99%
           -------------------------------------------------------------
           State Street Bank & Trust
            Repurchase Agreement,
            1.45% due 01/02/02
            Maturity Value $1,971,159
            Collateral: GNMA
            $2,055,000, 6.00% due 11/15/31,
            Value $2,024,518...............   1,971,000     1,971,000
                                                         ------------

           Total Repurchase Agreement
           (Identified cost $1,971,000).................    1,971,000
           -------------------------------------------------------------

           Total Investments
           (Identified cost $20,657,941)................ $ 21,743,242
           -------------------------------------------------------------

           Other Assets Less Liabilities -- 0.79%.......      173,849
                                                         ------------

           Net Assets -- 100%........................... $ 21,917,091
           -------------------------------------------------------------

(a)Non-income producing security.
(ADR)American Depository Receipt.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               Managed Portfolio
                             SUBADVISERS' COMMENTS

Sanford C. Bernstein & Co., LLC
New York, New York

Wellington Management Company, LLP
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Sanford C. Bernstein & Co., LLC ("Bernstein"), which has approximately $10 billion in assets under management, became co-subadviser of the Portfolio on November 1, 1999. Bernstein's normal investment minimum is $5 million.

Wellington Management Company, LLP ("Wellington"), which manages approximately $311 billion for institutional clients and whose usual investment minimum is $20 million, became co-subadviser to the Enterprise Managed Portfolio on January 1, 2001.

Investment Objective

The objective of the Enterprise Managed Portfolio is to seek growth of capital over time.

Investment Strategies

The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any specific types of investments. However, the Portfolio invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Portfolio may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review -- Bernstein

Security selection drove most of the out-performance for the year, adding 3.64 percent to relative returns. The largest contributor was stock selection in the utilities sector, where the Portfolio's holdings -- helped by a continued emphasis on low-cost electricity producers -- outperformed the market sector by 32 percent over the year. Stock selection within the financial sector was another large contributor, helped by over-weights in companies such as Bank of America Corporation.

Unsurprisingly, the five largest contributors to performance included three utility companies. First, a substantial under-weight in Enron Corporation helped relative returns, while over-weights in FirstEnergy Corporation and American Electric Power Company, Inc. also helped relative returns. Bank of America Corporation was another top contributor, as was an over-weight position in diversified healthcare company Baxter International Inc.

The five holdings that detracted most from performance were in a variety of sectors. Two were over-weights in technology companies, EMC Corporation and Cisco Systems Inc., hurt by investor worries about future earnings growth. Boeing Company fell on expectations that air travel -- and thus demand for jets -- would be weak for a prolonged period following the September 11 attacks. Louisiana Pacific Corporation fell on expectations that a slowing

                         ENTERPRISE Accumulation Trust

                               Managed Portfolio
                             SUBADVISERS' COMMENTS

economy would lower demand for lumber. Finally, National Service Industries Inc. fell after the spin-off of its lighting and chemicals division led to its elimination from the S&P 500 as no longer representative of its industry, triggering a sell-off by index-driven investors.

Bernstein gradually shifted the Portfolio's sector weights closer to the benchmark throughout most of the year as the value opportunity Bernstein saw at the beginning of the year was reduced as value stocks outperformed. Over the year, differences in sector weights contributed 1.29 percent to relative returns. An under-weighting in technology stocks, which was more pronounced earlier in the year and gradually narrowed, contributed most to returns. An over-weighting in energy stocks throughout part of the year was another positive. These were slightly offset by an under-weighting in the basic materials sector, which posted a small gain for the year.

2001 Performance Review -- Wellington

For the year 2001, Wellington's portion of the Portfolio benefited from strong stock selection in the industrial, consumer discretionary, and health care sectors. Detracting from performance for the year were the Portfolio's holdings in telecommunications and information technology. Weak stock selection in telecommunications and information technology more than offset positive stock selection in the other broad industry sectors. Specifically, the gas pipeline and energy trading company, Calpine Corporation was a great trade early in the year and Wellington's avoidance of the energy traders such as Enron Corporation and Dynegy Inc. contributed to strong relative performance in utilities for the year. In retail, Bed, Bath, & Beyond Inc. has been a huge winner for the Portfolio for the year as the company continues to execute. In pharmaceuticals, the Portfolio's holdings in Abbott Laboratories and Tenet Healthcare Corporation augmented returns this year. The Portfolio's holdings in Exodus Communications Inc. and Qwest Communications International Inc. were big disappointments this year and detracted from performance.

                         Growth of a $10,000 Investment

                                    [CHART]

Average Annual Total Returns - Periods ending December 31, 2001
Enterprise Accumulation Trust
Managed Portfolio                                One Year  5-Year  10-Year
------------------------------                   --------  ------  -------
Annualized Return                                (11.15)%   5.76%   12.42%
S&P 500 Index*                                   (11.88)%  10.70%   12.93%
Lipper Flexible Portfolio Fund Index*             (7.21)%   6.88%    8.59%


       Enterprise Accumulation
            Trust Managed                            Lipper Flex Portfolio
              Portfolio           S&P 500 Index*          Fund Index*
       -----------------------    --------------     ---------------------
12/91        $10,000.00           $10,000.00             $10,000.00
12/92         11,864.52            10,761.74              10,566.55
12/93         13,097.22            11,846.46              11,911.56
12/94         13,433.13            12,002.95              11,593.07
12/95         19,732.57            16,514.06              14,328.41
12/96         24,364.03            20,304.89              16,348.99
12/97         30,333.25            27,079.27              19,331.78
12/98         32,743.37            34,815.10              22,524.65
12/99         35,760.88            42,137.69              24,737.55
12/00         36,282.60            38,300.90              24,578.31
12/01         32,238.41            33,749.73              22,805.75

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                         ENTERPRISE Accumulation Trust

                               Managed Portfolio
                             SUBADVISERS' COMMENTS


Future Investment Strategy -- Bernstein

Consumer, business and federal government spending are all likely to increase in 2002. Bernstein estimates that the combination of lower energy prices, tax relief and debt refinancing provides about $250 billion to consumers, an amount equivalent to more than 3 percent of disposable personal income. The huge inventory liquidation appears to be finished, signaling a likely production upturn, and capital spending is unlikely to decline further, all positive signs for a recovery. Finally, federal spending is set to rise about 8 percent next year.

Bernstein continues to find slightly more attractive misvaluations in stocks with lower price-to-book and P/E ratios than the S&P 500. In the current environment, the focus is on using in-depth research to find opportunities in a variety of industries. Going forward, Bernstein believes that research-driven stock selection will become even more important than it has been in the recent past.

Future Investment Strategy -- Wellington

While economic weakness may linger for a few months, Wellington believes the bottom of this recession seems very near. The combination of monetary and fiscal stimulus, falling energy bills, and more stable financial markets gives Wellington confidence that a recovery will emerge by spring 2002. Wellington forecasts annual average real GDP growth of just 0.7 percent for 2002, and believes the economy should be growing near 3 percent by year-end. In this environment, inflation may head lower. While the Fed may soon be through cutting interest rates, Wellington believes that it may be some time before the Fed contemplates a tightening policy.

Though Wellington believes it still needs to acknowledge the geopolitical risks that confront the world post September 11th, Wellington is optimistic that the U.S. economy and financial markets can weather the uncertainties. Wellington's conviction in an improving U.S. economy has risen since last quarter and Wellington is now more confident that this recession may turn out to be one of the mildest on record. In this current market, it is important to note that a key characteristic of the Portfolio is intended to be its lack of surprises, and this approach is expected to add value consistently in all market environments with a focus primarily on stock selection. Wellington will continue to slowly accumulate positions in attractively positioned companies that it believes should benefit most from an improving economy.

The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers' views are subject to change at any time based on market and other conditions.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                               MANAGED PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount         Value

Domestic Common Stocks -- 94.32%
-------------------------------------------------------------------

Advertising -- 0.11%
------------------------------------------------------------------
Omnicom Group Inc................     13,500   $      1,206,225

Aerospace -- 2.31%
------------------------------------------------------------------
BF Goodrich Corporation..........    116,000          3,087,920
Boeing Company...................     81,200          3,148,936
Honeywell International Inc......     30,200          1,021,364
Lockheed Martin Corporation......    350,500         16,357,835
Raytheon Company.................     38,000          1,233,860
                                               ----------------
                                                     24,849,915

Automotive -- 0.57%
------------------------------------------------------------------
Genuine Parts Company............      9,900            363,330
Goodyear Tire & Rubber
 Company.........................    145,900          3,473,879
TRW Inc. (o).....................     63,000          2,333,520
                                               ----------------
                                                      6,170,729

Banking -- 3.65%
------------------------------------------------------------------
AmSouth Bancorporation...........     60,000          1,134,000
Bank of America Corporation......    161,500         10,166,425
Bank One Corporation.............     73,700          2,877,985
FleetBoston Financial Corporation     70,600          2,576,900
J. P. Morgan Chase & Company.....    119,040          4,327,104
National City Corporation........     37,300          1,090,652
U.S. Bancorp.....................     35,000            732,550
UnionBanCal Corporation..........    274,100         10,415,800
Wachovia Corporation.............    143,000          4,484,480
Wells Fargo & Company............     33,000          1,433,850
                                               ----------------
                                                     39,239,746

Biotechnology -- 0.20%
------------------------------------------------------------------
Amgen Inc. (a)...................     37,700          2,127,788

Broadcasting -- 2.10%
------------------------------------------------------------------
AT&T Corporation -- Liberty
 Media Group Class A
 (Tracking stock) (a)............  1,490,700         20,869,800
Viacom Inc. (Class B) (a)........     37,500          1,655,625
                                               ----------------
                                                     22,525,425

Business Services -- 0.28%
------------------------------------------------------------------
Automatic Data Processing Inc....      9,200            541,880
Paychex Inc......................     71,900          2,519,376
                                               ----------------
                                                      3,061,256

Chemicals -- 1.62%
------------------------------------------------------------------
Dow Chemical Company.............    101,242          3,419,955
Du Pont (E. I.) de Nemours &
 Company.........................    328,500         13,964,535
                                               ----------------
                                                     17,384,490

Computer Hardware -- 3.52%
------------------------------------------------------------------
Cisco Systems Inc. (a)...........    951,100         17,224,421
Compaq Computer Corporation......    171,800          1,676,768

                                   Number
                                 of Shares
                                or Principal
                                   Amount         Value

Dell Computer Corporation (a)..   101,200    $      2,750,616
Hewlett-Packard Company........   180,950           3,716,713
International Business Machines
 Corporation...................   103,100          12,470,976
                                             ----------------
                                                   37,839,494

Computer Services -- 1.87%
----------------------------------------------------------------
Advanced Micro Devices Inc. (a)   174,000           2,759,640
Electronic Data Systems
 Corporation...................    27,000           1,850,850
Unisys Corporation (a).........   313,000           3,925,020
VeriSign Inc. (a) (o)..........   305,300          11,613,612
                                             ----------------
                                                   20,149,122

Computer Software -- 4.94%
----------------------------------------------------------------
Microsoft Corporation (a)......   742,600          49,212,102
Oracle Corporation (a).........   178,900           2,470,609
Siebel Systems Inc. (a)........    50,000           1,399,000
                                             ----------------
                                                   53,081,711

Conglomerates -- 0.27%
----------------------------------------------------------------
Minnesota Mining &
 Manufacturing Company.........    24,400           2,884,324

Construction -- 0.23%
----------------------------------------------------------------
Centex Corporation (o).........    43,000           2,454,870

Consumer Non-Durables -- 0.24%
----------------------------------------------------------------
Avon Products Inc..............    56,000           2,604,000

Consumer Products -- 3.22%
----------------------------------------------------------------
Black & Decker Corporation.....    10,900             411,257
Eastman Kodak Company (o)......    65,000           1,912,950
Procter & Gamble Company.......   308,400          24,403,692
Sherwin-Williams Company.......   135,800           3,734,500
Tupperware Corporation.........    33,400             642,950
Whirlpool Corporation..........    48,000           3,519,840
                                             ----------------
                                                   34,625,189

Consumer Services -- 2.38%
----------------------------------------------------------------
First Data Corporation.........   326,800          25,637,460

Crude & Petroleum -- 4.54%
----------------------------------------------------------------
Burlington Resources Inc. (a)..   421,800          15,834,372
ChevronTexaco Corporation......    48,266           4,325,116
Conoco Inc.....................    50,600           1,431,980
Exxon Mobil Corporation........   354,354          13,926,112
GlobalSantaFe Corporation......   465,200          13,267,504
                                             ----------------
                                                   48,785,084

Electrical Equipment -- 2.41%
----------------------------------------------------------------
General Electric Company.......   605,400          24,264,432
Tektronix Inc. (a).............    63,100           1,626,718
                                             ----------------
                                                   25,891,150

Electronics -- 1.03%
----------------------------------------------------------------
Solectron Corporation (a)......   984,500          11,105,160

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                       MANAGED PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                  Number
                                of Shares
                               or Principal
                                  Amount         Value

Energy -- 2.09%
---------------------------------------------------------------
Cinergy Corporation (o).......    89,300    $      2,985,299
El Paso Corporation...........   203,000           9,055,830
Exelon Corporation............   199,300           9,542,484
FirstEnergy Corporation (o)...    25,200             881,496
                                            ----------------
                                                  22,465,109

Entertainment & Leisure -- 0.38%
---------------------------------------------------------------
Walt Disney Company...........   195,000           4,040,400

Fiber Optics -- 0.07%
---------------------------------------------------------------
JDS Uniphase Corporation (a)..    85,000             742,050

Finance -- 1.04%
---------------------------------------------------------------
Capital One Financial
 Corporation..................    30,000           1,618,500
Concord EFS Inc. (a)..........    34,000           1,114,520
Fiserv Inc. (a)...............    25,000           1,058,000
Household International Inc...    59,900           3,470,606
Lehman Brothers Holdings Inc..    25,300           1,690,040
MGIC Investment Corporation...     9,000             555,480
Moody's Corporation...........    42,400           1,690,064
                                            ----------------
                                                  11,197,210

Food, Beverages & Tobacco -- 4.32%
---------------------------------------------------------------
Anheuser-Busch Companies Inc..   111,800           5,054,478
Archer-Daniels-Midland
 Company......................   217,980           3,128,013
Coca-Cola Company.............   123,800           5,837,170
Conagra Inc...................   108,800           2,586,176
Fortune Brands Inc............    74,000           2,929,660
General Mills Inc.............    27,300           1,419,873
PepsiCo Inc...................    40,000           1,947,600
Philip Morris Companies Inc...   224,300          10,284,155
R.J. Reynolds Tobacco Holdings
 Inc. (o).....................   217,600          12,250,880
Sara Lee Corporation..........    45,000           1,000,350
                                            ----------------
                                                  46,438,355

Health Care -- 1.96%
---------------------------------------------------------------
Bausch & Lomb Inc.............    41,000           1,544,060
McKesson Corporation..........   521,600          19,507,840
                                            ----------------
                                                  21,051,900

Hotels & Restaurants -- 0.26%
---------------------------------------------------------------
Hilton Hotels Corporation.....    61,700             673,764
McDonald's Corporation........    80,400           2,128,188
                                            ----------------
                                                   2,801,952

Machinery -- 0.09%
---------------------------------------------------------------
Caterpillar Inc...............    18,000             940,500

Manufacturing -- 0.40%
---------------------------------------------------------------
Cooper Industries Inc.........    39,000           1,361,880
Eaton Corporation.............    40,000           2,976,400
                                            ----------------
                                                   4,338,280

                                     Number
                                   of Shares
                                  or Principal
                                     Amount         Value

Media -- 1.26%
------------------------------------------------------------------
AOL Time Warner Inc. (a).........   314,450    $     10,093,845
Gannett Company Inc..............    52,000           3,495,960
                                               ----------------
                                                     13,589,805

Medical Instruments -- 0.27%
------------------------------------------------------------------
Medtronic Inc. (n)...............    45,000           2,304,450
Zimmer Holdings Inc. (a).........    19,880             607,135
                                               ----------------
                                                      2,911,585

Medical Services -- 1.02%
------------------------------------------------------------------
Cardinal Health Inc..............    17,000           1,099,220
Health Management Associates
 Inc. (Class A) (a)..............    15,000             276,000
Humana Inc. (a)..................   300,000           3,537,000
Manor Care Inc. (a)..............    95,000           2,252,450
UnitedHealth Group Inc...........    44,200           3,128,034
Wellpoint Health Networks
 Inc. (a) (o)....................     6,000             701,100
                                               ----------------
                                                     10,993,804

Misc. Financial Services -- 9.57%
------------------------------------------------------------------
Ambac Financial Group Inc........   370,400          21,431,344
American Express Company.........    55,000           1,962,950
Citigroup Inc....................   978,400          49,389,632
Fannie Mae.......................   300,700          23,905,650
Freddie Mac......................    25,600           1,674,240
Merrill Lynch & Company Inc......    63,200           3,293,984
Morgan Stanley Dean Witter &
 Company.........................    20,900           1,169,146
                                               ----------------
                                                    102,826,946

Multi-Line Insurance -- 1.34%
------------------------------------------------------------------
American International Group Inc.   138,324          10,982,926
Lincoln National Corporation.....    48,900           2,375,073
MetLife Inc......................    12,000             380,160
UnumProvident Corporation........    25,000             662,750
                                               ----------------
                                                     14,400,909

Oil Services -- 0.47%
------------------------------------------------------------------
Occidental Petroleum Corporation.   188,900           5,011,517

Paper Products -- 0.22%
------------------------------------------------------------------
Louisiana Pacific Corporation....   280,000           2,363,200

Pharmaceuticals -- 11.21%
------------------------------------------------------------------
Abbott Laboratories..............   552,700          30,813,025
American Home Products
 Corporation.....................   128,200           7,866,352
Baxter International Inc.........    79,600           4,268,948
Bristol-Myers Squibb Company.....    73,800           3,763,800
Eli Lilly & Company..............    40,200           3,157,308
Johnson & Johnson................   172,400          10,188,840
Merck & Company Inc..............   144,300           8,484,840
Pfizer Inc.......................   437,200          17,422,420
Pharmacia Corporation............   749,261          31,955,982
Schering-Plough Corporation......    71,400           2,556,834
                                               ----------------
                                                    120,478,349

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                       MANAGED PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount         Value

Printing & Publishing -- 1.12%
---------------------------------------------------------------------
Donnelley (R. R.) & Sons
 Company............................    60,000    $      1,781,400
Lexmark International Group
 Inc. (Class A) (a).................   173,300          10,224,700
                                                  ----------------
                                                        12,006,100

Property-Casualty Insurance -- 1.56%
---------------------------------------------------------------------
St. Paul Companies Inc..............   381,000          16,752,570

Publishing -- 0.07%
---------------------------------------------------------------------
New York Times Company..............    16,800             726,600

Retail -- 8.72%
---------------------------------------------------------------------
American Greetings Corporation (o)..    61,800             851,604
Bed Bath & Beyond Inc. (a)..........   350,300          11,875,170
CVS Corporation.....................   431,200          12,763,520
Federated Department Stores Inc. (a)   144,100           5,893,690
Home Depot Inc......................   129,700           6,615,997
Kohl's Corporation (a)..............    58,000           4,085,520
May Department Stores Company.......   157,800           5,835,444
Safeway Inc. (a)....................   437,400          18,261,450
Target Corporation..................   412,700          16,941,335
Wal-Mart Stores Inc.................   184,400          10,612,220
                                                  ----------------
                                                        93,735,950

Savings and Loan -- 0.92%
---------------------------------------------------------------------
Golden West Financial
 Corporation........................    96,300           5,667,255
Washington Mutual Inc...............   130,050           4,252,635
                                                  ----------------
                                                         9,919,890

Semiconductors -- 2.80%
---------------------------------------------------------------------
Intel Corporation...................   343,800          10,812,510
Maxim Integrated Products Inc. (a)..    61,500           3,229,365
Micron Technology Inc. (a)..........   100,000           3,100,000
Texas Instruments Inc...............    46,900           1,313,200
Xilinx Inc. (a).....................   298,800          11,668,140
                                                  ----------------
                                                        30,123,215

Telecommunications -- 5.48%
---------------------------------------------------------------------
AT&T Corporation....................   675,400          12,251,756
BellSouth Corporation...............    94,500           3,605,175
Qwest Communications
 International Inc..................   282,900           3,997,377
SBC Communications Inc. (o).........   191,400           7,497,138
Sprint Corporation..................   152,400           3,060,192
Verizon Communications Inc..........   406,816          19,307,487
WorldCom Inc. (a)...................   653,200           9,197,056
                                                  ----------------
                                                        58,916,181

                                   Number
                                 of Shares
                                or Principal
                                   Amount         Value

Transportation -- 0.66%
----------------------------------------------------------------
Burlington Northern Santa Fe
 Corporation...................     8,800    $        251,064
Norfolk Southern Corporation...   250,900           4,598,997
Ryder System Inc...............    38,000             841,700
Union Pacific Corporation......    24,800           1,413,600
                                             ----------------
                                                    7,105,361

Utilities -- 1.25%
----------------------------------------------------------------
Ameren Corporation (o).........    91,200           3,857,760
American Electric Power Inc....   135,700           5,907,021
Xcel Energy Inc. (o)...........   133,877           3,713,748
                                             ----------------
                                                   13,478,529

Wireless Communications -- 0.28%
----------------------------------------------------------------
AT&T Wireless Services Inc. (a)    76,202           1,095,023
Motorola Inc...................    52,000             781,040
Sprint PCS (a).................    47,000           1,147,270
                                             ----------------
                                                    3,023,333
                                             ----------------

Total Domestic Common Stocks
(Identified cost $1,005,639,428)............    1,014,002,738
----------------------------------------------------------------

Foreign Stocks -- 4.06%
----------------------------------------------------------------

Crude & Petroleum -- 0.55%
----------------------------------------------------------------
Royal Dutch Petroleum
 Company (ADR).................   119,800           5,872,596

Food, Beverages & Tobacco -- 0.04%
----------------------------------------------------------------
Unilever.......................     7,000             403,270

Manufacturing -- 3.47%
----------------------------------------------------------------
Tyco International Ltd.........   633,900          37,336,710
                                             ----------------

Total Foreign Stocks
(Identified cost $40,987,241)...............       43,612,576
----------------------------------------------------------------

Registered Investment Company -- 0.36%
-----------------------------------------------------------------

Other -- 0.36%
----------------------------------------------------------------
SPDR Trust Series 1............    33,500           3,826,705

Total Registered Investment Company
(Identified cost $3,847,029)................        3,826,705
----------------------------------------------------------------

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                       MANAGED PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount        Value

Repurchase Agreement -- 1.24%
-------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $13,319,073
 Collateral: GNMA
 $13,865,000, 6.00% due 11/15/31,
 Value $13,659,336............... $13,318,000  $   13,318,000
                                               --------------

Total Repurchase Agreement
(Identified cost $13,318,000).................     13,318,000
-------------------------------------------------------------

Total Investments
(Identified cost $1,063,791,698).............. $1,074,760,019

Other Assets Less Liabilities -- 0.02%........        222,877
                                               --------------

Net Assets -- 100%............................ $1,074,982,896
-------------------------------------------------------------

(a)Non-income producing security.
(o)Security, or portion thereof, out on loan at December 31, 2001.
(ADR)American Depository Receipt.
SPDR -- Standard& Poor's Depository Receipt.

See notes to financial statements.
[PHOTO]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                           High-Yield Bond Portfolio
                             SUBADVISER'S COMMENTS

Caywood-Scholl Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Caywood-Scholl Capital Management ("Caywood-Scholl") has been subadviser to the Enterprise High-Yield Bond Portfolio since its inception in November 19, 1994. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income.

Investment Strategies

The High-Yield Bond Portfolio invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds, which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Portfolio's assets may include:
(1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.

The subadviser expects a high portfolio turnover rate in excess of 100 percent. The portfolio may also lend portfolio securities on a short-term and long-term basis, up to 30 percent of its total assets, including collateral received for securities lent.

2001 Performance Review

In evaluating the market's current fundamentals, Caywood-Scholl believes that most elements are weak, yet there are some signs of improvement that encourage investors to think that the bottom in fundamentals is near. Corporate profitability remains a concern to Caywood-Scholl. By mid-2001 most companies within the high-yield universe had begun to attack their cost structures to adjust to the slowing economic conditions. These actions, however, typically take several quarters to bear fruit.

Access to capital was limited for most highly leveraged borrowers throughout 2001. The bank loan market has become more demanding of issuers. The high-yield market, though increasing its issuance over 2000 levels was selective, favoring double B rated issuers over single B rated issuers. The equity markets were all but shut to the high-yield market as investors shunned most leveraged stories. The only market receptive to high-yield market participants was the convertible bond market. This was especially true in the fourth quarter when several high-profile issuers including Xerox Corporation, Lucent Technologies, Inc. and Cedpine Corporation, tapped the market.

Prior to the September 11th terrorist attacks, consensus in the high-yield market was that default rates were set to peak sometime in the period of third quarter 2001 to first quarter 2002. Due to the economic conditions brought about as a result of the attack, the forecast of the peak has been pushed back to sometime in 2002. When the peak occurs is not as important as the overall direction of defaults. It now appears that the peak is being achieved and defaults are likely to

                         ENTERPRISE Accumulation Trust

                           High-Yield Bond Portfolio
                             SUBADVISER'S COMMENTS

be declining by year-end 2002. Historically, high-yield has exhibited favorable return characteristics during periods of declining default rates.

High-yield bond issuance rose to meet growing demand in 2001. Issuance was interrupted by the events of September 11th, however the $94.3 billion issued far exceeded the supply of $47.3 billion in 2000 and nearly equaled the issuance of 1999. One interesting development this year with respect to the new issue calendar is its composition. Without the benefit of telecommunications issuers, the underwriting community lacks the scope of blockbuster-sized deals of the past three years. Accordingly, it is difficult for the new issue calendar to bulk up. Also confounding underwriters was a steep U.S. Treasury curve and accompanying interest rate expectations. With investors expressing a strong desire to own better quality issuers, underwriters need to entice this breed of issuer to the market. High quality double B rated issuers generally had some degree of access to the bank loan market. With LIBOR rates depressed in sympathy with the U.S. Treasury rate, most quality borrowers had access to capital at roughly 5+ percent compared to funding in the high yield market at
8.0 to 9.0 percent in 2001. This disparity prevented many issuers from coming to the market, opting to time market conditions.

Mutual fund flows were positive approximately $12.2 billion in 2001 reversing the outflow of $6.7 billion in 2000. Approximately $4.3 billion of the inflow came in the 4th quarter. Caywood-Scholl believes that part of the reason behind the acceleration of inflow is the recognition of high-yield out-performance over equity in each the past two years and the likelihood that on a risk/reward basis high-yield compares favorably to most asset classes for the upcoming year. Also, whereas in 2000 investors were encouraged to own a diversified fund of stocks, by year-end 2001 the common wisdom was to own a diversified fund of assets, to the benefit of bonds.


                         Growth of a $10,000 Investment

                                    [CHART]

Average Annual Total Returns - Periods ending December 31, 2001
Enterprise Accumulation Trust
High-Yield Bond Portfolio               1-Year     5-Year    11/30/94-12/31/01
------------------------------         --------   --------  -------------------
Annualized Return                        5.90%      4.72%          7.57%
Lehman Brothers High Yield BB Bond
 Index*                                  11.90%     7.19%          9.42%
Lipper High Yield Bond Fund Index*      (1.04%)     1.15%          4.94%


       Enterprise Accumulation
           Portfolio Trust            Lehman Brothers High   Lipper High Yield
         High-Yield Bond Portfolio    Yield BB Bond Index*   Bond Fund Index*
      ----------------------------- ----------------------- ------------------
11/94       $10,000.00                      $10,000.00          $10,000.00
12/94       $10,109.72                      $10,079.07          $10,024.90
12/95       $11,788.97                      $12,280.60          $11,767.46
12/96       $13,315.88                      $13,375.70          $13,257.34
12/97       $15,098.09                      $15,066.66          $15,046.17
12/98       $15,638.71                      $15,956.31          $15,033.42
12/99       $16,243.06                      $16,254.05          $15,754.45
12/00       $15,833.63                      $16,911.70          $14,224.58
12/01       $16,767.72                      $18,924.60          $14,076.57



             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            *The Lehman Brothers High Yield BB Index is an unmanaged index of fixed rate, public non-convertible securities that are rated Ba1 or lower by Moody's Investor Services, or BB+ or lower by Standard & Poors if a Moody's rating is not available. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper High Yield Bond Fund Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper High Yield Bond Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

Caywood-Scholl believes that the outlook for the high-yield market is positive. Caywood-Scholl believes the economy may improve gradually through 2002; improving the overall credit outlook within the high-yield market. As this improvement is discounted, Caywood-Scholl is anticipating returns that compare favorably to the risk return profiles of other asset classes.

                         ENTERPRISE Accumulation Trust

                           High-Yield Bond Portfolio
                             SUBADVISER'S COMMENTS


"Where is the relative value?" is the question Caywood-Scholl is constantly asking themselves. Presently, Caywood believes the value in the market is in the some of the higher quality sectors that stand to benefit from investment grade players reaching down into the high-yield market for additional yield over the course of the year. As was the case in 2001, the other obvious opportunity should be in the fallen angels. In 2001, good money was made by timely investors in issuers such as Penney (JC) Company Inc., Service Corporation and Xerox Corporation. Caywood-Scholl expects the current negative credit cycles to produce other fallen angels in early 2002. Caywood-Scholl believes that the impact of the Enron Corporation Collapse may cause "fallen angels" to trade down faster, further creating value for high-yield investors.

There are specific risks associated with the types of bonds held in the Portfolio, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]



                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                           HIGH-YIELD BOND PORTFOLIO
                 Portfolio of Investments -- December 31, 2001

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value

        Domestic Corporate Bonds -- 85.03%
        ------------------------------------------------------------------

        Apparel & Textiles -- 0.55%
        ------------------------------------------------------------------
        Fruit of the Loom Inc. (b)
         8.875% due 04/15/06................    300,000   $      23,250
        Levi Strauss & Company
         7.00% due 11/01/06.................    400,000         304,000
        Levi Strauss & Company (o)
         11.625% due 01/15/08...............    300,000         265,500
                                                          -------------
                                                                592,750

        Automotive -- 4.35%
        ------------------------------------------------------------------
        Autonation Inc. (144A)
         9.00% due 08/01/08.................  1,600,000       1,628,000
        Avis Group Holdings Inc.
         11.00% due 05/01/09................    650,000         689,000
        Budget Group Inc.
         9.125% due 04/01/06................    700,000         168,000
        Navistar International Corporation
         9.375% due 06/01/06................    350,000         367,500
        Sonic Automotive Inc. (144A)
         11.00% due 08/01/08................    400,000         414,000
        Sonic Automotive Inc. (Series B)
         11.00% due 08/01/08................    450,000         465,750
        United Rentals Inc. (Series B)
         8.80% due 08/15/08.................    975,000         950,625
                                                          -------------
                                                              4,682,875

        Broadcasting -- 6.63%
        ------------------------------------------------------------------
        Echostar DBS Corporation (144A)
         9.125% due 01/15/09................    500,000         501,250
        Echostar DBS Corporation
         9.375% due 02/01/09................  1,150,000       1,184,500
        Fox Family Worldwide Inc. (c)
         0/10.25% due 11/01/07..............  1,250,000       1,312,562
        Fox Sports Networks LLC (c)
         0/9.75% due 08/15/07...............  2,000,000       1,990,000
        Grupo Televisa (144A)
         8.00% due 09/13/11.................  1,050,000       1,048,688
        Sinclair Broadcast Group Inc.
         8.75% due 12/15/07.................    800,000         798,000
        Sinclair Broadcast Group Inc. (144A)
         8.75% due 12/15/11.................    300,000         300,000
                                                          -------------
                                                              7,135,000

        Building & Construction -- 1.56%
        ------------------------------------------------------------------
        Building Materials Corporation
         America
         7.75% due 07/15/05.................    300,000         252,000
        Integrated Electrical Services
         9.375% due 02/01/09................    900,000         796,500
        Nortek Inc.
         8.875% due 08/01/08................    400,000         401,000
        Nortek Inc. (Series B)
         9.125% due 09/01/07................    225,000         228,375
                                                          -------------
                                                              1,677,875

                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value

          Business Services -- 1.08%
          --------------------------------------------------------------
          Xerox Corporation
           7.20% due 04/01/16.............   1,500,000  $   1,162,500

          Cable -- 5.65%
          --------------------------------------------------------------
          Adelphia Communications
           Corporation
           9.50% due 03/01/05.............     400,000        393,000
          Adelphia Communications
           Corporation (o)
           7.875% due 05/01/09............     250,000        229,062
          Adelphia Communications
           Corporation
           9.375% due 11/15/09............     200,000        192,250
          Adelphia Communications
           Corporation (Series B) (c)
           0/9.25% due 01/15/08...........     850,000        409,063
          Charter Communication Holdings
           8.25% due 04/01/07.............   1,525,000      1,465,906
          Charter Communication Holdings
           8.625% due 04/01/09............      50,000         48,125
          Charter Communications Holdings
           10.00% due 04/01/09............     650,000        667,063
          CSC Holdings Incorporated (144A)
           7.625% due 04/01/11............   1,500,000      1,502,067
          Mediacom LLC / Mediacom Capital
           Company
           9.50% due 01/15/13.............     600,000        622,500
          Mediacom LLC/Mediacom Capital
           Corporation (Series B)
           8.50% due 04/15/08.............     550,000        552,750
                                                        -------------
                                                            6,081,786

          Chemicals -- 0.59%
          --------------------------------------------------------------
          OM Group Inc. (144A)
           9.25% due 12/15/11.............     500,000        510,000
          Pioneer Americas Acquisition
           Corporation (Series B) (b)
           9.25% due 06/15/07.............  $  450,000        126,563
                                                        -------------
                                                              636,563

          Communications -- 0.34%
          --------------------------------------------------------------
          Globalstar Telecommunications
           (Wts) (d) (144A)...............         450             --
          Loral Space & Communication
           Ltd. (c)
           0/12.5% due 01/15/07...........  $  750,000        363,750
          Loral Space & Communication Ltd.
           (Wts) (144A)...................         600            850
                                                        -------------
                                                              364,600

          Computer Services -- 0.00%
          --------------------------------------------------------------
          Axiohm Transaction
           Solutions (a) (d)..............       4,056             --

          Computer Software -- 0.00%
          --------------------------------------------------------------
          Verado Holdings Inc. (Wts)......         300             60

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value

Consumer Products -- 3.09%
-------------------------------------------------------------------
Chattem Inc. (Series B)
 8.875% due 04/01/08.................  $  427,000  $     407,785
Corning Consumer Products
 Company (Series B) (b)
 9.625% due 05/01/08.................     350,000         45,500
Elizabeth Arden Inc.
 11.75% due 02/01/11.................     600,000        615,000
French Fragrances Inc. (Series B) (o)
 10.375% due 05/15/07................     350,000        334,250
French Fragrances Inc. (Series D) (o)
 10.375% due 05/15/07................     200,000        191,000
Scotts Company
 8.625% due 01/15/09.................     300,000        307,500
Sealy Mattress Company
 (Series B) (c) (o)
 0/10.875% due 12/15/07..............   1,650,000      1,427,250
                                                   -------------
                                                       3,328,285

Containers/Packaging -- 1.06%
-------------------------------------------------------------------
Owens Illinois Inc. (o)
 8.10% due 05/15/07..................     550,000        508,750
Owens Illinois Inc.
 7.35% due 05/15/08..................     700,000        633,500
                                                   -------------
                                                       1,142,250

Crude & Petroleum -- 0.86%
-------------------------------------------------------------------
Premcor Refining Group Inc.
 8.875% due 11/15/07.................   1,150,000        931,500

Electrical Equipment -- 0.77%
-------------------------------------------------------------------
BRL Universal Equipment (144A)
 8.875% due 02/15/08.................     800,000        832,000

Energy -- 3.26%
-------------------------------------------------------------------
Calpine Canada Energy Finance
 8.50% due 05/01/08..................   1,250,000      1,143,280
Calpine Corporation
 7.75% due 04/15/09..................     400,000        353,000
Calpine Corporation
 8.625% due 08/15/10.................     950,000        862,994
CMS Energy Corporation
 7.50% due 01/15/09..................     500,000        489,425
Cogentrix Energy Inc.
 8.75% due 10/15/08..................     350,000        346,063
Ocean Energy Inc. (Series B)
 8.375% due 07/01/08.................     300,000        313,500
                                                   -------------
                                                       3,508,262

Entertainment & Leisure -- 0.24%
-------------------------------------------------------------------
Mohegan Tribal Gaming Authority
 8.75% due 01/01/09..................     250,000        258,750

Fiber Optics -- 0.22%
-------------------------------------------------------------------
Williams Communications Group
 11.70% due 08/01/08.................     575,000        235,750

                                          Number
                                        of Shares
                                       or Principal
                                          Amount        Value

Finance -- 1.20%
--------------------------------------------------------------------
Ford Motor Credit Company
 6.50% due 01/25/07...................  $  750,000  $     733,747
Midland Funding Corporation
 10.33% due 07/23/02..................      33,355         33,479
Pemex Project Funding Master Trust
 9.125% due 10/13/10..................     500,000        530,000
                                                    -------------
                                                        1,297,226

Food, Beverages & Tobacco -- 2.93%
--------------------------------------------------------------------
Canandaigua Brands Inc.
 8.625% due 08/01/06..................     750,000        772,500
Canandaigua Brands Inc.
 8.50% due 03/01/09...................     200,000        201,000
Cott Beverages Inc. (144A)
 8.00% due 12/15/11...................     400,000        390,000
NBTY Inc. (Series B)
 8.625% due 09/15/07..................     550,000        528,000
Stater Brothers Holdings Inc.
 10.75% due 08/15/06..................     850,000        879,750
Winn Dixie Stores Inc.
 8.875% due 04/01/08..................     400,000        382,000
                                                    -------------
                                                        3,153,250

Gaming -- 1.25%
--------------------------------------------------------------------
Boyd Gaming Corporation
 9.50% due 07/15/07...................     500,000        493,750
Circus Circus Enterprises Inc.
 9.25% due 12/01/05...................     400,000        402,000
Mirage Resorts Inc.
 6.75% due 08/01/07...................     200,000        191,180
Station Casinos Inc. (o)
 9.875% due 07/01/10..................     250,000        254,063
                                                    -------------
                                                        1,340,993

Health Care -- 3.26%
--------------------------------------------------------------------
Beverly Enterprises Inc.
 9.625% due 04/15/09..................     850,000        892,500
Dade International Inc. (Series B) (b)
 11.125% due 05/01/06.................  $  500,000        210,000
Fresenius Medical Care Capital Trust
 (Preferred Stock)....................         150        154,500
Healthsouth Corporation
 3.25% due 04/01/03...................  $  150,000        142,500
Healthsouth Corporation
 8.50% due 02/01/08...................   1,500,000      1,560,000
Healthsouth Corporation
 10.75% due 10/01/08..................     500,000        550,000
                                                    -------------
                                                        3,509,500

Hotels & Restaurants -- 7.51%
--------------------------------------------------------------------
Foodmaker Corporation (Series B)
 9.75% due 11/01/03...................     150,000        151,125
Foodmaker Inc.
 8.375% due 04/15/08..................   1,250,000      1,260,937
Hammon (John Q.) Hotels (o)
 8.875% due 02/15/04..................     250,000        243,750

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value
Hilton Hotels Corporation
 7.625% due 05/15/08................  $  500,000  $     476,787
HMH Properties Inc.
 7.875% due 08/01/08................     150,000        138,375
Host Marriott
 8.375% due 02/15/06................     500,000        481,250
Host Marriott (144A)
 9.50% due 01/15/07.................     800,000        801,000
Mandalay Resort Group (o)
 10.25% due 08/01/07................     250,000        259,375
Meristar Hospitality Corporation
 9.125% due 01/15/11................   1,050,000        987,000
MGM Grand Inc. (o)
 9.75% due 06/01/07.................     850,000        890,375
MGM Mirage Inc.
 8.50% due 09/15/10.................     600,000        613,178
Park Place Entertainment Corporation
 8.125% due 05/15/11................   1,225,000      1,197,438
Station Casinos Inc.
 8.875% due 12/01/08................     600,000        588,000
                                                  -------------
                                                      8,088,590

Machinery -- 2.79%
------------------------------------------------------------------
Briggs & Stratton Corporation
 8.875% due 03/15/11................   1,350,000      1,410,750
Columbus McKinnon Corporation
 8.50% due 04/01/08.................     500,000        465,000
Flowserve Corporation
 12.25% due 08/15/10................     325,000        362,375
Teekay Shipping Corporation
 8.875% due 07/15/11................  $  750,000        768,750
                                                  -------------
                                                      3,006,875

Medical Instruments -- 1.36%
------------------------------------------------------------------
Charles River Labs Inc. (Wts).......         250         53,333
Charles River Labs Inc.
 13.50% due 10/01/09................  $  162,500        195,000
Fisher Scientific International Inc.
 9.00% due 02/01/08.................     850,000        871,250
Fisher Scientific International Inc.
 7.125% due 12/15/05................     350,000        344,750
                                                  -------------
                                                      1,464,333

Medical Services -- 2.94%
------------------------------------------------------------------
Amerisourcebergen Corporation (144A)
 8.125% due 09/01/08................     150,000        153,750
Davita Inc. (o)
 9.25% due 04/15/11.................     400,000        420,000
Magellan Health Services Inc. (144A)
 9.375% due 11/15/07................     850,000        862,750
Triad Hospitals Inc.
 11.00% due 05/15/09................     700,000        766,500
Triad Hospitals Inc.
 8.75% due 05/01/09.................      50,000         52,125

                                        Number
                                      of Shares
                                     or Principal
                                        Amount        Value
Vicar Operating Inc. (144A)
 9.875% due 12/01/09................  $  100,000  $     102,000
Warner Chilcott Inc.
 12.625% due 02/15/08...............     750,000        817,500
                                                  -------------
                                                      3,174,625

Metals & Mining -- 0.98%
------------------------------------------------------------------
United States Steel LLC (144A)
 10.75% due 08/01/08................   1,100,000      1,050,500

Oil Services -- 6.69%
------------------------------------------------------------------
Chesapeake Energy Corporation (144A)
 8.375% due 11/01/08................     800,000        790,000
Chesapeake Energy Corporation
 8.125% due 04/01/11................   1,000,000        970,000
EOTT Energy Partners LP
 11.00% due 10/01/09................     250,000        247,500
Forest Oil Corporation
 8.00% due 06/15/08.................      50,000         50,250
Grant Prideco Inc.
 9.625% due 12/01/07................     450,000        446,625
Hanover Equipment Test (144A)
 8.50% due 09/01/08.................     250,000        260,000
Hanover Equipment Test (144A)
 8.75% due 09/01/11.................     950,000        983,250
Key Energy Services Inc.
 3.75% due 03/01/08.................     750,000        757,500
Nuevo Energy Company
 9.50% due 06/01/08.................     650,000        606,125
Pioneer Natural Resources Company
 9.625% due 04/01/10................   1,425,000      1,560,704
Stone Energy Corporation (144A)
 8.25% due 12/15/11.................     300,000        304,500
Trico Marine Services Inc.
 8.50% due 08/01/05.................     250,000        225,000
                                                  -------------
                                                      7,201,454

Paper & Forest Products -- 0.36%
------------------------------------------------------------------
Buckeye Cellulose Corporation
 8.50% due 12/15/05.................     400,000        390,000

Pharmaceuticals -- 0.68%
------------------------------------------------------------------
Advance PCS
 8.50% due 04/01/08.................     700,000        728,000

Printing & Publishing -- 0.64%
------------------------------------------------------------------
Nebraska Book Company Inc. (o)
 8.75% due 02/15/08.................     350,000        325,500
Primedia Inc.
 8.875% due 05/15/11................     400,000        360,000
                                                  -------------
                                                        685,500

Real Estate -- 0.42%
------------------------------------------------------------------
Felcor Lodging LP
 8.50% due 06/01/11.................     475,000        456,000

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                          Number
                                        of Shares
                                       or Principal
                                          Amount        Value

Retail -- 6.36%
--------------------------------------------------------------------
Amerigas Partners LP / Amerigas
 Eagle Finance Corporation
 8.875% due 05/20/11..................  $  950,000  $     978,500
Boyds Collection Ltd.
 9.00% due 05/15/08...................     200,000        209,000
Buhrmann U.S. Inc.
 12.25% due 11/01/09..................     325,000        325,000
Cole National Group Inc.
 8.625% due 08/15/07..................     850,000        786,250
K Mart Corporation (n)
 9.375% due 02/01/06..................     100,000         82,688
K Mart Corporation (144A) (n)
 9.875% due 06/15/08..................   1,750,000      1,451,580
Michaels Stores Inc.
 9.25% due 07/01/09...................     700,000        738,500
Penney (JC) Company Inc.
 7.125% due 11/15/23..................     250,000        204,928
Penney (JC) Company Inc.
 7.65% due 08/15/16...................     400,000        344,583
Penney (JC) Company Inc.
 8.25% due 08/15/22...................     400,000        341,948
Petco Animal Supplies Inc. (144A)
 10.75% due 11/01/11..................   1,050,000      1,071,000
Saks Inc.
 8.25% due 11/15/08...................     350,000        316,750
                                                    -------------
                                                        6,850,727

Semiconductors -- 0.66%
--------------------------------------------------------------------
Amkor Technology Inc.
 9.25% due 05/01/06...................     750,000        716,250

Telecommunications -- 6.81%
--------------------------------------------------------------------
Crown Castle International
 Corporation (c)
 0/10.625% due 11/15/07...............   1,150,000        966,000
Crown Castle International
 Corporation
 9.00% due 05/15/11...................     400,000        358,000
Crown Castle International
 Corporation
 9.375% due 08/01/11..................  $  750,000        688,125
E. Spire Communications Inc. (Wts)
 (d) (144A)...........................         300             --
Global Crossings Holdings Ltd. (o) (n)
 9.625% due 05/15/08..................  $  950,000        109,250
Intermedia Communications Inc.
 (Series B) (c)
 0/11.25% due 07/15/07................     250,000        252,812
Intermedia Communications Inc.
 (Series B) (o)
 8.50% due 1/15/08....................     300,000        307,125
Level 3 Communications Inc.
 6.00% due 09/15/09...................     300,000         87,375
Level 3 Communications Inc.
 6.00% due 03/15/10...................     850,000        231,625
McLeod USA Inc. (c) (n)
 0/10.5% due 03/01/07.................     700,000        136,500

                                       Number
                                     of Shares
                                    or Principal
                                       Amount        Value

McLeod USA Inc. (o) (n)
 11.375% due 01/01/09..............  $1,300,000  $     292,500
McLeod USA Inc. (n)
 8.125% due 02/15/09...............     350,000         74,375
Nextel Communications (c)
 0/10.65% due 09/15/07.............     900,000        688,500
Nextel Communications (c)
 0/9.75% due 10/31/07..............     800,000        572,000
Nextel Communications (c)
 0/9.95% due 02/15/08..............     700,000        481,250
Nextlink Communications (c) (n)
 0/9.45%due 04/15/08...............   1,050,000        110,250
Nextlink Communications (n)
 10.75% due 11/15/08...............      50,000          6,000
Panamsat Corporation
 6.375% due 01/15/08...............   1,000,000        850,757
Pathnet Inc. (b)
 12.25% due 04/15/08...............  $  250,000          5,000
Pathnet Inc. (Wts) (a) (d) (144A)..         250             --
Telecorp PCS Inc.
 10.625% due 07/15/10..............  $  650,000        754,000
Time Warner Telecom Inc.
 10.125% due 02/01/11..............     450,000        361,125
                                                 -------------
                                                     7,332,569

Textiles -- 1.12%
-----------------------------------------------------------------
Phillips Van Heusen Corporation
 9.50% due 05/01/08................     800,000        816,000
Polymer Group Inc. (Series B) (n)
 9.00% due 07/01/07................     525,000        152,250
Polymer Group Inc. (Series B) (n)
 8.75% due 03/01/08................     250,000         72,500
Westpoint Stevens Inc. (o)
 7.875% due 06/15/08...............     525,000        162,750
                                                 -------------
                                                     1,203,500

Transportation -- 0.24%
-----------------------------------------------------------------
Teekay Shipping Corporation (144A)
 8.875% due 07/15/11...............     250,000        256,250

Utilities -- 2.74%
-----------------------------------------------------------------
AES Corporation
 9.50% due 06/01/09................     350,000        318,500
AES Corporation
 9.375% due 09/15/10...............     400,000        360,000
AES Corporation
 8.875% due 02/15/11...............     450,000        396,000
Azurix Corporation
 10.375% due 02/15/07..............     750,000        525,000
Azurix Corporation
 10.75% due 02/15/10...............     100,000         70,000
BRL Universal Equipment 2001 (144A)
 8.875% due 02/15/08...............     250,000        260,000
Ferrellgas Partners LP (Series B)
 9.375% due 06/15/06...............     600,000        604,500
Mirant Americas Generation LLC
 8.30% due 05/01/11................     450,000        416,211
                                                 -------------
                                                     2,950,211

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                                                     Number
                                                                   of Shares
                                                                  or Principal
                                                                     Amount         Value

Waste Management -- 1.95%
-------------------------------------------------------------------------------------------------
Allied Waste North America Inc. 7.625% due 01/01/06..............  $  600,000  $       592,500
Allied Waste North America Inc. 7.875% due 01/01/09..............     750,000          735,000
Allied Waste North America Inc. 10.00% due 08/01/09..............     500,000          515,000
Waste Management Inc. 7.375% due 08/01/10........................     250,000          255,628
                                                                               ---------------
                                                                                     2,098,128

Wireless Communications -- 1.89%
-------------------------------------------------------------------------------------------------
American Tower Corporation (o) 9.375% due 02/01/09...............   1,150,000          925,750
Leap Wireless International Inc. 12.50% due 04/15/10.............  $  450,000          342,000
Leap Wireless International Inc. (Wts) (a) (d) (144A)............       4,500               --
Voicestream Wireless Corporation 11.50% due 09/15/09.............  $  500,000          575,000
Voicestream Wireless Corporation 10.375% due 11/15/09............     171,918          195,127
                                                                               ---------------
                                                                                     2,037,877

Total Domestic Corporate Bonds
(Identified cost $100,149,077)................................................      91,563,164
-------------------------------------------------------------------------------------------------

Foreign Bonds -- 9.55%
-------------------------------------------------------------------------------------------------

Basic Industries -- 1.27%
-------------------------------------------------------------------------------------------------
Cemex (144A) 12.75% due 07/15/06.................................     775,000          939,687
Cemex International Capital Inc. (144A) 9.66% due 12/29/49.......     400,000          433,000
                                                                               ---------------
                                                                                     1,372,687

Broadcasting -- 1.50%
-------------------------------------------------------------------------------------------------
Rogers Communications Inc. 9.125% due 01/15/06...................     200,000          202,000
Rogers Communications Inc. 8.875% due 07/15/07...................     500,000          507,500
Satelites Mexicanos 10.125% due 11/01/04.........................   1,100,000          624,250
Telewest PLC (o) 11.00% due 10/01/07.............................     250,000          180,000
TV Azteca (144A) 10.50% due 02/15/07.............................     100,000           97,165
                                                                               ---------------
                                                                                     1,610,915

Cable -- 0.94%
-------------------------------------------------------------------------------------------------
Telewest Communications (c) 0/9.25% due 04/15/09.................   1,750,000          772,188
Telewest Communications 9.875% due 02/01/10......................     350,000          245,000
                                                                               ---------------
                                                                                     1,017,188

                                                                     Number
                                                                   of Shares
                                                                  or Principal
                                                                     Amount         Value

Chemicals -- 0.12%
-------------------------------------------------------------------------------------------------
PCI Chemicals Canada Inc. (b) 9.25% due 10/15/07.................  $  300,000  $       126,000

Energy -- 0.57%
-------------------------------------------------------------------------------------------------
Petroleos Mexicano 9.375% due 12/02/08...........................     250,000          270,000
YPF Sociedad Anonima (o) 9.125% due 02/24/09.....................     500,000          345,000
                                                                               ---------------
                                                                                       615,000

Finance -- 0.37%
-------------------------------------------------------------------------------------------------
PDVSA Finance Ltd. 9.375% due 11/15/07...........................     400,000          401,314

Government Bond -- 2.14%
-------------------------------------------------------------------------------------------------
United Mexican States 9.875% due 01/15/07........................     250,000          282,125
United Mexican States 8.625% due 03/12/08........................     650,000          697,125
United Mexican States
  9.875% due 02/01/10............................................   1,200,000        1,329,600
                                                                               ---------------
                                                                                     2,308,850

Oil Services -- 0.20%
-------------------------------------------------------------------------------------------------
Petroleos Mexicanos 9.375% due 12/02/08..........................  $  200,000          216,000

Telecommunications -- 1.40%
-------------------------------------------------------------------------------------------------
AT&T Canada Inc. Deposit Receipts (Class B) (a)..................         342           10,325
Flag Ltd. 8.25% due 01/30/08.....................................  $  550,000          374,000
Flag Telecom Holdings Ltd. 11.625% due 03/30/10..................     700,000          294,000
Rogers Cantel Inc. 8.80% due 10/01/07............................  $  850,000          824,500
                                                                               ---------------
                                                                                     1,502,825

Transportation -- 0.19%
-------------------------------------------------------------------------------------------------
TBS Shipping International Ltd. (Common Stock) (a) (d) (k).......       5,000               --
TBS Shipping International Ltd. (Preferred Stock) (a) (d) (k)....       5,175               --
TBS Shipping International Ltd. (Wts) (a) (d) (k)................      13,333               --
TBS Shipping International Ltd. 10.00% due 07/08/08 (k)..........  $  216,375           62,749
TFM 10.25% due 06/15/07..........................................     150,000          138,000
                                                                               ---------------
                                                                                       200,749

Wireless Communications -- 0.85%
-------------------------------------------------------------------------------------------------
Grupo Iusacell (o) 14.25% due 12/01/06...........................     850,000          913,750

Total Foreign Bonds
(Identified cost $12,496,492).................................................      10,285,278
-------------------------------------------------------------------------------------------------

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                   HIGH-YIELD BOND PORTFOLIO -- (Continued)
                 Portfolio of Investments -- December 31, 2001

                                     Number
                                   of Shares
                                  or Principal
                                     Amount      Value

Convertible Corporate Bonds -- 0.62%
----------------------------------------------------------

Telecommunications -- 0.01%
---------------------------------------------------------
XO Communications Inc. (144A) (b)
 5.75% due 01/15/09..............  $  650,000  $    8,125

Wireless Communications -- 0.61%
---------------------------------------------------------
Nextel Communications
 5.25% due 01/15/10..............   1,100,000     664,125

Total Convertible Corporate Bonds
(Identified cost $974,871)....................    672,250
---------------------------------------------------------

U.S. Treasury Notes -- 0.70%
---------------------------------------------------------
5.00% due 08/15/11...............     500,000     498,750
4.00% due 04/30/03...............     250,000     255,430
                                               ----------

Total U.S. Treasury Notes
( Identified cost $744,966 )..................    754,180
---------------------------------------------------------

Repurchase Agreement -- 1.53%
---------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
  Maturity Value $1,647,133
 Collateral: GNMA
 $1,715,000, 6.00% due 11/15/31,
 Value $1,689,561................   1,647,000   1,647,000
                                               ----------

Total Repurchase Agreement
(Identified cost $1,647,000)..................  1,647,000
---------------------------------------------------------



                                          Value

Total Investments
(Identified cost $116,012,406)........ $104,921,872

Other Assets Less Liabilities -- 2.57%    2,763,984
                                       ------------

Net Assets -- 100%.................... $107,685,856
---------------------------------------------------

(a)Non-income producing security.
(b)Security is in bankruptcy and/or is in default of interest payments. Portfolio has ceased accrual of interest.
(c)Zero-Coupon or step bond. The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. Rate shown for zero coupon bonds is the current effective yield.
(d)Security is fair valued as of December 31, 2001.
(k)Illiquid security.
(n)Declared bankruptcy since December 31, 2001. Portfolio has since ceased accrual of interest.
(o)Security, or portion thereof, out on loan at December 31, 2001. (wts.)Warrants entitle the portfolio to purchase a predetermined number of shares of stock and are non-income producing. Purchase price and number of shares are subject to adjustment under certain conditions until the expiration date. Amount reported for principal amount owned represents number of warrants held.
(144A)The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Security Act of 1933.

See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                     Statements of Assets and Liabilities
                               December 31, 2001

                                                             AGGRESSIVE STOCK                                    STOCK
                                                                            Small           Small       Capital
                                         Mid-Cap         Multi-Cap         Company      Company Value Appreciation    Equity
                                     Growth Portfolio Growth Portfolio Growth Portfolio   Portfolio    Portfolio     Portfolio
                                     ---------------- ---------------- ---------------- ------------- ------------  ------------
Assets:
---------------------------------------------------------------------------------------------------------------------------------
  Investments at value                  $2,269,086      $ 96,981,334     $82,252,328    $347,704,559  $ 57,413,016  $346,598,350
---------------------------------------------------------------------------------------------------------------------------------
  Repurchase agreements                    108,000         2,872,000              --      10,142,000            --       828,000
---------------------------------------------------------------------------------------------------------------------------------
  Foreign currency at value
   (cost -- $969, $125, $4,798)                 --                --              --              --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Investment of collateral received
   for securities lent                          --             1,920       4,278,508      28,410,185     2,632,108    23,338,526
---------------------------------------------------------------------------------------------------------------------------------
  Receivable for securities lending
   income                                       --             1,952           4,447          12,426         1,452         5,369
---------------------------------------------------------------------------------------------------------------------------------
  Receivable for fund shares sold           26,099           183,470         104,096         424,915        85,722       265,075
---------------------------------------------------------------------------------------------------------------------------------
  Receivable for investments sold            1,318         1,199,495         727,927       1,411,369            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Dividends and interest receivable             53            26,750           8,200         210,743        19,103        53,633
---------------------------------------------------------------------------------------------------------------------------------
  Forward currency contracts
   receivable                                   --                --              --              --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Due from investment adviser                   --                --              --              --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Cash and other assets                        217             1,265           1,530           4,403        83,960         3,325
---------------------------------------------------------------------------------------------------------------------------------
   Total assets                          2,404,773       101,268,186      87,377,036     388,320,600    60,235,361   371,092,278
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
---------------------------------------------------------------------------------------------------------------------------------
  Payable for fund shares
   redeemed                                    342            20,602          24,348         115,775         9,388       129,257
---------------------------------------------------------------------------------------------------------------------------------
  Payable for investments
   purchased                                10,117         1,184,841         402,075          12,000            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Payable due upon return of
   securities loaned (Note 4)                   --             1,920       4,278,508      28,410,185     2,632,108    23,338,526
---------------------------------------------------------------------------------------------------------------------------------
  Forward currency contracts
   payable                                      --                --              --              --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Investment advisory fees payable           1,377            83,896          67,060         236,874        36,214       240,648
---------------------------------------------------------------------------------------------------------------------------------
  Due to investment adviser                    133                --              --              --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Accrued expenses and other
   liabilities                               4,191            19,996          14,191          64,510        15,734        63,839
---------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                        16,160         1,311,255       4,786,182      28,839,344     2,693,444    23,772,270
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                              $2,388,613      $ 99,956,931     $82,590,854    $359,481,256  $ 57,541,917  $347,320,008
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
---------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                         $2,505,843      $170,165,839     $85,548,387    $334,593,887  $ 75,315,161  $449,756,382
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (accumulated) net
 investment income (loss)                       --                --              --       1,254,167            53            --
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (accumulated) net
 realized gain (loss) on
 investments and foreign currency         (240,095)      (74,577,257)     (4,293,074)      5,403,574   (21,715,907)  (27,118,233)
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation
 (depreciation) on investments
 and foreign currency
 denominated amounts                       122,865         4,368,349       1,335,541      18,229,628     3,942,610   (75,318,141)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                              $2,388,613      $ 99,956,931     $82,590,854    $359,481,256  $ 57,541,917  $347,320,008
---------------------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                    310,820        11,852,974      10,498,346      18,349,781    10,105,266    20,035,239
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                    $7.68             $8.43           $7.87          $19.59         $5.69        $17.34
---------------------------------------------------------------------------------------------------------------------------------
Investments at cost                     $2,254,221      $ 95,484,985     $80,916,787    $339,616,931  $ 53,470,408  $422,744,491
---------------------------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                  STOCK                         INTERNATIONAL/GLOBAL              DOMESTIC HYBRID           INCOME
                               Growth     Emerging  International                                         High-Yield
Equity Income   Growth       and Income   Countries    Growth     Worldwide  Balanced       Managed          Bond
  Portfolio    Portfolio     Portfolio    Portfolio   Portfolio    Growth    Portfolio     Portfolio      Portfolio
------------- ------------  ------------  --------- ------------- --------- -----------  --------------  ------------
----------------------------------------------------------------------------------------------------------------------
 $35,515,955  $272,579,804  $172,515,823  $847,886  $ 61,947,715  $662,302  $19,772,242  $1,061,442,019  $103,274,872
----------------------------------------------------------------------------------------------------------------------
   5,372,000     7,511,000       154,000        --       703,000   157,000    1,971,000      13,318,000     1,647,000
----------------------------------------------------------------------------------------------------------------------
          --            --            --       991           111     4,797           --              --            --
----------------------------------------------------------------------------------------------------------------------
     678,929            --     9,623,035        --     5,386,930        --           --      28,089,006     3,776,010
----------------------------------------------------------------------------------------------------------------------
         872         4,519         3,492        --         2,232        --           --          14,552         3,209
----------------------------------------------------------------------------------------------------------------------
     158,882       451,255       145,849        67        61,306     2,553       75,642         304,296       201,383
----------------------------------------------------------------------------------------------------------------------
          --            --            --        --        57,681        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
      52,654       108,017        76,837     2,242         8,473       261      118,599       1,219,494     2,665,038
----------------------------------------------------------------------------------------------------------------------

          --            --            --        --       265,377        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
          --            --            --     8,355            --     5,993           --              --            --
----------------------------------------------------------------------------------------------------------------------
       1,316         3,682         2,149    31,898       106,087     2,366          876          12,830         1,342
----------------------------------------------------------------------------------------------------------------------
  41,780,608   280,658,277   182,521,185   891,439    68,538,912   835,272   21,938,359   1,104,400,197   111,568,854
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
      24,054       152,455        53,777       240        42,073        78        3,521         445,300        28,101
----------------------------------------------------------------------------------------------------------------------
     539,127            --       173,087     5,356            --    55,838           --              --            --
----------------------------------------------------------------------------------------------------------------------
     678,929            --     9,623,035        --     5,386,930        --           --      28,089,006     3,776,010
----------------------------------------------------------------------------------------------------------------------
          --            --            --        23       293,452        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
      25,231       177,647       108,721       885        45,041       628       13,706         689,641        54,597
----------------------------------------------------------------------------------------------------------------------
          --            --            --        --            --        --           --              --            --
----------------------------------------------------------------------------------------------------------------------
       6,940        48,798        31,153     9,184        29,471     9,236        4,041         193,354        24,290
----------------------------------------------------------------------------------------------------------------------
   1,274,281       378,900     9,989,773    15,688     5,796,967    65,780       21,268      29,417,301     3,882,998
----------------------------------------------------------------------------------------------------------------------
 $40,506,327  $280,279,377  $172,531,412  $875,751  $ 62,741,945  $769,492  $21,917,091  $1,074,982,896  $107,685,856
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 $43,480,616  $319,807,410  $189,313,381  $847,506  $ 82,474,877  $816,923  $22,310,043  $1,069,678,315  $132,691,845
----------------------------------------------------------------------------------------------------------------------
     509,068       944,041     1,575,020     2,704       340,573    (1,278)     389,646       7,429,575           (35)
----------------------------------------------------------------------------------------------------------------------
  (2,919,397)  (55,739,607)   (1,433,435)  (59,638)  (16,488,921)  (79,814)  (1,867,899)    (13,093,315)  (13,915,420)
----------------------------------------------------------------------------------------------------------------------
    (563,960)   15,267,533   (16,923,554)   85,179    (3,584,584)   33,661    1,085,301      10,968,321   (11,090,534)
----------------------------------------------------------------------------------------------------------------------
 $40,506,327  $280,279,377  $172,531,412  $875,751  $ 62,741,945  $769,492  $21,917,091  $1,074,982,896  $107,685,856
----------------------------------------------------------------------------------------------------------------------
   8,071,682    53,750,475    31,863,535    92,002    14,486,713    86,242    4,513,789      54,843,093    24,785,376
----------------------------------------------------------------------------------------------------------------------
       $5.02         $5.21         $5.41     $9.52         $4.33     $8.92        $4.86          $19.60         $4.34
----------------------------------------------------------------------------------------------------------------------
 $41,451,915  $264,823,271  $189,593,377  $762,722  $ 66,205,745  $785,613  $20,657,941  $1,063,791,698  $116,012,406
----------------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                           Statements of Operations
                     For the Year Ended December 31, 2001


                                                        AGGRESSIVE STOCK                                         STOCK
                                 Mid-Cap       Multi-Cap             Small            Small           Capital
                                  Growth        Growth              Company          Company        Appreciation
                                Portfolio      Portfolio        Growth Portfolio Value Portfolio     Portfolio
                               ------------   ------------      ---------------- ---------------    ------------
                               5/1/2001/(2)/-
Investment Income:              12/31/2001
-----------------------------------------------------------------------------------------------------------------------
  Dividends                     $     529     $    564,486/(1)/   $   136,915      $ 3,708,785/(1)/ $    391,112/(1)/
-----------------------------------------------------------------------------------------------------------------------
  Interest                          1,943          348,768            212,595          646,521           105,632
-----------------------------------------------------------------------------------------------------------------------
  Securities lending income            --           16,559             26,014           71,745             8,382
-----------------------------------------------------------------------------------------------------------------------
   Total investment income          2,472          929,813            375,524        4,427,051           505,126
-----------------------------------------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------------------------------------
  Investment advisory fees          5,450        1,072,634            771,296        2,835,718           463,437
-----------------------------------------------------------------------------------------------------------------------
  Custodian and fund
   accounting fees                 19,753           33,533             21,983           84,812            29,152
-----------------------------------------------------------------------------------------------------------------------
  Reports and notices to
   shareholders                     1,089           55,810             40,591          183,809            32,442
-----------------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses          30            2,265              1,639            7,613             1,332
-----------------------------------------------------------------------------------------------------------------------
  Audit and legal fees              1,032           13,900             10,839           48,940             8,006
-----------------------------------------------------------------------------------------------------------------------
  Miscellaneous                       216            1,801              2,709           11,960             1,409
-----------------------------------------------------------------------------------------------------------------------
    Total expenses                 27,570        1,179,943            849,057        3,172,852           535,778
-----------------------------------------------------------------------------------------------------------------------
   Less: Expense
    reimbursement                 (19,220)                                                                (8,490)/(3)/
-----------------------------------------------------------------------------------------------------------------------
   Total expenses, net of
    reimbursement                   8,350        1,179,943            849,057        3,172,852           527,288
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)       (5,878)        (250,130)          (473,533)       1,254,199           (22,162)
-----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain
 (loss) on investments--net:
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   investments                   (240,095)     (43,924,848)        (4,158,949)       9,244,162       (14,699,218)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   foreign currency
   transactions                        --               --                 --               --              (893)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on
   options transactions                --               --                 --               --                --
-----------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
   gain (loss) on investments
   and foreign currency
   denominated amounts            122,865       21,811,599          1,167,884        6,881,719           424,502
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments      (117,230)     (22,113,249)        (2,991,065)      16,125,881       (14,275,609)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                     $(123,108)    $(22,363,379)       $(3,464,598)     $17,380,080      $(14,297,771)
-----------------------------------------------------------------------------------------------------------------------


                                 Equity
                                Portfolio
                               ------------

Investment Income:
--------------------------------------------
  Dividends                    $    792,590
--------------------------------------------
  Interest                           86,145
--------------------------------------------
  Securities lending income          32,321
--------------------------------------------
   Total investment income          911,056
--------------------------------------------
Expenses:
--------------------------------------------
  Investment advisory fees        3,074,203
--------------------------------------------
  Custodian and fund
   accounting fees                   57,955
--------------------------------------------
  Reports and notices to
   shareholders                     193,078
--------------------------------------------
  Trustees' fees and expenses         7,870
--------------------------------------------
  Audit and legal fees               50,551
--------------------------------------------
  Miscellaneous                      13,056
--------------------------------------------
    Total expenses                3,396,713
--------------------------------------------
   Less: Expense
    reimbursement                        --
--------------------------------------------
   Total expenses, net of
    reimbursement                 3,396,713
--------------------------------------------
Net investment income (loss)     (2,485,657)
--------------------------------------------
Realized and unrealized gain
 (loss) on investments--net:
--------------------------------------------
  Net realized gain (loss) on
   investments                  (26,961,273)
--------------------------------------------
  Net realized gain (loss) on
   foreign currency
   transactions                          --
--------------------------------------------
  Net realized gain (loss) on
   options transactions                  --
--------------------------------------------
  Net change in unrealized
   gain (loss) on investments
   and foreign currency
   denominated amounts          (62,098,607)
--------------------------------------------
Net realized and unrealized
 gain (loss) on investments     (89,059,880)
--------------------------------------------
Net increase (decrease) in net
 assets resulting from
 operations                    $(91,545,537)
--------------------------------------------

(1)Net of foreign taxes withheld of $4,625 for Multi-Cap Growth, $1,404 for Small Company Value, $2,243 for Capital Appreciation, $1,335 for Equity Income, $9,938 for Growth, $13,557 for Growth and Income, $1,430 for Emerging Countries, $155,134 for International Growth, $113 for Worldwide Growth, $359 for Balanced and $27,426 for Managed.
(2)Commencement of operations.
(3)Includes $8,490 for Capital Appreciation and $88,158 for Managed of credits earned under an expense offset arrangement.

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                       STOCK                                       INTERNATIONAL/GLOBAL
  Equity                            Growth and         Emerging      International     Worldwide
  Income           Growth             Income          Countries         Growth           Growth
 Portfolio        Portfolio         Portfolio         Portfolio        Portfolio       Portfolio
-----------      ------------      ------------      ------------    -------------    ------------
                                                     5/1/2001/(2)/-                   5/1/2001/(2)/-
                                                      12/31/2001                       12/31/2001
------------------------------------------------------------------------------------------------------
$   696,980/(1)/ $  2,824,350/(1)/ $  2,016,875/(1)/   $  9,373/(1)/ $  983,818/ (1)/   $  1,413/(1)/
------------------------------------------------------------------------------------------------------
    135,846           458,741           986,049           1,247            43,535          2,129
------------------------------------------------------------------------------------------------------
      4,986            22,841            19,579              --            13,743             --
------------------------------------------------------------------------------------------------------
    837,812         3,305,932         3,022,503          10,620         1,041,096          3,542
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
    273,005         2,112,475         1,283,945           4,521           637,653          3,445
------------------------------------------------------------------------------------------------------
     21,203            52,091            45,329          35,493           126,110         29,804
------------------------------------------------------------------------------------------------------
     18,343           144,380            86,202           1,021            38,831          1,042
------------------------------------------------------------------------------------------------------
        784             6,094             3,615              27             1,611             26
------------------------------------------------------------------------------------------------------
      4,610            39,234            24,056           1,432             9,904          1,384
------------------------------------------------------------------------------------------------------
        929             7,285             4,303           5,670             2,097          4,360
------------------------------------------------------------------------------------------------------
    318,874         2,361,559         1,447,450          48,164           816,206         40,061
------------------------------------------------------------------------------------------------------
         --                --                --         (41,657)               --        (35,241)
------------------------------------------------------------------------------------------------------
    318,874         2,361,559         1,447,450           6,507           816,206          4,820
------------------------------------------------------------------------------------------------------
    518,938           944,373         1,575,053           4,113           224,890         (1,278)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 (1,106,815)      (27,891,294)       (1,223,217)        (54,048)      (10,532,257)       (84,205)
------------------------------------------------------------------------------------------------------
         --                --                --          (6,998)       (4,855,390)         4,391
------------------------------------------------------------------------------------------------------
         --                --            27,224              --                --             --
------------------------------------------------------------------------------------------------------
 (3,465,145)      (13,703,520)      (22,359,578)         85,179       (11,353,742)        33,661
------------------------------------------------------------------------------------------------------
 (4,571,960)      (41,594,814)      (23,555,571)         24,133       (26,741,389)       (46,153)
------------------------------------------------------------------------------------------------------
$(4,053,022)     $(40,650,441)     $(21,980,518)       $ 28,246      $(26,516,499)      $(47,431)
------------------------------------------------------------------------------------------------------

          DOMESTIC HYBRID              INCOME
                                     High-Yield
 Balanced           Managed             Bond
 Portfolio         Portfolio         Portfolio
-----------      -------------       -----------


-------------------------------------------------
$   112,614/(1)/ $  16,441,881/(1)/  $    13,500
-------------------------------------------------
    444,203          1,018,580         9,745,825
-------------------------------------------------
         --            100,786            16,953
-------------------------------------------------
    556,817         17,561,247         9,776,278
-------------------------------------------------
-------------------------------------------------
    140,395          9,147,423           607,251
-------------------------------------------------
     13,761            237,714            47,325
-------------------------------------------------
      9,364            600,159            49,110
-------------------------------------------------
        408             25,914             2,134
-------------------------------------------------
      2,327            159,439            14,593
-------------------------------------------------
        894             49,155            53,623
-------------------------------------------------
    167,149         10,219,804           774,036
-------------------------------------------------
         --            (88,158)/(3)/          --
-------------------------------------------------
    167,149         10,131,646           774,036
-------------------------------------------------
    389,668          7,429,601         9,002,242
-------------------------------------------------
-------------------------------------------------
 (1,019,456)        (1,304,144)       (6,344,265)
-------------------------------------------------
         --                 --                --
-------------------------------------------------
         --                 --                --
-------------------------------------------------
     31,326       (161,631,470)        2,718,860
-------------------------------------------------
   (988,130)      (162,935,614)       (3,625,405)
-------------------------------------------------
$  (598,462)     $(155,506,013)      $ 5,376,837
-------------------------------------------------

                      See notes to financial statements.


                         ENTERPRISE Accumulation Trust

                      Statements of Changes in Net Assets


                                                                                                AGGRESSIVE STOCK
                                                                     Mid-Cap Growth        Multi-Cap Growth
                                                                        Portfolio              Portfolio
                                                                    ----------------- --------------------------
                                                                     For the Period
                                                                       May 1, 2001     Year Ended    Year Ended
                                                                         through      December 31,  December 31,
                                                                    December 31, 2001     2001          2000
                                                                    ----------------- ------------  ------------
From Operations:
 Net investment income (loss)                                          $   (5,878)    $   (250,130) $   (170,808)
------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign currency
  transactions                                                           (240,095)     (43,924,848)  (30,652,410)
------------------------------------------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments and foreign
  currency denominated amounts                                            122,865       21,811,599   (27,498,816)
------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from operations             (123,108)     (22,363,379)  (58,322,034)
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
 Net investment income                                                         --               --            --
------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments                                             --               --       (72,514)
------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                         --               --       (72,514)
------------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
 Shares sold                                                            2,835,147       21,203,085   167,886,866
------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                                 --               --        72,214
------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                                         (323,426)     (27,596,880)  (28,810,371)
------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets resulting from capital
    share transactions                                                  2,511,721       (6,393,795)  139,148,709
------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                              2,388,613      (28,757,174)   80,754,161
------------------------------------------------------------------------------------------------------------------
Net Assets:
 Beginning of period                                                           --      128,714,105    47,959,944
------------------------------------------------------------------------------------------------------------------
 End of period                                                         $2,388,613     $ 99,956,931  $128,714,105
------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
 Issued                                                                   353,083        2,413,405    11,588,307
------------------------------------------------------------------------------------------------------------------
 Issued in reinvestment of distributions                                       --               --         5,442
------------------------------------------------------------------------------------------------------------------
 Redeemed                                                                 (42,263)      (3,243,328)   (2,188,380)
------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                310,820         (829,923)    9,405,369
------------------------------------------------------------------------------------------------------------------

                                                                       Small Company Growth
                                                                             Portfolio
                                                                    --------------------------

                                                                     Year Ended    Year Ended
                                                                    December 31,  December 31,
                                                                        2001          2000
                                                                    ------------  ------------
From Operations:
 Net investment income (loss)                                       $   (473,533) $   (190,734)
-----------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign currency
  transactions                                                        (4,158,949)    3,056,029
-----------------------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments and foreign
  currency denominated amounts                                         1,167,884    (4,905,508)
-----------------------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from operations          (3,464,598)   (2,040,213)
-----------------------------------------------------------------------------------------------
Distributions to Shareholders From:
 Net investment income                                                        --            --
-----------------------------------------------------------------------------------------------
 Net realized gains on investments                                    (2,999,360)     (566,844)
-----------------------------------------------------------------------------------------------
   Total distributions to shareholders                                (2,999,360)     (566,844)
-----------------------------------------------------------------------------------------------
From Capital Share Transactions:
 Shares sold                                                          23,486,943    76,436,228
-----------------------------------------------------------------------------------------------
 Reinvestment of distributions                                         2,984,169       563,525
-----------------------------------------------------------------------------------------------
 Shares redeemed                                                     (19,477,141)  (15,761,125)
-----------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets resulting from capital
    share transactions                                                 6,993,971    61,238,628
-----------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                               530,013    58,631,571
-----------------------------------------------------------------------------------------------
Net Assets:
 Beginning of period                                                  82,060,841    23,429,270
-----------------------------------------------------------------------------------------------
 End of period                                                      $ 82,590,854  $ 82,060,841
-----------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
 Issued                                                                3,025,533     8,508,815
-----------------------------------------------------------------------------------------------
 Issued in reinvestment of distributions                                 503,232        60,659
-----------------------------------------------------------------------------------------------
 Redeemed                                                             (2,570,222)   (1,785,072)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)                                               958,543     6,784,402
-----------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

      AGGRESSIVE STOCK                                              STOCK
    Small Company Value         Capital Appreciation                Equity                   Equity Income
         Portfolio                    Portfolio                    Portfolio                   Portfolio
---------------------------  --------------------------  ----------------------------  -------------------------
 Year Ended    Year Ended     Year Ended    Year Ended    Year Ended     Year Ended     Year Ended   Year Ended
December 31,  December 31,   December 31,  December 31,  December 31,   December 31,   December 31, December 31,
    2001          2000           2001          2000          2001           2000           2001         2000
------------  -------------  ------------  ------------  -------------  -------------  ------------ ------------
$  1,254,199  $     889,966  $    (22,162) $    379,165  $  (2,485,657) $  (3,162,475) $   518,938  $    403,511
-----------------------------------------------------------------------------------------------------------------
   9,244,162     88,810,846   (14,700,111)   (7,016,829)   (26,961,273)    67,184,421   (1,106,815)   (1,638,413)
-----------------------------------------------------------------------------------------------------------------
   6,881,719    (80,732,975)      424,502    (2,067,307)   (62,098,607)   (86,087,472)  (3,465,145)    3,151,187
-----------------------------------------------------------------------------------------------------------------
  17,380,080      8,967,837   (14,297,771)   (8,704,971)   (91,545,537)   (22,065,526)  (4,053,022)    1,916,285
-----------------------------------------------------------------------------------------------------------------
    (889,935)      (534,498)     (379,194)           --             --     (3,871,356)    (398,514)     (135,133)
-----------------------------------------------------------------------------------------------------------------
 (90,064,191)   (68,596,348)           --    (3,756,057)   (64,010,440)  (139,476,796)          --            --
-----------------------------------------------------------------------------------------------------------------
 (90,954,126)   (69,130,846)     (379,194)   (3,756,057)   (64,010,440)  (143,348,152)    (398,514)     (135,133)
-----------------------------------------------------------------------------------------------------------------
  87,283,407    106,728,486    14,904,203    60,979,357     80,473,076    251,278,937   21,035,959    15,279,206
-----------------------------------------------------------------------------------------------------------------
  90,954,126     69,130,846       377,340     3,735,776     64,010,440    143,348,152      395,853       133,914
-----------------------------------------------------------------------------------------------------------------
 (96,452,135)  (219,989,118)  (16,045,111)  (12,400,490)  (129,522,115)  (328,622,464)  (9,302,707)  (12,362,533)
-----------------------------------------------------------------------------------------------------------------
  81,785,398    (44,129,786)     (763,568)   52,314,643     14,961,401     66,004,625   12,129,105     3,050,587
-----------------------------------------------------------------------------------------------------------------
   8,211,352   (104,292,795)  (15,440,533)   39,853,615   (140,594,576)   (99,409,053)   7,677,569     4,831,739
-----------------------------------------------------------------------------------------------------------------
 351,269,904    455,562,699    72,982,450    33,128,835    487,914,584    587,323,637   32,828,758    27,997,019
-----------------------------------------------------------------------------------------------------------------
$359,481,256  $ 351,269,904  $ 57,541,917  $ 72,982,450  $ 347,320,008  $ 487,914,584  $40,506,327  $ 32,828,758
-----------------------------------------------------------------------------------------------------------------
   3,595,528      3,509,253     2,475,376     7,558,799      3,674,197      6,301,062    4,023,293     2,906,261
-----------------------------------------------------------------------------------------------------------------
   5,375,539      2,647,677        80,114       473,482      4,893,764      4,149,006       86,810        25,556
-----------------------------------------------------------------------------------------------------------------
  (4,031,266)    (7,233,268)   (2,738,697)   (1,574,790)    (6,007,688)    (8,180,909)  (1,810,230)   (2,374,559)
-----------------------------------------------------------------------------------------------------------------
   4,939,801     (1,076,338)     (183,207)    6,457,491      2,560,273      2,269,159    2,299,873       557,258
-----------------------------------------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust


                                                                                      STOCK

                                                                  Growth Portfolio       Growth and Income Portfolio
                                                             --------------------------  --------------------------

                                                              Year Ended    Year Ended    Year Ended    Year Ended
                                                             December 31,  December 31,  December 31,  December 31,
                                                                 2001          2000          2001          2000
                                                             ------------  ------------  ------------  ------------
From Operations:
 Net investment income (loss)                                $    944,373  $  1,279,006  $  1,575,053  $  1,510,920
---------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign
  currency transactions                                       (27,891,294)  (27,848,215)   (1,195,993)     (226,132)
---------------------------------------------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments and
  foreign currency denominated amounts                        (13,703,520)    5,092,272   (22,359,578)     (474,975)
---------------------------------------------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from operations  (40,650,441)  (21,476,937)  (21,980,518)      809,813
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
 Net investment income                                         (1,278,763)     (310,822)   (1,510,786)     (412,781)
---------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments                                     --    (2,664,332)           --        (5,052)
---------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                         (1,278,763)   (2,975,154)   (1,510,786)     (417,833)
---------------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
 Shares sold                                                   60,374,413   182,382,298    58,810,807   108,499,421
---------------------------------------------------------------------------------------------------------------------
 Reinvestment of distributions                                  1,277,577     2,972,291     1,508,382       417,006
---------------------------------------------------------------------------------------------------------------------
 Shares redeemed                                              (58,649,988)  (72,415,448)  (35,649,573)  (27,842,783)
---------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets resulting from
    capital share transactions                                  3,002,002   112,939,141    24,669,616    81,073,644
---------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                    (38,927,202)   88,487,050     1,178,312    81,465,624
---------------------------------------------------------------------------------------------------------------------
Net Assets:
 Beginning of period                                          319,206,579   230,719,529   171,353,100    89,887,476
---------------------------------------------------------------------------------------------------------------------
 End of period                                               $280,279,377  $319,206,579  $172,531,412  $171,353,100
---------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
 Issued                                                        11,519,790    29,515,169    10,301,919    17,481,834
---------------------------------------------------------------------------------------------------------------------
 Issued in reinvestment of distributions                          287,743       509,827       314,902        65,878
---------------------------------------------------------------------------------------------------------------------
 Redeemed                                                     (11,362,223)  (11,915,959)   (6,403,660)   (4,483,127)
---------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                        445,310    18,109,037     4,213,161    13,064,585
---------------------------------------------------------------------------------------------------------------------

                                                               INTERNATIONAL/
                                                                   GLOBAL
                                                                  Emerging
                                                             Countries Portfolio
                                                             -------------------
                                                               For the Period
                                                                 May 1, 2001
                                                                   through
                                                              December 31, 2001
                                                             -------------------
From Operations:
 Net investment income (loss)                                     $  4,113
--------------------------------------------------------------------------------
 Net realized gain (loss) on investments and foreign
  currency transactions                                            (61,046)
--------------------------------------------------------------------------------
 Net change in unrealized gain (loss) on investments and
  foreign currency denominated amounts                              85,179
--------------------------------------------------------------------------------
 Increase (decrease) in net assets resulting from operations        28,246
--------------------------------------------------------------------------------
Distributions to Shareholders From:
 Net investment income                                                  --
--------------------------------------------------------------------------------
 Net realized gains on investments                                      --
--------------------------------------------------------------------------------
   Total distributions to shareholders                                  --
--------------------------------------------------------------------------------
From Capital Share Transactions:
 Shares sold                                                       938,285
--------------------------------------------------------------------------------
 Reinvestment of distributions                                          --
--------------------------------------------------------------------------------
 Shares redeemed                                                   (90,780)
--------------------------------------------------------------------------------
   Total increase (decrease) in net assets resulting from
    capital share transactions                                     847,505
--------------------------------------------------------------------------------
   Total increase (decrease) in net assets                         875,751
--------------------------------------------------------------------------------
Net Assets:
 Beginning of period                                                    --
--------------------------------------------------------------------------------
 End of period                                                    $875,751
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
 Issued                                                            103,079
--------------------------------------------------------------------------------
 Issued in reinvestment of distributions                                --
--------------------------------------------------------------------------------
 Redeemed                                                          (11,077)
--------------------------------------------------------------------------------
   Net increase (decrease)                                          92,002
--------------------------------------------------------------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

              INTERNATIONAL/GLOBAL                                    DOMESTIC HYBRID
                                   Worldwide
International Growth Portfolio Growth Portfolio     Balanced Portfolio            Managed Portfolio
------------------------------ ----------------- ------------------------  -------------------------------
                                For the Period
  Year Ended      Year Ended      May 1, 2001     Year Ended   Year Ended    Year Ended      Year Ended
 December 31,    December 31,       through      December 31, December 31,  December 31,    December 31,
     2001            2000      December 31, 2001     2001         2000          2001            2000
------------     ------------  ----------------- ------------ ------------ --------------  ---------------
$    224,890     $    (70,061)     $  (1,278)    $   389,668  $   302,054  $    7,429,601  $    25,089,070
------------------------------------------------------------------------------------------------------------
 (15,387,647)       6,510,767        (79,814)     (1,019,456)    (848,442)     (1,304,144)      62,147,934
------------------------------------------------------------------------------------------------------------
 (11,353,742)     (30,246,834)        33,661          31,326      651,159    (161,631,470)     (85,248,197)
------------------------------------------------------------------------------------------------------------
 (26,516,499)     (23,806,128)       (47,431)       (598,462)     104,771    (155,506,013)       1,988,807
------------------------------------------------------------------------------------------------------------
    (478,048)        (214,310)            --        (302,038)     (38,498)    (25,088,627)     (32,016,565)
------------------------------------------------------------------------------------------------------------
  (7,404,831)     (10,426,778)            --              --      (64,380)    (60,029,869)    (496,302,842)
------------------------------------------------------------------------------------------------------------
  (7,882,879)     (10,641,088)            --        (302,038)    (102,878)    (85,118,496)    (528,319,407)
------------------------------------------------------------------------------------------------------------
  25,163,759       79,884,225        930,296       8,787,404   10,675,274     127,860,176      209,271,465
------------------------------------------------------------------------------------------------------------
   7,882,879       10,641,088             --         298,361      101,218      85,118,496      528,319,407
------------------------------------------------------------------------------------------------------------
 (36,455,754)     (89,782,714)      (113,373)     (3,431,098)  (3,501,470)   (350,234,987)  (1,050,863,758)
------------------------------------------------------------------------------------------------------------

  (3,409,116)         742,599        816,923       5,654,667    7,275,022    (137,256,315)    (313,272,886)
------------------------------------------------------------------------------------------------------------
 (37,808,494)     (33,704,617)       769,492       4,754,167    7,276,915    (377,880,824)    (839,603,486)
------------------------------------------------------------------------------------------------------------
 100,550,439      134,255,056             --      17,162,924    9,886,009   1,452,863,720    2,292,467,206
------------------------------------------------------------------------------------------------------------
$ 62,741,945     $100,550,439      $ 769,492     $21,917,091  $17,162,924  $1,074,982,896  $ 1,452,863,720
------------------------------------------------------------------------------------------------------------
   4,701,209        9,514,509         98,691       1,829,143    2,105,460       5,848,008        6,506,126
------------------------------------------------------------------------------------------------------------
   2,036,920        1,502,978                         67,964       20,407       5,090,819       22,395,905
------------------------------------------------------------------------------------------------------------
  (6,749,390)     (10,963,779)       (12,449)       (719,631)    (692,348)    (16,158,233)     (31,995,234)
------------------------------------------------------------------------------------------------------------
     (11,261)          53,708         86,242       1,177,476    1,433,519      (5,219,406)      (3,093,203)
------------------------------------------------------------------------------------------------------------

          INCOME

 High-Yield Bond Portfolio
--------------------------

 Year Ended    Year Ended
December 31,  December 31,
    2001          2000
------------  ------------
$  9,002,242  $  9,141,854
---------------------------
  (6,344,265)   (4,143,312)
---------------------------
   2,718,860    (7,185,253)
---------------------------
   5,376,837    (2,186,711)
---------------------------
  (9,002,003)   (9,141,854)
---------------------------
          --            --
---------------------------
  (9,002,003)   (9,141,854)
---------------------------
  41,709,920    26,765,833
---------------------------
   9,002,002     9,141,854
---------------------------
 (27,737,041)  (46,059,374)
---------------------------

  22,974,881   (10,151,687)
---------------------------
  19,349,715   (21,480,252)
---------------------------
  88,336,141   109,816,393
---------------------------
$107,685,856  $ 88,336,141
---------------------------
   9,215,860     5,587,208
---------------------------
   2,011,686     1,920,099
---------------------------
  (6,143,407)   (9,524,093)
---------------------------
   5,084,139    (2,016,786)
---------------------------

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                      For the Period
                                                                                      5/01/01 through
Mid-Cap Growth                                                                           12/31/01
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $ 10.00
                                                                                          -------
Income from investment operations:
Net investment income (loss)                                                                (0.04)/C/
Net realized and unrealized gain (loss) on investments                                      (2.28)
                                                                                          -------
Total from investment operations                                                            (2.32)
                                                                                          -------
Less dividends and distributions:
Dividends from net investment income                                                           --
Distributions from capital gains                                                               --
                                                                                          -------
Total distributions                                                                            --
                                                                                          -------
Net asset value, end of period                                                            $  7.68
                                                                                          =======
Total return                                                                               (23.20)%/B/
Net assets end of period (000)                                                            $ 2,389
Ratio of expenses to average net assets                                                      1.15%/A/
Ratio of expenses to average net assets (excluding reimbursement)                            3.80%/A/
Ratio of net investment income (loss) to average net assets                                 (0.81)%/A/
Ratio of net investment income (loss) to average net assets (excluding reimbursement)       (3.46)%/A/
Portfolio turnover                                                                            135%

                                                                   Year Ended    Year Ended    For the Period
                                                                  December 31,  December 31,   7/15/99 through
Multi-Cap Growth Portfolio                                            2001          2000         12/31/1999
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 10.15       $  14.63         $  5.00
                                                                    -------       --------         -------
Income from investment operations:
Net investment income (loss)                                          (0.02)/C/      (0.02)/C/       (0.01)/C/
Net realized and unrealized gain (loss) on investments                (1.70)         (4.45)           9.64
                                                                    -------       --------         -------
Total from investment operations                                      (1.72)         (4.47)           9.63
                                                                    -------       --------         -------
Less dividends and distributions:
Dividends from net investment income                                     --             --              --
Distributions from capital gains                                         --          (0.01)             --
                                                                    -------       --------         -------
Total distributions                                                      --          (0.01)             --
                                                                    -------       --------         -------
Net asset value, end of period                                      $  8.43       $  10.15         $ 14.63
                                                                    =======       ========         =======
Total return                                                         (16.95)%       (30.59)%        192.60%/B/
Net assets end of period (000)                                      $99,957       $128,714         $47,960
Ratio of expenses to average net assets                                1.10%          1.10%           1.40%/A/
Ratio of expenses to average net assets (excluding reimbursement)      1.10%          1.10%           1.52%/A/
Ratio of net investment income (loss) to average net assets           (0.23)%        (0.13)%         (0.21)/A/
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                            (0.23)%        (0.13)%         (0.32)/A/
Portfolio turnover                                                      107%           128%             21%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   Year Ended    Year Ended    Year Ended    For the Period
                                                                  December 31,  December 31,  December 31,  12/01/98 through
Small Company Growth Portfolio                                        2001          2000          1999         12/31/1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  8.60       $  8.50       $  5.46         $  5.00
                                                                    -------       -------       -------         -------
Income from investment operations:/E/
Net investment income (loss)                                          (0.05)/C/     (0.03)/C/     (0.05)/C/          --
Net realized and unrealized gain (loss) on investments                (0.38)         0.20          3.09            0.46
                                                                    -------       -------       -------         -------
Total from investment operations                                      (0.43)         0.17          3.04            0.46
                                                                    -------       -------       -------         -------
Less dividends and distributions:
Dividends from net investment income                                     --            --            --              --
Distributions from capital gains                                      (0.30)        (0.07)           --              --
                                                                    -------       -------       -------         -------
Total distributions                                                   (0.30)        (0.07)           --              --
                                                                    -------       -------       -------         -------
Net asset value, end of period                                      $  7.87       $  8.60       $  8.50         $  5.46
                                                                    =======       =======       =======         =======
Total return                                                          (3.80)%        1.90%        55.68%           9.20% /B/
Net assets end of period (000)                                      $82,591       $82,061       $23,429         $   469
Ratio of expenses to average net assets                                1.10%         1.11%         1.40%           1.40%/A/
Ratio of expenses to average net assets (excluding reimbursement)      1.10%         1.11%         1.55%          60.67%/A/
Ratio of net investment income (loss) to average net assets           (0.62)%       (0.32)%       (0.81)%         (1.26)%/A/
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                            (0.62)%       (0.32)%       (0.96)%        (60.54)%/A/
Portfolio turnover                                                       40%           47%           37%              4%

                                                                                  For the years ended December 31,
                                                                       ------------------------------------------------------
Small Company Value Portfolio                                            2001        2000        1999        1998      1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  26.19    $  31.45    $  27.36    $  26.70  $  20.22
                                                                       --------    --------    --------    --------  --------
Income from investment operations:
Net investment income (loss)                                               0.08/C/     0.07/C/     0.04/C/     0.16      0.05
Net realized and unrealized gain (loss) on investments                     0.21        0.71        6.27        2.33      8.91
                                                                       --------    --------    --------    --------  --------
Total from investment operations                                           0.29        0.78        6.31        2.49      8.96
                                                                       --------    --------    --------    --------  --------
Less dividends and distributions:
Dividends from net investment income                                      (0.07)      (0.05)      (0.16)      (0.08)    (0.15)
Distributions from capital gains                                          (6.82)      (5.99)      (2.06)      (1.75)    (2.33)
                                                                       --------    --------    --------    --------  --------
Total distributions                                                       (6.89)      (6.04)      (2.22)      (1.83)    (2.48)
                                                                       --------    --------    --------    --------  --------
Net asset value, end of period                                         $  19.59    $  26.19    $  31.45    $  27.36  $  26.70
                                                                       ========    ========    ========    ========  ========
Total return                                                               5.25%       2.52%      24.02%       9.61%    44.32%
Net assets end of period (000)                                         $359,481    $351,270    $455,563    $406,801  $365,266
Ratio of expenses to average net assets                                    0.90%       0.89%       0.84%       0.85%     0.86%
Ratio of expenses to average net assets (excluding reimbursement)          0.90%       0.89%       0.84%       0.85%     0.86%
Ratio of net investment income (loss) to average net assets                0.35%       0.23%       0.12%       0.56%     0.21%
Ratio of net investment income (loss) to average net assets (excluding
 reimbursement)                                                            0.35%       0.23%       0.12%       0.56%     0.21%
Portfolio turnover                                                           29%         41%         23%         37%       58%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   Year Ended      Year Ended   Year Ended    For the Period
                                                                  December 31,    December 31, December 31,  12/01/98 through
Capital Appreciation Portfolio                                        2001            2000         1999          12/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  7.09         $  8.65      $  5.57         $  5.00
                                                                    -------         -------      -------         -------
Income from investment operations:
Net investment income (loss)                                           0.00/C, D/      0.05/C/     (0.03)/C/          --
Net realized and unrealized gain (loss) on investments                (1.36)          (1.20)        3.11            0.57
                                                                    -------         -------      -------         -------
Total from investment operations                                      (1.36)          (1.15)        3.08            0.57
                                                                    -------         -------      -------         -------
Less dividends and distributions:
Dividends from net investment income                                  (0.04)             --           --              --
Distributions from capital gains                                         --           (0.41)          --              --
                                                                    -------         -------      -------         -------
Total distributions                                                   (0.04)          (0.41)          --              --
                                                                    -------         -------      -------         -------
Net asset value, end of period                                      $  5.69         $  7.09      $  8.65         $  5.57
                                                                    =======         =======      =======         =======
Total return                                                         (19.11)%        (13.82)%      55.30%          11.40%/B/
Net assets end of period (000)                                      $57,542         $72,982      $33,129         $   511
Ratio of expenses to average net assets                                0.87%/F/        0.86%        1.16%           1.30%/A/
Ratio of expenses to average net assets (excluding reimbursement)      0.87%/F/        0.86%        1.16%          63.71%/A/
Ratio of net investment income (loss) to average net assets           (0.05)%/F/       0.62%       (0.41)%         (0.95)%/A/
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                            (0.05)%/F/       0.62%       (0.41)%        (63.36)%/A/
Portfolio turnover                                                      115%            123%         247%              1%

                                                                                   For the years ended December 31,
                                                                       --------------------------------------------------------
Equity Portfolio                                                         2001         2000         1999        1998      1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  27.92     $  38.62     $  36.82    $  35.09  $  28.86
                                                                       --------     --------     --------    --------  --------
Income from investment operations:/E/
Net investment income (loss)                                              (0.14)/C/    (0.21)/C/     0.23/C/     0.46      0.30
Net realized and unrealized gain (loss) on investments                    (6.42)        0.27         4.86        3.00      7.13
                                                                       --------     --------     --------    --------  --------
Total from investment operations                                          (6.56)        0.06         5.09        3.46      7.43
                                                                       --------     --------     --------    --------  --------
Less dividends and distributions:
Dividends from net investment income                                         --        (0.29)       (0.52)      (0.37)    (0.32)
Distributions from capital gains                                          (4.02)      (10.47)       (2.77)      (1.36)    (0.88)
                                                                       --------     --------     --------    --------  --------
Total distributions                                                       (4.02)      (10.76)       (3.29)      (1.73)    (1.20)
                                                                       --------     --------     --------    --------  --------
Net asset value, end of period                                         $  17.34     $  27.92     $  38.62    $  36.82  $  35.09
                                                                       ========     ========     ========    ========  ========
Total return                                                             (18.81)%      (5.18)%      15.61%       9.90%    25.76%
Net assets end of period (000)                                         $347,320     $487,915     $587,324    $621,338  $517,803
Ratio of expenses to average net assets                                    0.88%        0.87%        0.82%       0.83%     0.84%
Ratio of expenses to average net assets (excluding reimbursement)          0.88%        0.87%        0.82%       0.83%     0.84%
Ratio of net investment income (loss) to average net assets               (0.65)%      (0.55)%       0.63%       1.42%     1.42%
Ratio of net investment income (loss) to average net assets (excluding
 reimbursement)                                                           (0.65)%      (0.55)%       0.63%       1.42%     1.42%
Portfolio turnover                                                           21%          44%         155%         30%       17%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended   Year Ended   For the Period
                                                                  December 31, December 31, December 31, 12/01/98 through
Equity Income Portfolio                                               2001         2000         1999        12/31/1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  5.69      $  5.37      $  5.09        $  5.00
                                                                    -------      -------      -------        -------
Income from investment operations:
Net investment income (loss)                                           0.07/C/      0.08/C/      0.06/C/          --
Net realized and unrealized gain (loss) on investments                (0.69)        0.26         0.23           0.09
                                                                    -------      -------      -------        -------
Total from investment operations                                      (0.62)        0.34         0.29           0.09
                                                                    -------      -------      -------        -------
Less dividends and distributions:
Dividends from net investment income                                  (0.05)       (0.02)       (0.01)            --
Distributions from capital gains                                         --           --           --             --
                                                                    -------      -------      -------        -------
Total distributions                                                   (0.05)       (0.02)       (0.01)            --
                                                                    -------      -------      -------        -------
Net asset value, end of period                                      $  5.02      $  5.69      $  5.37        $  5.09
                                                                    =======      =======      =======        =======
Total return                                                         (10.75)%       6.45%        5.70%          1.80%/B/
Net assets end of period (000)                                      $40,506      $32,829      $27,997        $   465
Ratio of expenses to average net assets                                0.88%        0.88%        1.05%          1.05%/A/
Ratio of expenses to average net assets (excluding reimbursement)      0.88%        0.88%        1.20%         66.67%/A/
Ratio of net investment income (loss) to average net assets            1.43%        1.43%        1.21%          0.54%/A/
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                             1.43%        1.43%        1.06%        (65.07)%/A/
Portfolio turnover                                                       36%          37%          18%             0%

                                                                   Year Ended    Year Ended    Year Ended    For the Period
                                                                  December 31,  December 31,  December 31,  12/01/98 through
Growth Portfolio                                                      2001          2000          1999         12/31/1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $   5.99      $   6.56      $   5.27        $  5.00
                                                                    --------      --------      --------        -------
Income from investment operations:
Net investment income (loss)                                            0.02/C/       0.03/C/       0.02/C/        0.00
Net realized and unrealized gain (loss) on investments                 (0.82)        (0.54)         1.27           0.27
                                                                    --------      --------      --------        -------
Total from investment operations                                       (0.80)        (0.51)         1.29           0.27
                                                                    --------      --------      --------        -------
Less dividends and distributions:
Dividends from net investment income                                    0.02         (0.01)           --             --
Distributions from capital gains                                          --         (0.05)           --             --
                                                                    --------      --------      --------        -------
Total distributions                                                     0.02         (0.06)           --             --
                                                                    --------      --------      --------        -------
Net asset value, end of period                                      $   5.21      $   5.99      $   6.56        $  5.27
                                                                    ========      ========      ========        =======
Total return                                                          (12.56)%       (7.79)%       24.48%          5.40%/B/
Net assets end of period (000)                                      $280,279      $319,207      $230,720        $ 1,943
Ratio of expenses to average net assets                                 0.84%         0.83%         0.84%          1.15%/A/
Ratio of expenses to average net assets (excluding reimbursement)       0.84%         0.83%         0.84%         25.33%/A/
Ratio of net investment income (loss) to average net assets             0.34%         0.45%         0.29%         (0.25)%/A/
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                              0.34%         0.45%         0.29%        (24.43)%/A/
Portfolio turnover                                                        52%           56%           30%             1%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                   Year Ended    Year Ended     Year Ended    For the Period
                                                                  December 31,  December 31,   December 31,  12/01/98 through
Growth and Income Portfolio                                           2001          2000           1999         12/31/1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $   6.20      $   6.16       $  5.11          $ 5.00
                                                                    --------      --------       -------          ------
Income from investment operations:
Net investment income (loss)                                            0.05/C/       0.07/C/       0.07/C/         0.00
Net realized and unrealized gain (loss) on investments                 (0.79)        (0.01)         0.98            0.11
                                                                    --------      --------       -------          ------
Total from investment operations                                       (0.74)         0.06          1.05            0.11
                                                                    --------      --------       -------          ------
Less dividends and distributions:
Dividends from net investment income                                   (0.05)        (0.02)           --              --
Distributions from capital gains                                          --         (0.00)/D/     (0.00)/D/          --
                                                                    --------      --------       -------          ------
Total distributions                                                    (0.05)        (0.02)           --              --
                                                                    --------      --------       -------          ------
Net asset value, end of period                                      $   5.41      $   6.20       $  6.16          $ 5.11
                                                                    ========      ========       =======          ======
Total return                                                          (11.87)%        0.91%        20.55%           2.20%/B/
Net assets end of period (000)                                      $172,531      $171,353       $89,887          $  537
Ratio of expenses to average net assets                                 0.85%         0.85%         0.94%           1.05%/A/
Ratio of expenses to average net assets (excluding reimbursement)       0.85%         0.85%         0.94%          60.68%/A/
Ratio of net investment income (loss) to average net assets             0.92%         1.09%         1.22%          (0.45)%/A/
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                              0.92%         1.09%         1.22%          60.08%/A/
Portfolio turnover                                                         2%            6%            1%              9%

                                                                                      For the Period
                                                                                      5/01/01 through
Emerging Countries                                                                       12/31/01
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $  10.00
                                                                                         --------
Income from investment operations:
Net investment income (loss)                                                              0.06/C/
Net realized and unrealized gain (loss) on investments                                      (0.54)
                                                                                         --------
Total from investment operations                                                            (0.48)
                                                                                         --------
Less dividends and distributions:
Dividends from net investment income                                                           --
Distributions from capital gains                                                               --
                                                                                         --------
Total distributions                                                                            --
                                                                                         --------
Net asset value, end of period                                                           $   9.52
                                                                                         ========
Total return                                                                                (4.80)%/B/
Net assets end of period (000)                                                           $    876
Ratio of expenses to average net assets                                                      1.80%/A/
Ratio of expenses to average net assets (excluding reimbursement)                           13.32%/A/
Ratio of net investment income (loss) to average net assets                                  1.14%/A/
Ratio of net investment income (loss) to average net assets (excluding reimbursement)      (10.39)%/A/
Portfolio turnover                                                                            112%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                 For the years ended December 31,
                                                                       ----------------------------------------------------
International Growth Portfolio                                          2001        2000         1999       1998     1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  6.94    $   9.29     $   6.74    $  6.18  $  6.05
                                                                       -------    --------     --------    -------  -------
Income from investment operations:
Net investment income (loss)                                              0.02/C/    (0.01)/C/     0.03/C/    0.06     0.06
Net realized and unrealized gain (loss) on investments                   (2.02)      (1.57)        2.74       0.84     0.26
                                                                       -------    --------     --------    -------  -------
Total from investment operations                                         (2.00)      (1.58)        2.77       0.90     0.32
                                                                       -------    --------     --------    -------  -------
Less dividends and distributions:
Dividends from net investment income                                     (0.04)      (0.02)       (0.12)     (0.07)   (0.04)
Distributions from capital gains                                         (0.57)      (0.75)       (0.10)     (0.27)   (0.15)
                                                                       -------    --------     --------    -------  -------
Total distributions                                                      (0.61)      (0.77)       (0.22)     (0.34)   (0.19)
                                                                       -------    --------     --------    -------  -------
Net asset value, end of period                                         $  4.33    $   6.94     $   9.29    $  6.74  $  6.18
                                                                       =======    ========     ========    =======  =======
Total return                                                            (27.80)%    (17.21)%      42.12%     14.83%    5.26%
Net assets end of period (000)                                         $62,742    $100,550     $134,255    $91,794  $78,148
Ratio of expenses to average net assets                                   1.09%       1.04%        1.01%      1.22%    1.19%
Ratio of expenses to average net assets (excluding reimbursement)         1.09%       1.04%        1.01%      1.22%    1.19%
Ratio of net investment income (loss) to average net assets               0.30%      (0.06)%       0.41%      1.04%    1.34%
Ratio of net investment income (loss) to average net assets (excluding
 reimbursement)                                                           0.30%      (0.06)%       0.41%      1.04%    1.34%
Portfolio turnover                                                          95%         73%         129%        55%      28%

                                                                                      For the Period
                                                                                      5/01/01 through
Worldwide Growth                                                                         12/31/01
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                      $ 10.00
                                                                                          -------
Income from investment operations:
Net investment income (loss)                                                                (0.02)/C/
Net realized and unrealized gain (loss) on investments                                      (1.06)
                                                                                          -------
Total from investment operations                                                            (1.08)
                                                                                          -------
Less dividends and distributions:
Dividends from net investment income                                                           --
Distributions from capital gains                                                               --
                                                                                          -------
Total distributions                                                                            --
                                                                                          -------
Net asset value, end of period                                                            $  8.92
                                                                                          =======
Total return                                                                               (10.80)%/B/
Net assets end of period (000)                                                            $   769
Ratio of expenses to average net assets                                                      1.40%/A/
Ratio of expenses to average net assets (excluding reimbursement)                           11.63%/A/
Ratio of net investment income (loss) to average net assets                                 (0.37)%/A/
Ratio of net investment income (loss) to average net assets (excluding reimbursement)      (10.61)%/A/
Portfolio turnover                                                                            128%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                 For the Period
                                                                        Year Ended   Year Ended     7/15/99
                                                                       December 31, December 31,    through
Balanced Portfolio                                                         2001         2000       12/31/1999
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $  5.14      $  5.20        $ 5.00
                                                                         -------      -------        ------
Income from investment operations:
Net investment income (loss)                                                0.10/C/      0.11/C/       0.04/C/
Net realized and unrealized gain (loss) on investments                     (0.31)       (0.14)         0.16
                                                                         -------      -------        ------
Total from investment operations                                           (0.21)       (0.03)         0.20
                                                                         -------      -------        ------
Less dividends and distributions:
Dividends from net investment income                                       (0.07)       (0.01)           --
Distributions from capital gains                                              --        (0.02)           --
                                                                         -------      -------        ------
Total distributions                                                        (0.07)       (0.03)           --
                                                                         -------      -------        ------
Net asset value, end of period                                           $  4.86      $  5.14        $ 5.20
                                                                         =======      =======        ======
Total return                                                               (3.86)%      (0.49)%        4.00%/B/
Net assets end of period (000)                                           $21,917      $17,163        $9,886
Ratio of expenses to average net assets                                     0.89%        0.95%         0.95%/A/
Ratio of expenses to average net assets (excluding reimbursement)           0.89%        0.95%         1.89%/A/
Ratio of net investment income (loss) to average net assets                 2.09%        2.18%         1.93%/A/
Ratio of net investment income (loss) to average net assets (excluding
 reimbursement)                                                             2.09%        2.18%         0.99%/A/
Portfolio turnover                                                            41%          56%           13%

                                                                             For the years ended December 31,
                                                            -----------------------------------------------------------------
Managed Portfolio                                              2001           2000          1999          1998        1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    24.19     $    36.30    $    40.56    $    40.78  $    34.31
                                                            ----------     ----------    ----------    ----------  ----------
Income from investment operations:
Net investment income (loss)                                      0.13/C/        0.45/C/       0.50/C/       0.71        0.35
Net realized and unrealized gain (loss) on investments           (3.10)         (0.23)         2.65          2.53        8.06
                                                            ----------     ----------    ----------    ----------  ----------
Total from investment operations                                 (2.97)          0.22          3.15          3.24        8.41
                                                            ----------     ----------    ----------    ----------  ----------
Less dividends and distributions:
Dividends from net investment income                             (0.48)         (0.75)        (0.79)        (0.43)      (0.55)
Distributions from capital gains                                 (1.14)        (11.58)        (6.62)        (3.03)      (1.39)
                                                            ----------     ----------    ----------    ----------  ----------
Total distributions                                              (1.62)        (12.33)        (7.41)        (3.46)      (1.94)
                                                            ----------     ----------    ----------    ----------  ----------
Net asset value, end of period                              $    19.60     $    24.19    $    36.30    $    40.56  $    40.78
                                                            ==========     ==========    ==========    ==========  ==========
Total return                                                    (11.15)%         1.46%         9.22%         7.95%      24.50%
Net assets end of period (000)                              $1,074,983     $1,452,864    $2,292,467    $2,739,305  $2,672,932
Ratio of expenses to average net assets                           0.84%/F/       0.82%         0.76%         0.76%       0.76%
Ratio of expenses to average net assets (excluding
 reimbursement)                                                   0.84%/F/       0.82%         0.76%         0.76%       0.76%
Ratio of net investment income (loss) to average net assets       0.60%/F/       1.44%         1.23%         1.66%       1.14%
Ratio of net investment income (loss) to average net assets
 (excluding reimbursement)                                        0.60%/F/       1.44%         1.23%         1.66%       1.14%
Portfolio turnover                                                 141%            19%           90%           46%         32%

                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Enterprise Accumulation Trust
                             FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                 For the years ended December 31,
                                                                       ----------------------------------------------------
High-Yield Bond Portfolio                                                2001       2000        1999        1998     1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   4.48    $  5.06    $   5.37    $   5.71  $  5.51
                                                                       --------    -------    --------    --------  -------
Income from investment operations:
Net investment income (loss)                                               0.40/C/    0.46/C/     0.46/C/     0.46     0.51
Net realized and unrealized gain (loss) on investments                    (0.14)     (0.58)      (0.26)      (0.26)    0.20
                                                                       --------    -------    --------    --------  -------
Total from investment operations                                           0.26      (0.12)       0.20        0.20     0.71
                                                                       --------    -------    --------    --------  -------
Less dividends and distributions:
Dividends from net investment income                                      (0.40)     (0.46)      (0.46)      (0.46)   (0.51)
Distributions from capital gains                                             --         --       (0.05)      (0.08)      --
                                                                       --------    -------    --------    --------  -------
Total distributions                                                       (0.40)     (0.46)      (0.51)      (0.54)   (0.51)
                                                                       --------    -------    --------    --------  -------
Net asset value, end of period                                         $   4.34    $  4.48    $   5.06    $   5.37  $  5.71
                                                                       ========    =======    ========    ========  =======
Total return                                                               5.90%     (2.52)%      3.86%       3.60%   13.38%
Net assets end of period (000)                                         $107,686    $88,336    $109,816    $101,865  $68,364
Ratio of expenses to average net assets                                    0.77%      0.75%       0.69%       0.72%    0.77%
Ratio of expenses to average net assets (excluding reimbursement)          0.77%      0.75%       0.69%       0.72%    0.77%
Ratio of net investment income (loss) to average net assets                8.92%      9.57%       8.76%       8.19%    8.47%
Ratio of net investment income (loss) to average net assets (excluding
 reimbursement)                                                            8.92%      9.57%       8.76%       8.19%    8.47%
Portfolio turnover                                                           73%        54%         97%        109%     175%

--------
/AAnnualized. /
/BNot Annualized. /
/CBased on average shares outstanding. /
/DLess than $0.01 per share. /
/EPer share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions. /
/F/Does not reflect 0.01% of expense reduction due to an expense offset arrangement.


                      See notes to financial statements.

                         ENTERPRISE Accumulation Trust

                         Notes to Financial Statements
                               December 31, 2001

1. Organization

Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value for the following portfolios: Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Equity, Equity Income, Growth, Growth and Income, Emerging Countries, International Growth, Worldwide Growth, Managed, Balanced and High-Yield Bond.

The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. Significant Accounting Policies

Valuation of Investments -- Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when ECM believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service or broker approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61/st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. /

Special Valuation Risks -- The high-yield securities in which certain portfolios may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the portfolios may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Foreign denominated assets held by a portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio's holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

Illiquid Securities -- At times, the portfolios may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the portfolios will be able to do so. In addition, the portfolios may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the portfolio of investments.

Written Options -- When a portfolio writes an option, an amount equal to the premium received by the portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums

                         ENTERPRISE Accumulation Trust

                               December 31, 2001

received from writing options that expire unexercised are treated as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the portfolio has realized a gain or loss. The risk associated with writing call options is that the portfolio may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.

Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the portfolio as unrealized appreciation or depreciation. When the contract is closed the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed.

As part of their investment programs, the portfolios may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the portfolio attempts to enter into a closing position; (3) the risk that the portfolio will lose amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices as well as interest rates. There were no open futures contracts held in any of the portfolios at December 31, 2001.

Foreign Currency Translation -- Securities, other assets and liabilities of the portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. The portfolios do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

Forward Foreign Currency Contracts -- As part of its investment program, a portfolio may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The portfolio will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses -- Each portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated based on average net assets.

Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Trust intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to shareholders.

Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         ENTERPRISE Accumulation Trust

                               December 31, 2001


Dividends and Distributions -- Except with respect to the High-Yield Bond Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. For the High-Yield Bond Portfolio, dividends from net investment income are declared daily and paid monthly and distributions from net realized capital gains, if any, are declared and paid at least annually. Dividends and Distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("ECM"), a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each portfolio's average daily net assets as of the close of business each day at the following annual rates: for Small Company Value, Equity, and Managed, 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million, 1.25% for Emerging Countries, 1.00% for Multi-Cap Growth, Small Company Growth and Worldwide Growth, 0.85% for International Growth, 0.75% for Mid-Cap Growth, Capital Appreciation, Equity Income, Growth, Growth and Income, and Balanced, and 0.60% for High-Yield Bond.

ECM has contractually agreed to limit the portfolios' expenses through May 1, 2002, to the following expense ratios: Mid-Cap Growth -- 1.15%, Multi-Cap Growth -- 1.40%, Small Company Growth -- 1.40%, Small Company Value -- 1.30%, Capital Appreciation -- 1.30%, Equity -- 1.15%, Equity Income -- 1.05%, Growth -- 1.15%, Growth and Income -- 1.05%, Emerging Countries -- 1.80%, International Growth -- 1.55%, Worldwide Growth -- 1.40%, Balanced -- 0.95%, Managed -- 1.05% and High-Yield Bond -- 0.85%.

ECM is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by MONY Group Inc. MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of December 31, 2001:
Mid-Cap Growth -- $192,000, Multi-Cap Growth -- $421,500, Small Company
Growth -- $393,500, Growth -- $260,500, Capital Appreciation -- $284,500,
Equity Income -- $251,000, Growth and Income --$270,500, Emerging
Countries -- $238,000, Worldwide Growth -- $223,000 and Balanced -- $243,000.

ECM has entered into subadvisory agreements with various investment advisers as Subadvisers for the Trust. A portion of the management fee received by ECM is paid to the respective Subadvisers. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY Group Inc., is the Subadvisers for the Equity Income Portfolio. For the year ended December 31, 2001, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Portfolio of $108,975 with a related payable balance of $10,093 as of December 31, 2001.

For the year ended December 31, 2001, the following portfolios paid brokerage commissions to affiliates including affiliates of the adviser and subadviser, as follows:

Mid-Cap Growth........................................................ $    140
Multi-Cap Growth......................................................  198,553
Small Company Growth..................................................      390
Small Company Value...................................................  297,774
Capital Appreciation..................................................   21,782
Equity................................................................    6,060
Equity Income.........................................................   11,880
Growth................................................................   44,240
Growth and Income.....................................................    3,420
Emerging Countries....................................................      695
International Growth..................................................   50,488
Worldwide Growth......................................................      195
Balanced..............................................................    1,574
Managed...............................................................  951,484

                         ENTERPRISE Accumulation Trust

                               December 31, 2001


4. Investment Transactions

For the year ended December 31, 2001, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                      U.S. Government Obligations
                             and Agencies          Other Investment Securities
                      --------------------------- -----------------------------
 Portfolio              Purchases       Sales       Purchases        Sales
 ---------             ----------    ----------   -------------- --------------
 Mid-Cap Growth......         --            --    $    4,081,615 $    1,695,308
 Multi-Cap Growth....         --            --       107,075,666    106,445,390
 Small Company Growth         --            --        33,878,679     28,741,195
 Small Company Value.         --            --        96,918,494    110,627,784
 Capital Appreciation $3,143,087    $3,137,339        66,696,349     65,214,897
 Equity..............         --            --        81,659,934    129,853,724
 Equity Income.......         --            --        21,899,342     11,615,234
 Growth..............         --            --       142,028,329    138,703,886
 Growth and Income...         --            --        38,054,287      3,503,921
 Emerging Countries..         --            --         1,467,105        644,932
 International Growth         --            --        69,945,580     78,677,416
 Worldwide Growth....         --            --         1,335,939        627,223
 Balanced............  1,870,995     1,025,727        10,189,381      5,850,519
 Managed.............         --            --     1,681,657,313  1,689,242,700
 High-Yield Bond.....  4,541,328     3,806,426        91,449,804     65,616,384

Outstanding forward foreign currency contracts in the International Growth Portfolio at December 31, 2001 were as follows:

                                                           Net
                                 Purchases              Unrealized
           Settlement ------------------------------- Appreciation/
              Date        Receive         Deliver     (Depreciation)
           ---------- --------------- --------------- --------------
            01/09/02  JPY 370,000,000 USD   3,118,941   $(293,452)
                                                        ---------

                                   Sales
                      -------------------------------
                          Receive         Deliver
                      --------------- ---------------
            01/09/02  USD   3,001,176 JPY 370,000,000   $ 175,687
            06/14/02  USD   2,630,320 JPY 330,000,000      89,690
                                                        ---------
                                                          265,377
                                                        ---------
                                                        $ (28,075)
                                                        =========

Transactions in options written for the year ended December 31, 2001, were as follows:

                                                         Number of Premiums
                                                         Contracts Received
                                                         --------- --------
   Growth and Income Portfolio
   Outstanding call options written at December 31, 2000     20    $  6,940
   Options written......................................    105      20,284
   Options expired......................................   (125)    (27,224)
                                                           ----    --------
   Outstanding call options written at December 31, 2001     --    $     --
                                                           ====    ========

                         ENTERPRISE Accumulation Trust

                               December 31, 2001


5. Securities Lending

The portfolios may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the portfolio. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case a portfolio could incur a loss. Securities currently out on loan have been denoted in the Portfolios of Investments. The following summarizes the securities lending activity, if any, for each portfolio for the period ended December 31, 2001:

The portfolio receives cash as collateral for securities lending. The cash is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.


                             Current Value of  Current Value of
                            Securities on Loan Collateral Held
                             at December 31,   at December 31,   Income
       Portfolio                   2001              2001        Earned
       ---------            ------------------ ---------------- --------
       Mid-Cap Growth......    $        --       $        --    $     --
       Multi-Cap Growth....          1,814             1,920      16,559
       Small Company Growth      4,056,040         4,278,508      26,014
       Small Company Value.     26,605,139        28,410,185      71,745
       Capital Appreciation      2,557,444         2,632,108       8,382
       Equity..............     21,839,465        23,338,526      32,321
       Equity Income.......        656,127           678,929       4,986
       Growth..............             --                --      22,841
       Growth and Income...      9,139,280         9,623,035      19,579
       Emerging Countries..             --                --          --
       International Growth      5,156,173         5,386,930      13,743
       Worldwide Growth....             --                --          --
       Balanced............             --                --          --
       Managed.............     13,316,083        13,901,200     100,786
       High-Yield Bond.....      3,682,973         3,776,010      16,953

6. Borrowings

The Trust, and another affiliated mutual fund are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. The portfolios pay an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. There were no loans outstanding at any time during the year ended December 31, 2001.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, market discounts, losses deferred due to wash sale and investments in passive foreign investment companies.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

                         ENTERPRISE Accumulation Trust

                               December 31, 2001


The tax character of distributions paid during 2001 was as follows:

                                Ordinary    Long-Term       Total
          Portfolio              Income    Capital Gain Distributions
          ---------            ----------- ------------ -------------
          Mid-Cap Growth......          --          --            --
          Multi-Cap Growth....          --          --            --
          Small Company Growth $ 1,714,646 $ 1,284,714   $ 2,999,360
          Small Company Value.  10,103,591  80,850,535    90,954,126
          Capital Appreciation     379,194          --       379,194
          Equity..............  64,010,441          --    64,010,441
          Equity Income.......     398,514          --       398,514
          Growth..............   1,278,763          --     1,278,763
          Growth and Income...   1,510,786          --     1,510,786
          Emerging Countries..          --          --            --
          International Growth     746,831   7,136,049     7,882,880
          Worldwide Growth....          --          --            --
          Balanced............     302,038          --       302,038
          Managed.............  25,088,679  60,029,817    85,118,496
          High-Yield Bond.....   9,002,004          --     9,002,004

The tax character of distributable earnings/(accumulated losses) at December 31, 2001 were as follows:

                             Undistributed Undistributed
                               Ordinary      Long-Term   Capital Loss
        Portfolio               Income         Gain      Carryforward
        ---------            ------------- ------------- ------------
        Mid-Cap Growth......          --            --    $   180,729/1/
        Multi-Cap Growth....          --            --     74,529,437/2/
        Small Company Growth          --            --      4,293,074/1/
        Small Company Value.  $3,923,847    $2,674,550             --
        Capital Appreciation          --            --     21,345,690/2/
        Equity..............          --            --     27,118,233/1/
        Equity Income.......     508,556            --      2,752,811/3/
        Growth..............     944,041            --     53,560,091/2/
        Growth and Income...   1,575,019            --      1,369,810/2/
        Emerging Countries..       2,681            --         42,727/1/
        International Growth     340,573            --     15,794,634/1/
        Worldwide Growth....          --            --         79,305/1/
        Balanced............     389,647            --      1,756,428/2/
        Managed.............   7,429,575            --      8,820,085/1/
        High-Yield Bond.....     214,262            --     13,889,269/3/

--------
1  Expires in 2009
2  Expires in 2008-2009
3  Expires in 2007-2009

                         ENTERPRISE Accumulation Trust

                               December 31, 2001


  Tax Basis Unrealized Gain (Loss) on Investments and Distributions

At December 31, 2001, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                          Tax             Tax       Net Unrealized
Portfolio               Tax Cost    Unrealized Gain Unrealized Loss  Gain (Loss)
---------            -------------- --------------- --------------- --------------
Mid-Cap Growth...... $    2,313,587  $    102,819    $     (39,320)  $     63,499
Multi-Cap Growth....     95,532,805     9,068,513       (4,747,984)     4,320,529
Small Company Growth     80,916,787    15,688,238      (14,352,697)     1,335,541
Small Company Value.    343,647,996    66,259,783      (52,061,220)    14,198,563
Capital Appreciation     53,840,625     5,313,493       (1,741,102)     3,572,391
Equity..............    422,744,491    41,419,644     (116,737,785)   (75,318,141)
Equity Income.......     41,617,989     1,944,874       (2,674,908)      (730,034)
Growth..............    267,002,787    25,388,922      (12,300,905)    13,088,017
Growth and Income...    189,657,001    10,788,087      (27,775,265)   (16,987,178)
Emerging Countries..        779,633        94,428          (26,175)        68,253
International Growth     66,928,356     3,871,396       (8,149,037)    (4,277,641)
Worldwide Growth....        786,986        39,517           (7,201)        32,316
Balanced............     20,769,412     1,365,821         (391,991)       973,830
Managed.............  1,068,064,928   103,578,611      (96,883,520)     6,695,091
High-Yield Bond.....    116,038,557     2,285,787      (13,402,472)   (11,116,685)

                         ENTERPRISE Accumulation Trust

                       Report of Independent Accountants

To the Board of Trustees and Shareholders of Enterprise Accumulation Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Equity, Equity Income, Growth, Growth and Income, Emerging Countries, International Growth, Worldwide Growth, Balanced, Managed and High-Yield Bond Portfolios (constituting Enterprise Accumulation Trust, hereafter referred to as the "Trust") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2002

                         ENTERPRISE Accumulation Trust

Investment Adviser
Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

Custodian and Transfer Agent
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

Independent Accountants
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.

                         ENTERPRISE Accumulation Trust

                             TRUSTEES AND OFFICERS

                                                                                                                  NUMBER OF
                                                     LENGTH OF           PRINCIPAL OCCUPATIONS                    PORTFOLIOS
NAME, AGE AND ADDRESS         POSITIONS HELD      SERVICE (YEARS)           PAST FIVE YEARS                       IN COMPLEX

NON-INTERESTED PARTIES
Arthur T. Dietz (78)          Trustee and Audit         16        President, ATD Advisory Corp.                       15
Atlanta, GA                   Committee
                              Member
Arthur Howell, Esquire (83)   Trustee and Audit         16        Of Counsel, Alston & Bird                           15
Highlands, NC                 Committee
                              Chairman
William A. Mitchell, Jr. (61) Trustee                   14        Chairman/CEO, Carter &                              15
Atlanta, GA                                                       Associates (real estate
                                                                  development)
Lonnie H. Pope (67)           Trustee and Audit         16        CEO, Longleaf Industries, Inc.,                     15
Macon, GA                     Committee                           (chemical manufacturing)
                              Member
INTERESTED PARTIES:
Victor Ugolyn (54)            Chairman,                 10        Chairman, President & CEO,                          15
Atlanta, GA                   President & Chief                   ECM, EGF, EPD, and EAT
                              Executive Officer,
                              Trustee



Michael I. Roth (56)          Trustee                   10        Chairman and CEO,                                   15
New York, NY                                                      The MONY Group Inc.
Samuel J. Foti (49)           Trustee                   6         President and COO,                                  15
New York, NY                                                      The MONY Group Inc.
Phillip G. Goff (38)          Vice President and        6         Senior Vice President and CFO,                      15
Atlanta, GA                   Chief Financial                     EFD; Vice President and CFO,
                              Officer                             EGF, ECM, and EPD
Herbert M. Williamson (50)    Treasurer and             7         Assistant Secretary and                             15
Atlanta, GA                   Assistant Secretary                 Treasurer, EGF, ECM and EED
Catherine R. McClellan (46)   Secretary                 7         Secretary, EGF; Director Senior                     15
Atlanta, GA                                                       Vice President, Secretary and Chief
                                                                  Counsel, ECM and EFD

                                  OTHER
NAME, AGE AND ADDRESS         DIRECTORSHIPS

NON-INTERESTED PARTIES
Arthur T. Dietz (78)            EGF - 25
Atlanta, GA                       Funds

Arthur Howell, Esquire (83)     EGF - 25
Highlands, NC                     Funds

William A. Mitchell, Jr. (61)   EGF - 25
Atlanta, GA                       Funds

Lonnie H. Pope (67)             EGF - 25
Macon, GA                         Funds

INTERESTED PARTIES:
Victor Ugolyn (54)              EGF - 25
Atlanta, GA                      Funds,
                                   EGF
                                plc. - 8
                               Portfolios,
                                EIGF - 7
                               Portfolios
Michael I. Roth (56)            EGF - 25
New York, NY                      Funds
Samuel J. Foti (49)             EGF - 25
New York, NY                      Funds
Phillip G. Goff (38)               --
Atlanta, GA

Herbert M. Williamson (50)         --
Atlanta, GA
Catherine R. McClellan (46)        --
Atlanta, GA


Footnotes:
----------

EGF - The Enterprise Group of Funds, Inc. EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust       EGF plc - Enterprise Global Funds plc.
ECM - Enterprise Capital Management, Inc. EIGF - Enterprise International Group of Funds


The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about the trustees and is available, without charge, upon request by calling 1-800-487-6669.